UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03651

Touchstone Strategic Trust
(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
(Address of principal executive offices) (Zip code)

Jill T. McGruder

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

March 31, 2015

Annual Report

Touchstone Strategic Trust

Touchstone Flexible Income Fund

Touchstone Focused Fund

Touchstone Growth Opportunities Fund

Touchstone International Value Fund

Touchstone Large Cap Growth Fund

Touchstone Mid Cap Growth Fund

Touchstone Sands Capital Emerging Markets Growth Fund

Touchstone Small Cap Growth Fund

This report identifies the Funds' investments on March 31, 2015. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

2

Letter from the President

Dear Shareholder:

We are pleased to provide you with the Touchstone Strategic Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the Funds, for the 12 months ended March 31, 2015.

During the period, the U.S. economy began to accelerate amid a strengthening labor market and improving consumer confidence. The economy was sufficiently strong for the U.S. Federal Reserve Board (Fed) to end its Quantitative Easing (QE) program and turn its attention to the timing of its first interest rate increase in nearly 10 years. Combined with weak economic growth abroad, the prospect of higher U.S. interest rates resulted in a strong rally for the U.S. dollar during late 2014 and early 2015. Energy markets fell sharply during the year. Weak global demand and a surge in new supply from North American producers led to a roughly 50 percent decline in the price of oil.

On the strength of the U.S. economy, equity markets continued to move higher during the 12-month period. The U.S. market environment generally favored larger capitalization stocks and companies with stronger growth characteristics. Economic weakness abroad and a rapidly appreciating U.S. dollar led to flat returns for developed international and emerging market equities.

Despite the end of QE and the potential for further tightening of monetary policy by the Fed, interest rates declined during the period, driving bonds to a year of solid gains. Credit spreads widened slightly, causing high yield bonds to lag the investment grade sector.

After an eventful year in the financial markets, a review of your current asset allocation and long-term investment goals is particularly timely. A financial professional can help to assess whether your portfolio’s positioning provides a risk-return profile that is consistent with your financial situation and goals.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill T. McGruder

President

Touchstone Strategic Trust

3

Management's Discussion of Fund Performance (Unaudited)

Touchstone Flexible Income Fund

Sub-Advised by ClearArc Capital, Inc.

Investment Philosophy

The Touchstone Flexible Income Fund invests in a variety of income-producing asset classes, including debt securities, common stock and preferred stock. The Fund’s investment approach employs a top-down macro perspective along with a bottom-up security selection analysis emphasizing quality, relative value and high current income consistent with reasonable risk. Correlation analysis, the statistical measure of how two securities move in relation to each other, is conducted between asset classes in an effort to build a portfolio with low correlation to both stocks and bonds. Fundamental research, quantitative modeling and capital structure analysis are used to help maximize risk-adjusted returns.

Fund Performance

Touchstone Flexible Income Fund (Class A Shares) underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, for the 12-month period ended March 31, 2015. The Fund’s total return was 5.22 percent (calculated excluding the maximum sales charge), while the total return of the benchmark was 5.72 percent.

Market Environment

The primary story for the period was the strong downward movement in interest rates. In the U.S., the rate yield curve flattened as longer-term rates declined more than intermediate and shorter-term rates. Declining interest rates were mainly due to lower-than-expected inflation across the globe and falling energy prices, while the U.S. Federal Reserve Board (Fed) concluded its taper of quantitative easing (QE) in the face of a slowly improving employment market and modest gross domestic product (GDP) growth. Yet the European Central Bank (ECB), Bank of Japan and many emerging market central banks continued to enact expansionary monetary policies such as QE and/or cutting short-term interest rates. This divergence of monetary policies between the U.S. and most developed and emerging markets led to a strengthening U.S. dollar. This lower global interest rate environment provided a performance tailwind for both preferred and real estate investment trust (REIT) equities. Stocks in the U.S. posted strong returns, however European and Japanese equity markets generally posted weak returns.

Portfolio Review

The Fund’s effective duration was about one year shorter than the benchmark. This shorter duration position overall detracted from performance as the Fund sacrificed some upside performance in both preferred and REIT equities over the period. Within the Fund’s preferred equity allocation, we have favored the hybrid (fixed to floating structure) portion of the preferred market. These securities have less interest rate sensitivity but with rates falling, they underperformed fixed-rate preferred equities. We believe that rate volatility is likely to pick up as the Fed’s decision to raise rates is an ongoing debate, and therefore believe hybrid preferred equities offer the most appropriate positioning. As mentioned previously, equity REITs had a strong year and the Fund’s underweight to this sector combined with security selection detracted from performance. Overall, REITs benefited from the rate movement. The Fund’s allocation was heavier in mortgage REITs which offered more yield, but did not perform as well as non-mortgage REITs when longer-term rates declined.

Within the Fund’s bond allocation, we saw the potential for weakness in credit early in the period, and therefore reduced the Fund’s corporate bond exposure and increased its U.S. Treasury exposure. This move contributed to the Fund’s performance. However, credit does appear to be on the rebound due to demand exceeding supply, so we are selectively adding to higher quality bonds where appropriate. Outside of credit sectors, security selection across structured bonds was mixed. Asset-Backed Securities (ABS) contributed to performance while the Fund’s Commercial Mortgage-Backed Securities (CMBS) allocation detracted.

4

Management's Discussion of Fund Performance (Unaudited) (Continued)

Within the Fund’s common stock exposure, security selection detracted from the Fund’s performance. This was primarily driven by poor performance from positions in Eastman Chemical Co., BP PLC, and LyondellBasell Industries NV. In the final quarter of the period, some U.S. equity exposure was shifted to Japanese and European equities because of what we believed to be more attractive valuations and easier monetary policies in those markets.

The Fund was appropriately positioned for U.S. dollar strength and hedged many of the Fund’s foreign currency holdings. The Fund was also positioned appropriately for weakening emerging market currencies such as short positions in the Brazilian real, South African rand, Columbian peso, and the Indonesian rupiah. Additionally, the Fund had some relative value currency trades that saw small success.

Outlook

We believe equity markets in Japan, Europe and China are likely to outperform the U.S. going forward. We also believe rates have settled into a new range. Absent stronger fundamentals than expected, we anticipate rates will likely hover between 1.6 percent to 2.2 percent on the 10-year U.S. Treasury, held back by QE in Europe and Japan. We believe the U.S. dollar may strengthen further but at a slower rate of appreciation. Higher volatility may represent opportunity and the Fund is positioned for a more normal environment there. Since current inflation measures are well below their target, GDP growth is still moderate, and inflation expectations remain weak, we believe raising rates too soon may be a policy error. Finally, we believe there is a chance for an emerging market crisis at some point during the year.

We would be concerned if the Fed tightened policy too early, as the U.S. dollar’s strength has already acted as de facto tightening. The effects of an emerging markets crisis are difficult to predict. That is why the flexibility afforded in the Fund is so important. Although we don’t expect a Fed move in the short term, we remain ready to adjust to such a scenario. Real GDP growth over three percent for several quarters, accompanied by strong wage growth and a rise in inflation expectations, would threaten our expectations.

We believe the environment remains favorable for the Fund. It is hard to overstate the benefit of a yield advantage within an unlevered and high quality context in a low (to zero) interest rate environment. While the Fund may struggle to keep up in return, we believe our measured approach is proper in a more volatile environment.

Dividend-paying investments may not experience the same price appreciation as non-dividend paying instruments, dividend-issuing companies may choose not to pay a dividend, or the dividend may be less than what is anticipated.

Diversification neither assures a profit nor guarantees against loss in a declining market.

5

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Flexible Income Fund - Class A* and the Barclays U.S. Aggregate Bond Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was April 1, 2004, October 29, 2001, September 1, 1998 and September 10, 2012, respectively. Class A shares, Class C shares and Class Y shares performance information was calculated using the historical performance of the Fifth Third/Maxus Income Fund Investor shares, with an inception date of March 10, 1985, for periods prior to April 1, 2004, October 29, 2001 and September 1, 1998, respectively. Institutional Class shares performance information was calculated using the historical performance of Class Y shares for the periods prior to September 10, 2012. The returns have been restated to reflect sales charges and fees applicable to Class A, Class C, Class Y and Institutional Class shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed if redeemed within a one-year period from date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

6

Management's Discussion of Fund Performance (Unaudited)

Touchstone Focused Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Fund seeks to invest in companies of all capitalizations that are trading below what is believed to be the estimate of their intrinsic value and have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty or a government barrier (e.g., license or subsidy). Management believes that the strongest barrier to entry is the combination of economies of scale and high customer loyalty.

Fund Performance

The Touchstone Focused Fund (Class A Shares) underperformed its benchmark, the Russell 3000® Index, for the 12-month period ended March 31, 2015. The Fund’s total return was 6.99 percent (calculated excluding the maximum sales charge), while the total return of the benchmark was 12.37 percent.

Market Environment

Equity markets continued to climb and set record highs as investors assessed a wide range of issues. Job growth was healthy and commodity prices generally declined over the last year. The Energy sector was the only sector in the benchmark that experienced an absolute decline in value as investors responded to a 50 percent drop in the price of crude oil as well as the lowest level of natural gas prices seen since April 2012. Performance of the Materials, Industrials, Telecommunication Services, Utilities and Financials sectors also lagged. The Health Care sector outperformed all sectors. Information Technology, Consumer Staples and Consumer Discretionary sector stocks also outperformed.

Portfolio Review

Most of the underperformance of the Touchstone Focused Fund can be attributed to stock selection, with sector allocation accounting for the remainder. From a sector allocation perspective, an underweight to the Health Care sector detracted the most from performance. Other sectors that underperformed the benchmark included Industrials, Consumer Staples and Financials. Sectors that outperformed the benchmark included Consumer Discretionary, Energy, Materials, Telecommunication Services and Information Technology. International companies also underperformed the benchmark.

Royal Caribbean Cruises Ltd. (Consumer Discretionary sector) was the top performing stock during the past 12 months. Throughout the year, it benefited from an improving core business and falling fuel prices. Berry Plastics Group Inc. (Materials sector) was also a top performer as the company gave strong cash flow guidance for 2015 aided by falling oil prices which should result in lower resin costs in the future. World Fuel Services Corp. (Energy sector) also performed strongly as the company benefited from the recent volatility in bunker fuel prices which led to increased volumes from its highly captive customer base.

Stocks that detracted from performance included Tesco (Consumer Staples sector) which felt the negative impact from increased competition from discount food retailers and negative sentiment surrounding an accounting issue announced in the fourth quarter of 2014. Bank of America Corp. (Financials sector) lagged due to concerns over its ability to return capital to shareholders after conditionally passing regulatory stress tests. Joy Global Inc. (Industrials sector) reported a weak fourth quarter and warned investors of continued weakness due to the impact from falling commodity prices, particularly iron ore and copper.

7

Management's Discussion of Fund Performance (Unaudited) (Continued)

From a market cap perspective, the Fund’s allocation to smaller-cap businesses was reduced. The Fund maintained an overweight to mid-cap companies. While the Fund has increased its exposure to larger-cap businesses it remained underweight to the benchmark. This allocation decision had no impact on performance during the year.

In general, as the market has moved higher over the past 12 months, our assessment of the quality of the overall Fund’s portfolio remained high. The weighted average return on capital for the companies held in the Fund (excluding the Financials sector stocks) is currently estimated to be above the weighted average cost of capital. Moreover, the Fund is invested in companies that we believe have high barriers to entry indicating that these businesses should continue to earn attractive returns on capital in the future.

Outlook

The market marked the sixth anniversary of the current bull market, which began on March 10, 2009. It is worth noting that determining when to call the market top for equities based on nothing more than the age of a bull market is fraught with problems, given their varying lengths throughout history. We believe the approach that should be taken is to examine the quality of the bull market. Today, breadth (a measure of the number of stocks participating in a market movement) in mid-cap and large-cap businesses is still good with only deterioration in the small-cap area. In other words, market breadth is providing little indication of a market top. Beyond breadth, we believe market valuation is reasonable. Additionally, lending standards are favorable so we are comfortable with the credit cycle. We believe that inflation is under control which is also indicative of a positive backdrop to the equity market.

The Fund is structured to benefit from a decline in the U.S. dollar; for Chinese, U.S. and European consumers to grow their rate of consumption; and for oil and interest rates to increase from current levels. We will continue to select companies for the Fund that we believe can generate excess returns on capital and have high barriers to entry, and yet are priced as if they are mature businesses with little expectation for future growth.

8

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Focused
Fund - Class A*, the Russell 3000® Index and the S&P 500® Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was September 30, 2003, April 12, 2012, February 12, 1999 and December 20, 2006, respectively. Class A shares, Class C shares and Institutional Class shares performance information was calculated using the historical performance of Class Y shares for the periods prior to September 30, 2003, April 12, 2012 and December 20, 2006, respectively. The returns have been restated to reflect sales charges and fees applicable to Class A, Class C and Institutional Class shares. The returns of the indexes listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed if redeemed within a one-year period from date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.

9

Management's Discussion of Fund Performance (Unaudited)

Touchstone Growth Opportunities Fund

Sub-Advised by Westfield Capital Management LP

Investment Philosophy

The Touchstone Growth Opportunities Fund seeks long-term capital appreciation by primarily investing in stocks of U.S. companies with large, medium and small market capitalizations. The Fund’s portfolio managers place focus on companies they believe to have demonstrated records of achievement with excellent prospects for earnings growth over a 1-3 year period and incorporate a proprietary, research driven, bottom-up approach that seeks to identify quality growth companies with strong management teams, sustainable business models and solid financials.

Fund Performance

The Touchstone Growth Opportunities Fund (Class A Shares) underperformed its benchmark, the Russell 3000® Growth Index, for the 12-month period ended March 31, 2015. The Fund’s total return was 14.99 percent (calculated excluding the maximum sales charge), while the total return of the benchmark was 15.76 percent.

Market Environment

Most domestic stock indices delivered double-digit gains in the past 12 months, extending the current bull market that began six years ago. The advance, however, was not uniform across sectors and companies, as investors wrestled with the implications of a number of macroeconomic factors. For example, the dramatic collapse of crude oil prices pushed Energy sector stocks across all market capitalizations into deeply negative territory, while the rapid ascent of the U.S. dollar put pressure on the earnings outlooks of many multinational firms. The timing of the U.S. Federal Reserve Board’s (Fed) monetary policy tightening continued to be a significant source of uncertainty for investors. While the U.S. economy was on a stronger footing than economies of other countries around the world, fears of global economic contagion lingered. The Health Care sector delivered the top returns across the market capitalization spectrum, by far outpacing more economically-sensitive sectors such as Energy, Materials, and Industrials. Health Care sector performance was powered in part by a robust mergers and acquisitions (M&A) environment within the biotechnology and pharmaceutical industries. Growth-oriented stocks generally outperformed their value counterparts. The performance dichotomy highlighted investors’ sharpened focus on those segments that were able to deliver earnings growth in an uncertain economic backdrop.

Portfolio Review

Four economic sectors contributed positively to relative returns, but it was the Fund’s investments in Health Care, Energy and Financials that generated the majority of incremental gains, offsetting weakness within the Materials, Consumer Staples and Industrials sectors.

The Health Care sector was the Fund’s top relative and absolute performer. The outperformance was broad based, with particular strength exhibited by the Fund’s pharmaceutical and biotechnology stocks. The pharmaceuticals industry, which remains the Fund’s largest active weight, continued to be fueled by M&A activity. Most transactions to this point have been highly accretive, with commercial scale and cost synergies representing the primary drivers. Actavis PLC, a pharmaceutical firm focused on manufacturing generic and over-the-counter products, was one of the performance highlights. Its acquisitions of Forest Laboratories in early 2014 and Warner Chilcott in 2013 expanded the earnings growth of the company, which is domiciled in tax-advantaged Ireland. In November, it announced it would acquire Allergan Inc., a global multi-specialty health care company. We liked the deal from a strategic fit perspective and for its meaningful tax and cost savings. Allergan’s book of products, which is diversified across neurology, ophthalmology and medical aesthetics, represents a high-visibility cash flow

10

Management's Discussion of Fund Performance (Unaudited) (Continued)

generation machine that would underwrite Actavis’ further M&A activity. Endo International PLC., an Irish-domiciled, specialty pharmaceutical company, reached an all-time high in mid-March. The company’s seasoned management team has repositioned its portfolio of healthcare brands, selling less profitable assets and pursuing accretive acquisitions. During an industry-wide conference in early January, the company emphasized the strength of its generics pipeline, an area where Endo has a lot of pricing power, and highlighted its continued focus on growth through strategic acquisitions. We trimmed the stock several times to manage the position size, and following Endo’s surprisingly high bid for Salix Pharmaceuticals on March 13, we sold the Fund’s remaining position. Cubist Pharmaceuticals, Inc. surged in December following the buyout news of this acute care biopharmaceutical company by Merck. The largest holding within the sector, Celgene Corporation, also contributed meaningfully to excess returns. We believe that the company has the ability to drive double-digit growth on the top and bottom line given its robust, low-risk product pipeline. Celgene’s key product Revlimid is the standard of care for the treatment of multiple myeloma patients in the U.S. and the drug’s sales continue to accelerate, driven by market share gains and increased treatment duration. The company’s newer franchises include Abraxane for breast, lung and pancreatic cancers and Otezla for inflammation disorders.

The Energy sector contributed positively to relative Fund performance, however the sector’s performance, in general, reflected the downward trajectory of crude oil – the commodity price began to decline in the summer of 2014, and did not find support until late February/early March 2015 at around $50 per barrel. A combination of the Fund’s strategic underweight to oil/gas exploration and production companies and a stock within the refining industry, Tesoro Corporation, drove the bulk of the outperformance within the sector. Refining had been a poor industry for 30 years in the U.S., but we saw a fundamental shift driven by shale oil production and management commitment to change. The Fund originally invested in refiners three years ago when they traded at a mere three times EBITDA (Earnings Before Interest, Depreciation and Amortization) because Wall Street analysts did not understand the paradigm shift that would take place. We believe refiners are still mispriced by Wall Street, with valuation multiples based on their refining merits alone, while these companies often have significant mid-stream assets, which in some cases represent up to 40 percent of their value. While we continue to like Tesoro’s fundamental characteristics and long-term appreciation potential, we have trimmed the Fund’s position, as we think that slowing domestic oil supply will be a headwind for the company near term. The Fund’s exposure to the sector decreased over the past 12 months, and we are becoming incrementally more positive on those companies within the Energy sector that benefit from rising commodity prices. The oil rig count is already down over 40 percent year-to-date, and we project U.S. production will slow significantly during the second half of 2015. It is our opinion that a more balanced oil market will require higher oil prices to meet global demand. Some oil producers already trade at valuations reflecting $80 per barrel of oil despite their stretched balance sheets. However, we believe that oil service companies possessing next-generation technologies and oil exploration firms that have the highest quality geological assets will offer the potential for solid returns going forward.

The Financials sector also contributed to excess returns. The sector, heavily influenced by global interest rates trends, delivered uneven performance, underperforming the broad market during the period. Generally speaking, stocks with fixed-income-like characteristics, such as property REITs (real estate investment trusts), advanced, while interest rate-sensitive banks underperformed. Although the Fund is generally underweight REITs, we continue to believe that commercial mortgage companies behave differently than their equity REIT brethren. Given less leverage and floating rate loans with commercial mortgage, we believe REITs should exhibit less interest rate risk. CBRE Group, Inc., a provider of commercial real estate services, was the sector’s top contributor to relative returns. The Fund owns the company based on our outlook for the non-residential construction market and the health of commercial real estate in general. CBRE continued to take market share from the middle market operators who are not able to compete with the reach and service capabilities of the bigger players in this highly fragmented industry. In late March, the company announced that it would acquire Johnson Controls’ Global Workplace Solutions business segment. We view the move as representative of the secular

11

Management's Discussion of Fund Performance (Unaudited) (Continued)

shift within the industry, with clients gravitating to larger industry participants who are better able to provide a full suite of services than smaller players. Given its dominant position in most markets, CBRE is the likely candidate for continued market share gains, in our opinion. The Fund has an overweight position in the sector following the purchase of Discover Financial Services, a direct banking and payment services company. We like Discover’s loan and revenue growth and believe its payment network is a unique asset that has the potential to be acquired in the future.

The Materials sector was the Fund’s largest detractor. The sector underperformed the broad market during the period, as investors’ already negative outlook on the earnings prospects of large capitalization Materials sector companies was exacerbated by uncertainty around crude oil prices, unfavorable currency trends and weak emerging markets. The Fund’s exposure to the sector was reduced during the period partially due to the sale of specialty chemicals developer FMC Corp. The trade was motivated by a change in the company’s strategy. Our initial sum-of-the-parts analysis of FMC’s intrinsic value was based on the company’s proposed split into two publicly traded entities, and when FMC abandoned its divesture plans and announced a decision to acquire a global crop chemical company instead, we sold the Fund’s investment in the stock. Also restraining performance results was Axiall Corporation, a producer of vinyl-based products, which traded lower over the summer months. The company posted disappointing quarterly earnings, citing weather and operational mishaps at one of its vinyl-chloride plants among the reasons for the weakness. Our analysis of the industry trends confirmed that growth in the U.S. housing sector was not strong enough to drive PVC price increases and expand the company’s profit margins, and the stock was sold. We continue to be selective in the Fund’s holdings within the sector, favoring innovation-driven companies that exhibit secular growth from new material use or market share gains. For instance, the Fund remains invested in Monsanto Company. It has the largest innovation pipeline in the industry and has demonstrated robust share gains in corn and soybeans, coming at the expense of DuPont’s Pioneer and Syngenta. We believe its earnings will continue to accelerate through a combination of secular growth in new technologies, new market opportunities and share buybacks.

The Consumer Staples sector also detracted from Fund performance, restrained primarily by stock-specific weakness within the packaged foods and meats sub-industry. Underperforming during the time period, and sold last summer, was confectionary maker Hershey Company. Although we like the company’s innovation pipeline and international business opportunities, we were concerned about the sluggish earnings growth prospects near term. B&G Foods, Inc., a manufacturer and distributor of packaged foods, was also sold from the Fund. The company, which had been growing through tuck-in acquisitions, underperformed due to some execution issues with its recent transactions, particularly snack maker Pirate’s Booty. We remain constructive on the sector, seeking investments that present a growth opportunity in excess of the average Consumer Staples company growth rate. Mead Johnson Nutrition Company, a manufacturer of infant and children’s nutrition products, was added to the Fund. The nutritional market has secular tailwinds, including job growth and rising incomes, and we think the company will benefit from its exposure to rapidly-growing emerging markets.

The Industrials sector also detracted from relative performance. A complex and multifaceted sector, Industrials delivered uneven results, lagging behind the broader index’s advance. Companies in globally-oriented industries declined, while companies in acyclical industries, such as employment services and diversified support services, rose. The top performers were airlines and transportation companies, the beneficiaries of lower crude oil prices. While the Fund’s airline investment – United Continental Holdings, Inc. – provided a sizable boost to relative returns, its positive contribution was offset by declines across several sub-industries. Hexcel Corporation, a manufacturer of lightweight aerospace composites, had a negative impact on absolute and relative returns, and the stock was sold. While we are optimistic about the company’s growth prospects associated with the Airbus A350 and the Boeing 787, we were concerned about the lack of near-term catalysts and management’s reluctance to provide sufficient detail on its capital deployment strategy. IHS Inc., a consulting services firm, declined after the company lowered organic subscription revenue guidance for the fourth quarter. According to management,

12

Management's Discussion of Fund Performance (Unaudited) (Continued)

certain discontinued products that came as part of prior acquisitions, have been moved to the organic base in the books, necessitating the guidance reduction. This Fund investment was sold as well. Also underperforming, but maintained in the Fund, was Caterpillar Inc., a manufacturer of heavy equipment and industrial engines and turbines. The company’s energy-related business put a damper on the earnings, held back by the sharp decline in exploration and production capital expenditures. Despite this weakness, we continued to view Caterpillar’s global franchise as one of the best in the construction machinery segment. Given the company’s top-of-the-line products, its dividend yield and low capital expenditures, we believe Caterpillar should demonstrate significant price appreciation when industry demand for the company’s products picks up.

Outlook

The U.S. economy appeared to have hit a soft patch in the first quarter of the year, restrained by unusually harsh winter conditions across major parts of the Midwest and Northeast as well as a prolonged stoppage at West Coast ports. We think that the weakness is transient and that economic growth will resume, fueled by low inflation, a benign interest rate environment, and improving consumer spending. The first quarter earnings reporting season that begins in the second week of April 2015, will help to identify those segments of the economy that are struggling and those that are expanding. In addition to continued strength here in the U.S., our analysis also indicates the start of an economic recovery in Europe. We believe massive monetary stimulus launched by the European Central Bank in early 2015 should promote growth in the eurozone and help all economies dependent on global trade.

Volatility of risky assets did pick up in the past few months, but we remain enthusiastic about the prospects of domestic growth equities. Although their valuations have expanded during the current bull market, equities remain attractive, specifically those companies with solid fundamentals, organic growth and reasonable valuations.

Dividend-paying investments may not experience the same price appreciation as non-dividend paying instruments, dividend-issuing companies may choose not to pay a dividend, or the dividend may be less than what is anticipated.

13

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Growth Opportunities Fund - Class A* and the Russell 3000® Growth Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was September 29, 1995, August 2, 1999, February 2, 2009 and February 2, 2009, respectively. Class C shares, Class Y shares and Institutional Class shares performance information was calculated using the historical performance of Class A shares for periods prior to August 2, 1999, February 2, 2009 and February 2, 2009, respectively. The returns have been restated to reflect sales charges and fees applicable to Class C, Class Y and Institutional Class shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed if redeemed within a one-year period from date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

Russell 3000® Growth Index measures the performance of those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values.

14

Management's Discussion of Fund Performance (Unaudited)

Touchstone International Value Fund

Sub-Advised by Barrow, Hanley, Mewhinney & Strauss, LLC

Investment Philosophy

The Touchstone International Value Fund seeks long-term capital growth by primarily investing in equity securities of non-U.S. companies believed to be undervalued and searches for companies that have price-to-earnings and price-to-book ratios below the market, free cash flow ratios at or below the market and dividend yields above the market.

Fund Performance

The Touchstone International Value Fund (Class A Shares) underperformed its benchmark, the MSCI EAFE Index, for the 12-month period ended March 31, 2015. The Fund’s total return was -4.95 percent (calculated excluding the maximum sales charge), while the total return of the benchmark was -0.92 percent.

Market Environment

During the 12-month period, many of the world’s economies, currencies, central banks and interest rates were on very diverse paths, with this divergence magnified by a surging U.S. dollar and a collapse in oil prices. Investors were highly focused on the U.S. economy, with particular attention paid to those indicators that might presage a change in the monetary policy stance of the U.S. Federal Reserve Board (Fed). After the Fed’s massive, multi-year quantitative easing program that reflated U.S. financial markets and helped the economy recover, the Fed is now looking to return to more “normal” monetary conditions. The U.S. economy grew at a stronger rate than the rest of the developed world during the last 12 months, increasing the likelihood that the Fed would increase short-term interest rates to normalize its monetary policy. However, concerns over rising interest rates and the impact of a stronger dollar caused the U.S. market to stall and underperform Europe and Japan during the final quarter of the period.

Although European and Japanese economies struggled through most of the 12-month period, monetary easing efforts from each of their central banks began to gain traction early in 2015. The European Central Bank (ECB) announced its long-awaited quantitative easing plan, which was received positively by the market, and many countries in the region posted strong performance in local-currency terms toward the end of the period. Japan’s economy was supported by its easy monetary policy and government’s move to purchase equities, which also created positive momentum for that country’s economy.

Portfolio Review

For the period, the Fund’s stock selection within the Utilities, Materials and Industrials sectors benefited performance, along with the Fund’s underweight position to the Energy and Materials sectors. Conversely, stock selection within the Financials, Consumer Staples and Consumer Discretionary sectors were the primary detractors from performance. Among the individual stocks that contributed to Fund performance during the period were Mabuchi Motor Co. Ltd., AMADA Holdings Co. Ltd. (both from the Industrials sector), Teva Pharmaceutical Industries Ltd. (Health Care sector) and Imperial Tobacco Group PLC (Consumer Staples sector). Mabuchi Motor Co. is a Japan-based manufacturer of small motors that are used in automobiles and electric components. Mabuchi performed strongly as a recovery in global auto production benefitted the company. This tailwind was particularly pronounced due to a shift in product mix toward the higher-margin automotive motors. Automobile motors made up the majority of the company’s business, which contributed to an acceleration in the company’s growth and margin expansion. Mabuchi also announced a dividend increase and a share buyback, which further benefited the stock. AMADA Holdings Co., a plate- and press-products manufacturing company based in Japan, produced strong performance, as the company’s profits for its fiscal year 2014 exceeded expectations. AMADA also increased its earnings guidance for fiscal year 2015 above market estimates, increased its dividend payout target and

15

Management's Discussion of Fund Performance (Unaudited) (Continued)

repurchased some of the company’s outstanding shares. Additionally, we believe the company should benefit from strong levels of domestic demand going forward, as a result of the country’s ongoing reconstruction activity and Japan’s winning bid to host the 2020 winter Olympics. Teva Pharmaceutical Industries, an Israel-based generic pharmaceutical company, climbed higher as a result of a new delivery method for its Copaxone drug. Previously taken daily, Copaxone can now be effectively administered thrice-weekly, a change that extended the drug’s patent life. Furthermore, the company’s new management team executed well on its strategy to convert Copaxone patients over to the improved version of the drug, and implemented a large cost-reduction plan. Imperial Tobacco Group, a U.K.-based tobacco products company, outperformed during the annual period. Earlier in the year, the stock was supported by the company’s defensive characteristics, including its high-cash dividend yield. Management was forthright in stating its intention to increase the dividend in both 2014 and 2015, pledging to devote balance sheet assets to finance the increase. In the summer of 2014, Imperial Tobacco unexpectedly announced that it would be involved in a long-rumored deal between rival tobacco companies Reynolds American Inc. and Lorillard, Inc. (neither company is a Fund holding). Specifically, Imperial Tobacco will purchase five brands—KOOL, Salem, Winston, Maverick and blu eCigs—from Reynolds American and Lorillard, and will also acquire Lorillard’s manufacturing facilities and U.S. sales force. Following U.S. regulatory approval, Imperial Tobacco’s market share in the U.S. is expected to experience a strong increase.

Among the stocks that detracted from Fund performance were Delta Lloyd NV, Erste Group Bank AG (both from the Financials sector), Casino Guichard-Perrachon SA (Consumer Staples sector) and Joy Global Inc. (Industrials sector). Delta Lloyd is a Netherlands-based financial services provider offering insurance products, fund management and banking products and services. The company is sensitive to interest rate movements, and the stock underperformed as the 10-year interest rates in both the U.S. and Europe declined. Furthermore, there was concern about Delta Lloyd’s capital adequacy relative to its peers, resulting in speculation that the company may have to initiate an equity issuance. Although interest rate movements mask most fundamental changes, we still like Delta Lloyd going forward. The company continues to see improvement in its underlying business as earnings from one of its largest segments, the Dutch pension buyout market, is growing at a double-digit pace. We believe the company has an attractive valuation and will benefit strongly from an increase in interest rates. Erste Group Bank AG, an Austria-based banking company, underperformed in the period as a result of negative regulatory decisions in the first half of the year. These actions included a forced acceleration of loan loss reserves and a restatement of the currency impact on foreign loans. These write-downs ultimately depressed earnings. Looking ahead, we expect the regulatory environment to soften for Erste Group as the bank transitions to the ECB regulatory regime. Given the company’s strong capital position and attractive valuation, we remain positive on the prospects for Erste Group. During the first half of the fiscal period, the stock of Casino Guichard-Perrachon performed strongly. A France-based operator of retail stores and outlets, Casino executed a radical price repositioning in France, which drove improved trends at its French hypermarkets and supermarkets. The company also experienced resilient growth in emerging market regions, particularly its Brazilian subsidiary, and the monetization of its e-commerce assets via a pending IPO of e-commerce company Cnova NV. During the second half of the fiscal year, however, concerns mounted that a price war would break out among the grocery retailers in France, where pricing is more aggressive because of a soft consumer economy. Additionally, Casino’s stock was negatively impacted by the Cnova IPO valuation, which fell short of expectations and the depreciation of the Brazilian real and the Colombian peso, which hurt Casino’s overseas earnings. Over the long term, we believe Casino’s international portfolio is positioned well in structurally attractive emerging markets, including Brazil, Colombia and Thailand. In France, Casino has leading positions in retailers (from convenience stores to hypermarkets) and its market share is stabilizing. Joy Global is a U.S.-based manufacturer and distributor of mining equipment for the extraction of minerals and ores. Joy Global underperformed during the period as the company cut its full-year earnings outlook due to declining prices for commodities such as copper. Additionally, demand for coal fell due to lower prices for natural gas, which is often used as a substitute for coal in power generation. The depressed commodity prices reduced the need for capital expenditures and

16

Management's Discussion of Fund Performance (Unaudited) (Continued)

maintenance expenses among Joy Global’s mining customers. However, we believe the company has a strong competitive position, attractive valuation and a meaningful earnings upside driven in part by Joy Global’s move into hardrock and consumables.

Outlook

We believe the outlook for global equities remains positive overall, but is dependent in many cases on geographic location and valuations. Several positive developments in Europe have bolstered our confidence in this region and we maintain our positive view on European stocks and remain overweight this region. Going forward, we believe the recent announcement by the ECB to commence its own quantitative easing program, a weaker euro and lower oil prices should stimulate growth within the region and provide a better operating environment for European companies. Risks within the region remain, though, such as the still unresolved Greek debt situation. We are cautious on our outlook for Japan, as we believe its stimulus program does not address broader corporate management issues relating to profitability and shareholder value. However, there are signs that a subtle shift in management psychology is occurring and, as such, we have added to the Fund’s underweight position and are searching for more opportunities. While many areas within Emerging Markets are trading on compelling valuations, we believe risks remain elevated. A slowing Chinese economy, weakened currencies relative to the U.S. dollar and lower commodity prices have all put pressure on a recovery. We believe these risks will abate and the holdings in Emerging Markets should benefit the Fund going forward.

Our investment discipline is driven by fundamental research, which includes analyzing and building our own appraisals of fair value one company at a time. The Fund strives to comprise a relatively concentrated basket of companies that we believe offer a better return profile relative to the market.

Dividend-paying investments may not experience the same price appreciation as non-dividend paying instruments, dividend-issuing companies may choose not to pay a dividend, or the dividend may be less than what is anticipated.

17

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone International Value Fund - Class A* and the MSCI EAFE Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was August 18, 1994, April 25, 1996, October 9, 1998 and September 10, 2012, respectively. Class C shares, Class Y shares and Institutional Class shares performance information was calculated using the historical performance of Class A shares for periods prior to April 25,1996, October 9, 1998 and September 10, 2012, respectively. The returns have been restated to reflect sales charges and fees applicable to Class C, Class Y, and Institutional Class shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed if redeemed within a one-year period from date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the U.S. and Canada.

18

Management's Discussion of Fund Performance (Unaudited)

Touchstone Large Cap Growth Fund

Sub-Advised by Navellier & Associates, Inc.

Investment Philosophy

The Touchstone Large Cap Growth Fund seeks long-term growth of capital. The Fund primarily invests in common stocks of large-cap U.S. companies believed to possess strong appreciation potential.

Fund Performance

The Touchstone Large Cap Growth Fund (Class A Shares) outperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period ended March 31, 2015. The Fund’s total return was 17.17 percent (calculated excluding the maximum sales charge), while the total return of the benchmark was 16.09 percent.

Market Environment

During the period, the U.S. economy began to accelerate amid a strengthening labor market and improving consumer confidence. The economy was sufficiently strong for the U.S. Federal Reserve Board (Fed) to end its quantitative easing (QE) program and turn its attention to the timing of a first interest rate increase in nearly 10 years. Combined with weak economic growth abroad, the prospect of higher U.S. interest rates resulted in a strong rally for the U.S. dollar during late 2014 and early 2015. Energy markets fell sharply during the year. Weak global demand and a surge in new supply from North American producers led to a roughly 50 percent decline in the price of oil.

On the strength of the U.S. economy, equity markets continued to move higher during the 12-month period. The U.S. market environment generally favored larger-capitalization stocks and companies with stronger growth characteristics. Strong returns among large-cap growth stocks was broad-based, with six of the 10 economic sectors posting double-digit returns. However, economic weakness abroad and a rapidly appreciating U.S. dollar led to flat returns for developed international and emerging market equities.

Despite the end of QE and the potential for further tightening of monetary policy by the Fed, interest rates declined during the period, driving bonds to a year of solid gains. Credit spreads widened slightly, causing high yield bonds to lag the investment grade sector.

Portfolio Review

Although the exposure to Health Care stocks was trimmed over the past 12 months, the Fund continued to have a significant overweight position in the Health Care sector which contributed to performance. Also, the Fund’s overweight position in the Information Technology sector contributed to performance. Conversely, the Energy and Materials sectors were the biggest detractors to performance due to the drop in oil and other commodity prices.

The top stock contributors to the Fund’s returns over the 12-month period were Amerisource Bergen Corp. (Health Care sector), Southwest Airlines Co. (Industrials sector), Skyworks Solutions Inc. (Information Technology sector), Actavis PLC (Health Care sector) and Avago Technologies Ltd. (Information Technology sector).

The largest detractors to performance came from: Amkor Technology Inc. (Information Technology sector), Salix Pharmaceuticals Ltd. (Health Care sector), U.S. Silica Holdings Inc. (Energy sector), Century Aluminum Co. (Materials sector) and Helmerich & Payne Inc. (Energy sector).

Outlook

Overall, we remain in an environment with low interest rates, a cautious Fed, and positive gross domestic product (GDP) growth. A strong U.S. dollar and low crude oil prices are causing the trade deficit to shrink dramatically.

19

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Large Cap Growth Fund - Class A* and the Russell 1000® Growth Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class B shares, Class C shares and Class Y shares based on the differences in loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class B shares, Class C shares and Class Y shares was December 19, 1997, October 4, 2003, October 4, 2003 and November 10, 2004, respectively. Class B shares, Class C shares and Class Y shares performance information was calculated using the historical performance of Class A shares for periods prior to October 4, 2003, October 4, 2003 and November 10, 2004, respectively. The returns have been restated to reflect sales charges and fees applicable to Class B, Class C and Class Y shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class B shares are subject to a contingent deferred sales charge (“CDSC”) of 5.00% in the event of a shareholder redemption within a one-year period of purchase. The CDSC will be incrementally reduced over time. After the 6th year, there is no CDSC. Class C shares are subject to a CDSC of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed if redeemed within a one-year period from date of purchase. Class Y shares shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

20

Management's Discussion of Fund Performance (Unaudited)

Touchstone Mid Cap Growth Fund

Sub-Advised by Westfield Capital Management LP

Investment Philosophy

The Touchstone Mid Cap Growth Fund seeks long-term growth by primarily investing in stocks of mid-cap U.S. companies. The Fund’s portfolio managers place focus on companies that they believe to have demonstrated records of achievement with excellent prospects for earnings growth over a 1-3 year period and incorporate a proprietary, research driven, bottom-up approach that seeks to identify quality growth companies with strong management teams, sustainable business models and solid financials.

Fund Performance

The Touchstone Mid Cap Growth Fund (Class A Shares) outperformed its benchmark, the Russell Midcap® Growth Index, for the 12-month period ended March 31, 2015. The Fund’s total return was 16.34 percent (calculated excluding the maximum sales charge), while the total return on the benchmark was 15.56 percent.

Market Environment

Most domestic stock indices delivered double-digit gains in the past 12 months, extending the current bull market that began six years ago. The advance, however, was not uniform across sectors and companies, as investors wrestled with the implications of a number of macroeconomic factors. For example, the dramatic collapse of crude oil prices pushed Energy sector stocks across all market capitalizations into deeply negative territory, while the rapid ascent of the U.S. dollar put pressure on the earnings outlooks of many multinational firms. The timing of the U.S. Federal Reserve Board’s (Fed) monetary policy tightening continued to be a significant source of uncertainty for investors. While the U.S. economy was on a stronger footing than economies of other countries around the world, fears of global economic contagion lingered. The Health Care sector delivered the top returns across the market capitalization spectrum, by far outpacing more economically-sensitive sectors such as Energy, Materials and Industrials. Health Care sector performance was powered in part by a robust mergers and acquisition (M&A) environment within the biotechnology and pharmaceutical industries. Growth-oriented stocks generally outperformed their value counterparts. The performance dichotomy highlights investors’ sharpened focus on those segments that are able to deliver earnings growth in an uncertain economic backdrop.

Portfolio Review

Six economic sectors contributed positively to relative returns, but it was the Fund’s investments in the Information Technology and Energy sectors that generated the majority of incremental gains, offsetting weakness within the Materials and Consumer Discretionary sectors.

The Information Technology sector contributed to relative returns, driven by stock selection within the semi-conductors industry. Skyworks Solutions, Inc., which designs, manufactures and markets semiconductor products to multimedia platforms and smart phones, was the Fund’s top performer within the sector. The company supplies the robust smart phone market and has been gaining market share on leading customer platforms, such as the Apple iPhone and Samsung Galaxy. In addition, the company’s radio frequency semi-conductor business is complemented by strong growth in non-mobile Internet-of-Things applications. NXP Semiconductors NV is a broad-based, global Information Technology (IT) company specializing in high performance, mixed signal semi-conductors; it contributed meaningfully to relative returns. NXP Semiconductors has been able to consistently deliver solid quarterly earnings, powered by product-cycle-specific growth drivers for automotive, identification and wireless applications. The company delivered double-digit organic revenue and earnings growth as a result of a robust product cycle and management’s focus on cost control and profit margins. In March 2015, NXP Semiconductors announced its plan to merge with Freescale Semiconductor, and the stock surged on the news, exceeding our

21

 Management's Discussion of Fund Performance (Unaudited) (Continued)

internal price target. As a result, we exited the Fund’s investment in the company. Although the Fund has been underweight the Information Technology sector relative to the benchmark, we continue to be active in the sector. We are focusing on areas of secular growth, such as Internet, cloud and security software, as well as segments with solid and predictable growth, such as data processing.

The Energy sector also contributed positively to relative performance. Energy was the only segment of the broad market to post negative absolute returns in the past 12 months, and it underperformed the benchmark by over 35 percent. The performance was a reflection of the downward trajectory of crude oil. Oil prices began to decline in the summer of 2014 and did not stabilize until late in the first quarter, falling over 50 percent from its summer price of more than $100 a barrel. The Fund’s strategic underweight to oil & gas exploration and production companies and investments within the refining industry — Valero Energy Corporation and Tesoro Corporation — drove the bulk of the outperformance within the sector. While the refining industry remains the Fund’s largest active exposure, positions in both Valero and Tesoro were trimmed over the course of the past several months. While we continued to like their fundamental characteristics and long-term appreciation potential, slowing domestic oil supply will be a headwind for these stocks in the near term. Lately we have become incrementally more positive on those companies within the Energy sector that benefit from rising commodity prices. The oil rig count has already declined over 40 percent year-to-date, and we project U.S. production to slow significantly during the second half of 2015. It is our opinion that a more balanced oil market will require higher oil prices to meet global demand, and the stock prices of some oil producers already reflect expectations for higher oil prices. We think oil service companies that possess next-generation technologies and oil exploration firms that have the highest quality geological assets will offer solid returns going forward. We recently added Pioneer Natural Resources Company to the Fund’s portfolio. Pioneer is an independent oil & gas exploration company with significant holdings in the Permian Basin, one of the most productive and fastest growing energy regions in the U.S.

The Consumer Discretionary sector detracted from relative results. Urban Outfitters, Inc., an operator of brand-name clothing stores, declined after lowering its sales projections for the fourth quarter of 2014. Although we still like the company for its long-term positioning, we felt that the inventory buildup would take several months to resolve, and therefore, we sold the Fund’s investment. Deckers Outdoor Corp., which manages popular footwear brands such as UGGS and Teva, traded sharply lower in the beginning of 2015 after the company disappointed investors by missing consensus estimates for quarterly revenue and earnings. Management noted that the revenue shortfall was due to the weak sales of Decker’s UGG brand. We ultimately felt that the company’s upbeat guidance for sales in the UGG wholesale and direct-to-consumer business might prove too optimistic given the recent lackluster results and exited the Fund’s investment in the company.

The Materials sector detracted from excess returns. Earnings prospects for most Materials sector companies are closely tied to global economic health. Over the past 12 months, we received clearer signals that economies outside North America were, in fact, deteriorating. The Fund’s exposure to the sector was reduced partially due to the sale of specialty chemicals developer FMC Corp. The trade was motivated by a change in the company’s strategy. Our initial analysis of FMC’s intrinsic value was based on the company’s proposed split into two publicly traded entities. When FMC abandoned its divesture plans and announced a decision to instead acquire a global crop chemical company, we sold the Fund’s investment in the stock. Celanese Corp., a producer of industrial chemicals, also delivered lackluster returns, declining after missing expectations for quarterly sales. The shortfall in reported revenues was driven by those business segments where declines in raw material costs are passed through in the form of lower prices. Though earnings actually came in ahead of Wall Street estimates for the quarter, our analysis of the company indicated continued weakness in its near-term earnings power. Given the limited visibility of Celanese’s business, we exited the Fund’s position in the stock.

22

Management's Discussion of Fund Performance (Unaudited) (Continued)

Outlook

The U.S. economy appeared to have hit a soft patch in the first quarter of the year, restrained by unusually harsh winter conditions across major parts of the Midwest and Northeast as well as a prolonged stoppage at West Coast ports. We think that the weakness is transient and that economic growth will resume, fueled by low inflation, a benign interest rate environment and improving consumer spending. The first quarter earnings reporting season that begins in the second week of April, will help to identify those segments of the economy that are struggling and those that are expanding. In addition to continued strength here in the U.S., our analysis also indicated the start of an economic recovery in Europe. We believe massive monetary stimulus launched by the European Central Bank in early 2015 should promote growth in the eurozone and help all economies dependent on global trade.

Volatility of risky assets did pick up in the past few months, but we remain enthusiastic about the prospects of domestic growth equities. Although their valuations have expanded during the current bull market, equities remain attractive, specifically those companies with solid fundamentals, organic growth and reasonable valuations.

23

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Mid Cap

Growth Fund - Class A* and the Russell Midcap® Growth Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class B shares, Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class B shares, Class C shares, Class Y shares and Institutional Class shares was October 3, 1994, May 1, 2001, October 3, 1994, February 2, 2009 and April 1, 2011. Class B shares, Class Y shares and Institutional Class shares performance information was calculated using the historical performance of Class A shares for periods prior to May 1, 2001, February 2, 2009 and April 1, 2011, respectively. The returns have been restated to reflect sales charges and fees applicable to Class B, Class Y, and Institutional Class shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class B shares are subject to a contingent deferred sales charge (“CDSC”) of 5.00% in the event of a shareholder redemption within a one-year period of purchase. The CDSC will be incrementally reduced over time. After the 6th year, there is no CDSC. Class C shares are subject to a CDSC of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed if redeemed within a one-year period from date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values.

24

Management's Discussion of Fund Performance (Unaudited)

Touchstone Sands Capital Emerging Markets Growth Fund

Sub-Advised by Sands Capital Management, LLC

Investment Philosophy

The Touchstone Sands Capital Emerging Markets Growth Fund seeks long-term capital appreciation. The Fund primarily invests in companies located in emerging market countries and opportunistically, in frontier market countries. Sands Capital generally seeks leading growth businesses with sustainable above average earnings growth and with capital appreciation potential. In addition, Sands Capital looks for companies that have a significant competitive advantage, a leadership position or proprietary niche, a clear mission in an understandable business, financial strength and are valued rationally in relation to comparable companies, the market and the business prospects for that particular company.

Fund Performance

The Touchstone Sands Capital Emerging Markets Growth Fund (Class Y Shares) outperformed its benchmark, the MSCI Emerging Markets Index, since the Fund’s inception on May 9, 2014, through March 31, 2015. The Fund’s total return was 3.70 percent, while the total return of the benchmark was -1.10 percent.

Market Environment

While we continually monitored and assessed the impact of macroeconomic factors on the Fund’s holdings, as bottom-up, fundamental investors, it did not drive our stock selection process. We sought emerging markets growth businesses that were driven by local structural demand factors that we believed should have less sensitivity to short-term macroeconomic changes. Nevertheless, the Fund’s mandate to invest in emerging markets means that we did pay close attention to these secondary drivers.

The escalating conflict between Russia and Ukraine was in focus throughout much of the first half of the year, which affected the stock price performance of related equity markets. Despite the uncertainty created by this geopolitical conflict, we believe the Fund’s two Russian holdings (Magnit OSJC and Mail.ru Group Ltd., which together represent just over three percent of the Fund’s portfolio as of March 31, 2015) have the ability to grow despite the challenges of doing business in Russia, due to their wide competitive moats, established leadership positions and tailwinds from strong secular trends.

Russia, as well as other oil-exporting nations such as Brazil and Saudi Arabia, have also been affected by lower commodity prices throughout much of the past year. The depressed oil price environment has different implications for certain emerging market economies. Countries that are net commodity importers (i.e. China, India and Indonesia) continue to benefit from low oil and gas prices, while the economies of net exporters face challenges. Although the majority of the Fund’s holdings operate in countries that benefit from low oil prices, the Fund has some holdings in net exporter economies. We remain confident in the performance of these businesses as we believe their growth relies on sound secular drivers that are less impacted by macroeconomic volatility.

Positive news came out of India during the year as Narendra Modi led the pro-business Bharatiya Janata Party’s (BJP) return to power with a clear majority. Our view of India’s economic situation started to turn positive nearly two years ago, as our research began to indicate the government was committed to pushing reforms necessary to address the dysfunctions and bottlenecks that hamper growth. As we found new opportunities within the country, including Larsen & Toubro Ltd. and Adani Ports & Special Economic Zone Ltd. (and sold Nestlé India Ltd., which was no longer a strong fit with our investment criteria), we increased the Fund’s portfolio exposure to the country. We continued to see progress being made on reforms and our conviction in India’s growth prospects and our Indian businesses has grown stronger. We continue to be highly optimistic about India’s growth prospects and believe the country is in the process of implementing real reforms that

25

Management's Discussion of Fund Performance (Unaudited) (Continued)

should create an environment where consumers want to consume and investors want to invest. The Fund has exposures to Indian businesses in the Consumer, Financials, Health Care and Industrials sectors.

The strength of the U.S. dollar, relative to many other global currencies, is one theme currently dominating the broader emerging markets macroeconomic landscape. Historically, a strong dollar environment has caused emerging markets to experience capital outflows, rising debt service costs (particularly for countries with dollar-denominated debt), trade and fiscal imbalances and currency weakness. We believe emerging markets in general are likely to face near-term challenges due to the U.S. dollar’s recent rise, however, we caution against painting all emerging market equities with the same broad brush. We believe business fundamentals and long-term growth prospects will be the primary drivers of wealth creation over time, and have positioned the Fund’s portfolio to benefit from growth drivers we believe are more immune to foreign currency fluctuations and, in so doing, generate sustainable, above-average growth.

Porfolio Review

The Fund’s top five relative contributors to the Fund’s performance were Baidu Inc., Naspers Ltd., exposure to Housing Development Finance Corp. Ltd., Qunar Cayman Islands Ltd. and LARGAN Precision Co. Ltd. Naspers has moved aggressively into the online classifieds markets within several geographies in order to quickly build share. While the upfront investment required to do so is expensive, we believe once market leadership is attained, the business typically generates high margins and is protected by strong network effects. Prior to 2014, it appeared Naspers was receiving little credit from the market for these investments. However, recent business results have been encouraging. We believe the most important sign of progress occurred in November, when Naspers announced the formation of a joint venture (JV) with Schibsted ASA, a competitor in online classifieds. The JV effectively eliminated competition between the two companies, created clear winners (in which Naspers has varying levels of investment) in Brazil, Indonesia and Thailand, and gave Naspers full ownership of leading classifieds businesses in the Philippines and Colombia. With this arrangement, we expect advertising expenses to meaningfully decrease and monetization to increase in each market. This JV will also allow Naspers to allocate additional resources to further its effort to win India’s classifieds market. We are encouraged by these developments and retain conviction in Naspers’s long-term prospects.

The top five relative detractors to the Fund’s performance were Petrofac Ltd., Mills Estruturas e Servicos de Engenharia SA, Sands China Ltd., Kroton Educacional SA, and Yandex NV. China is in the midst of an anti-corruption campaign, which so far has targeted more than an estimated 25,000 individuals. As the campaign continues, consumers throughout the country have reduced conspicuous consumption for fear of becoming targets. This has noticeably affected the business results of Sands China, with the company’s VIP business in Macau having been hit the hardest. However, the Macau VIP business represents less than 25 percent of consolidated corporate earnings before interest, taxes, depreciation and amortization. Sands China’s higher-margin mass-market gaming business is far more important to our investment case; this business segment has been less affected by the crackdown on corruption. Steady growth of mass-market gaming has been the crux of our investment case since we first invested in the company in 2007. We continue to have conviction in the secular drivers that support a long duration of above-average growth for this segment, including new travel infrastructure (making Macau more accessible), the growth of Chinese tourism, the opening of new properties and expansion opportunities outside of Macau. Our conviction in the company’s long-term potential allows us to wait for growth to resume.

Outlook

We prefer businesses that are benefiting from structural local demand growth rather than export-driven business models, such as natural resource extraction or low-cost manufacturing. We believe local demand growth is more sustainable because it is underpinned by long-term secular trends including increasing productivity, growing discretionary incomes and attractive demographic profiles. When we combine this backdrop with our criteria-driven

26

Management's Discussion of Fund Performance (Unaudited) (Continued)

research, we find growth businesses primarily in the Information Technology, Consumer and Health Care sectors, as well as companies that are building the needed infrastructure to improve productivity and support growth.

Rise of Internet Penetration and Increasing Connectivity: We believe increased affordability and advances in digital technology are fueling rising internet connectivity and mobile device penetration in emerging markets. We favor businesses we believe are positioned to take advantage of this trend, including online search, providers of value-added services and components for mobile devices and social networking platforms. Potential portfolio beneficiaries include Alibaba Group Holding Ltd., Baidu Inc., MercadoLibre Inc. and Tencent Holdings Ltd.

Formalization of Retail: We believe the shift from fragmented industries to consolidated operators offers powerful opportunities in emerging markets. In many countries, informal “mom and pop” shops, local outdoor markets and street carts are common vendors for everyday goods. The product selection, quality and shopping experience often pale in comparison to those of formal competitors. Scale and operating efficiencies are also subpar or nonexistent, which hampers price competitiveness and growth potential. We believe formal competitors have the opportunity to take share and consolidate the market, particularly as consumers’ incomes rise and they demand better quality and greater selection. This is happening against the backdrop of a rapidly growing consumption class that is projected to double by 2025. Potential portfolio beneficiaries include BIM Birlesik Magazalar AS, Jubilant Foodworks Ltd., Raia Drogasil SA and Magnit OJSC.

Infrastructure Improvements: We believe substantial infrastructure investment and development, such as new roads and affordable higher education, is required to enhance productivity and stimulate demand in emerging economies. We see several countries beginning to enact pro-growth policies that should help sustain future domestic growth. Companies operating on the right side of this policy shift, when combined with strong business fundamentals, often have promising, long-term growth prospects. Potential portfolio beneficiaries include Apollo Hospitals Enterprise Ltd., Larsen & Toubro Ltd. and Shandong Weigao Group Medical Polymer Co. Ltd.

An appreciation for macroeconomic influences is integrated within our process. We construct macro headwinds and tailwinds frameworks for each country that matters to the Fund because we believe country-specific, macro environments can affect whether a business can succeed, as well as dictate the overall attractiveness of a region’s capital markets. We evaluate factors such as economic and political reform prospects, government policy goals, inflation, currencies and demographic trends. By providing a common lens to view these important growth influencers, we believe we are better able to distinguish between macro-driven and business-specific issues. They are qualitative tools, however, as we are not in the business of forecasting incremental changes in quantitative economic factors. Additionally, the frameworks help us with risk management, by guiding decisions about the timing of entering, exiting and adjusting portfolio weights. While we seek businesses strong enough to outgrow headwinds, we understand that macro issues and negative sentiment can sometimes outweigh sound company fundamentals. We believe our frameworks put us in a better position to side-step situations where a promising business is likely to be overwhelmed by negative macro events.

As active investors, the core of our investment process is our bottom-up, fundamental research that consistently makes stock selection—as opposed to timing or sector allocation—our primary source of value-add over complete market cycles. Our approach results in a concentrated, conviction-weighted portfolio.

The Fund’s portfolio sector allocations are a residual of our stock selection approach. Our six investment criteria typically lead us to growth businesses benefitting from structural local demand. Our approach to investment research, portfolio construction and risk management results in a portfolio that we believe is naturally diversified across industries and businesses at different stages of their respective growth lifecycles. We expect the Fund to continue to have higher weights in key growth sectors, including Consumer and Information Technology, and lower weights in highly-cyclical sectors such as Energy and Industrials.

27

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Sands Capital Emerging Markets Growth Fund - Class Y* and

the MSCI Emerging Markets Index

*	The chart above represents performance of Class Y shares only, which will vary from the performance of Institutional Class shares based on the differences in fees paid by shareholders in the different classes. The inception date of the Fund was May 9, 2014. The returns of the index listed above are based on the inception date of the Fund.

**	Not Annualized.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

28

Management's Discussion of Fund Performance (Unaudited)

Touchstone Small Cap Growth Fund

Sub-Advised by Apex Capital Management, Inc.

Investment Philosophy

The Touchstone Small Cap Growth Fund invests in a diversified portfolio of common stocks of small-cap growth-oriented companies that are selected for their long-term capital appreciation potential and which are expected to grow faster than the U.S. economy. The majority of the portfolio is invested in “established growth” companies which typically provide more stability and consistency in volatile markets. The balance of the portfolio is invested in “emerging growth” companies which typically exhibit more aggressive growth characteristics and may experience positive transformation or a favorable catalyst impacting their long-term growth potential. Fund management uses an approach that combines top-down secular/macro-economic theme analysis with bottom-up security selection.

Fund Performance

The Touchstone Small Cap Growth Fund (Class A Shares) underperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period ended March 31, 2015. The Fund’s total return was 11.52 percent (calculated excluding maximum sales charge), while the total return of the benchmark was 12.06 percent.

Market Environment

During the year ended March 31, 2015, the market started positively, but became increasingly volatile as the year progressed. This volatility was initially driven by the conclusion of the U.S. Federal Reserve Board’s (Fed) bond purchasing program at the end of October 2014, but then accelerated due to deflation and growth scares emerging from Brazil, Europe, Japan and China. After nearly two years of uninterrupted gains, the equity markets finally encountered a much-overdue correction. The market pullback in the third quarter of 2014 set the stage for a strong rally that focused on improving valuations and a continued dissection of the strength of the U.S. economy. At the same time that the Fed was considering tightening monetary policy, many other central banks - including the European Central Bank, the Bank of Japan and the People’s Bank of China - began easing credit conditions in response to slower global growth, which ultimately contributed to a surge in the U.S. dollar. Concerns over the global outlook and the associated fears of deflation and slower spending continue to compete for investors’ attention. These downside risks are balanced by the impact of the declining fuel costs that have benefitted consumers’ budgets, which may, in turn, boost spending and bolster the world’s largest economies.

Portfolio Review

The Consumer Discretionary and Health Care sectors contributed to relative performance, driven primarily by strong stock selection. Positions in the Industrials and Financials sectors were detractors.

The Fund’s holdings in the Health Care sector increased during the 12-month period, taking the Fund’s portfolio from a slightly underweight to a slightly overweight position. While the increased position size in the Health Care sector was beneficial due to the sector’s strong performance, the primary driver of excess returns was stock selection. Abiomed Inc., Akorn Inc., Centene Corp. and China Biologic Products Inc. all experienced sharp gains during the year. For example, Abiomed, a medical device company offering a line of heart pumps and catheters, nearly tripled in value during the 12-month period and was the strongest performing stock in the Fund. The Fund remains overweight to the sector, but we continue to assess risks stemming from pricing competition, perceived changes to the Affordable Care Act and the adoption of biosimilars in the U.S., all of which may put pressure on certain segments of the healthcare and biotech industries.

29

Management's Discussion of Fund Performance (Unaudited) (Continued)

The Consumer Discretionary sector was also additive to returns. Lower crude oil prices during the year resulted in lower gasoline prices and greater disposable income for consumers. This tailwind for the Consumer Discretionary sector was particularly pronounced for the restaurant industry. Fund holdings Cracker Barrel Old Country Store Inc. and Brinker International Inc. benefited from lower energy prices and were additive to relative returns. We added to the Consumer Discretionary sector by purchasing Burlington Stores Inc., an apparel retailer that operates physical and online stores in the U.S. and Puerto Rico. Burlington’s store traffic materially improved during the year, driven by enhanced brand offerings and a new marketing campaign.

The Industrials sector detracted from relative returns. The Fund’s weakness in this sector was in part driven by companies with exposure to the oil and gas industry, where customer demand was weakened by lower commodity prices. One such company is DXP Enterprises, a provider of innovative pumping solutions for the oil and gas industry. Despite improved integration and performance from recent acquisitions, lackluster sales growth resulted in poor stock performance, leading to a liquidation of the position in the fourth quarter of 2014. Engineering and construction companies, such as Tutor Perini Corp. and Primoris Services Corp., also disappointed, hurt by their exposure to lower spending on gas and oil infrastructure.

The Fund’s holdings in the underperforming Financials sector also hurt excess returns. We believe low interest rates are detrimental to bank stocks as they negatively impact net interest income, the spread between what banks must pay on deposits and what they can charge on loans. With interest rates declining during the year, the Fund’s positions in bank companies Bok Financial Corp. and City National Corp. resulted in negative returns. The Fund ultimately sold both of these underperforming positions. One new addition to the Fund was Green Dot Corp. We liked the fast revenue growth of this company that provided prepaid cards (most to Wal-Mart Stores Inc.) and offers a complete on-line banking platform for underserved Millennials.

Outlook

Looking ahead to the remainder of 2015, we believe that economic data and Fed monetary policy will continue to generate uncertainty in the markets. Currently U.S. bond yields are held down by a lack of inflation and the newly initiated Quantitative Easing program in Europe. As a result, the Fed must continue to balance the upside and downside risks of its policy stance. By keeping rates near zero, the Fed risks stoking inflation, but by tightening too soon, it risks impacting the fragile economic expansion. Our view is that the Fed has a keen understanding of both the economy and market sentiment, and will probably consider raising rates late in 2015.

Equity markets continue to be attractive. Central bank policy has provided strong liquidity and will likely drive positive surprises for global economic growth. The markets have factored in a sizable impact on corporate earnings from the strong U.S. dollar and low energy prices, leaving the possibility that earnings could surprise to the upside. We believe that the small growth market continues to present opportunities, particularly for those companies that have strong fundamentals, reasonable valuations and can benefit from secular trends. Our investment strategy continues to focus on such companies.

30

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Small Cap Growth Fund - Class A* and the Russell 2000® Growth Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was August 13, 2001, August 13, 2001, February 1, 1998 and September 10, 2012, respectively. Class A shares, Class C shares and Institutional Class shares performance information was calculated using the historical performance of Class Y shares for periods prior to August 13, 2001, August 13, 2001 and September 10, 2012, respectively. The returns have been restated to reflect sales charges and fees applicable to Class A, Class C and Institutional Class shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed if redeemed within a one-year period from date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

31

Tabular Presentation of Portfolios of Investments (Unaudited)

March 31, 2015

The tables below provide each Fund’s geographic allocation, sector allocation and/or credit quality. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.

Touchstone Flexible Income Fund
Credit Quality*	(% of Fixed Income Securities)
AAA/Aaa	12.1%
AA/Aa	35.2
A/A	14.3
BBB/Baa	26.5
BB/Ba	7.7
B/B	1.9
CCC/Caa	0.6
Not Rated	1.7
100.0%

Credit Quality*	(% of Preferred Stocks)
A/A	9.7%
BBB/Baa	52.0
BB/Ba	29.7
B/B	1.3
Not Rated	7.3
100.0%

Sector Allocation**	(% of Net Assets)
Fixed Income Securities	62.5%
Preferred Stocks	24.2
Common Stocks
Financials	1.8
Health Care	0.7
Consumer Discretionary	0.5
Industrials	0.3
Energy	0.3
Consumer Staples	0.2
Information Technology	0.2
Exchange Traded Funds	2.3
Purchased Options	0.1
Investment Funds	9.9
Other Assets/Liabilities (Net)	(3.0)
Total	100.0%

Touchstone Focused Fund
Sector Allocation**	(% of Net Assets)
Information Technology	20.3%
Financials	15.1
Industrials	12.7
Consumer Discretionary	12.2
Health Care	11.5
Consumer Staples	9.8
Energy	9.4
Materials	4.8
Telecommunication Services	1.8
Investment Funds	7.3
Other Assets/Liabilities (Net)	(4.9)
Total	100.0%

Touchstone Growth Opportunities Fund
Sector Allocation**	(% of Net Assets)
Information Technology	32.5%
Health Care	23.1
Consumer Discretionary	18.6
Industrials	7.2
Financials	6.2
Materials	4.0
Energy	3.8
Consumer Staples	1.4
Investment Funds	6.2
Other Assets/Liabilities (Net)	(3.0)
Total	100.0%

* Credit quality may be rated by Standard & Poor's, Moody's and Fitch. If all three agencies rate the bond, the middle or common rating is used; if two of the agencies rate the bond, the lower rating is used; if one agency rates the bond, that rating is used; if none of the agencies rate the bond, the bond will be classified as not-rated.

** Sector classifications are based upon the Global Industry Classification Standard (GICS®).

32

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone International Value Fund
Geographic Allocation	(% of Net Assets)
Common Stocks
United Kingdom	19.8%
Switzerland	14.0
Japan	12.1
Netherlands	10.6
Denmark	7.7
France	4.9
Singapore	4.7
South Korea	2.6
Israel	2.6
Ireland	2.4
Germany	2.3
Spain	2.2
Thailand	2.2
Brazil	1.8
Austria	1.7
United States	1.7
Norway	1.4
Italy	1.1
Hong Kong	0.8
Sweden	0.8
Indonesia	0.4
Investment Funds	8.0
Other Assets/Liabilities (Net)	(5.8)
Total	100.0%

Touchstone Large Cap Growth Fund
Sector Allocation*	(% of Net Assets)
Health Care	29.7%
Information Technology	18.8
Industrials	14.3
Consumer Staples	11.5
Utilities	8.2
Consumer Discretionary	6.5
Materials	3.9
Financials	2.9
Telecommunication Services	1.7
Investment Fund	0.4
Other Assets/Liabilities (Net)	2.1
Total	100.0%

Touchstone Mid Cap Growth Fund
Sector Allocation*	(% of Net Assets)
Health Care	17.5%
Information Technology	17.5
Consumer Discretionary	16.8
Industrials	16.8
Financials	10.3
Materials	7.3
Consumer Staples	6.6
Energy	5.9
Investment Funds	2.1
Other Assets/Liabilities (Net)	(0.8)
Total	100.0%

* Sector classifications are based upon the Global Industry Classification Standard (GICS®).

33

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone Sands Capital Emerging Markets Growth Fund
Geographic Allocation	(% of Net Assets)
Common Stocks
Cayman Islands	20.8%
South Africa	8.3
Brazil	7.0
Indonesia	6.9
Thailand	3.1
Taiwan	3.0
United States	2.7
United Kingdom	2.2
Russia	2.1
Philippines	2.1
China	2.0
South Korea	1.6
Turkey	1.5
Malaysia	1.3
Virgin Islands (British)	1.0
Peru	1.0
Portugal	0.7
Low Exercise Price Options	27.1
Investment Funds	13.1
Other Assets/Liabilities (Net)	(7.5)
Total	100.0%

Touchstone Small Cap Growth Fund
Sector Allocation*	(% of Net Assets)
Health Care	27.0%
Information Technology	25.4
Consumer Discretionary	14.2
Industrials	11.9
Financials	10.4
Materials	4.0
Energy	3.8
Investment Funds	17.7
Other Assets/Liabilities (Net)	(14.4)
Total	100.0%

* Sector classifications are based upon the Global Industry Classification Standard (GICS®).

34

Portfolio of Investments

Touchstone Flexible Income Fund – March 31, 2015

Principal		Market
Amount(A)		Value
	Corporate Bonds — 34.1%

	Financials — 20.8%
$1,425,000	Aflac, Inc., 3.250%, 3/17/25	$1,442,030
2,000,000	Allstate Corp. (The), 5.750%, 8/15/53(B)	2,177,500
375,000	American Financial Group, Inc.,
	9.875%, 6/15/19	479,007
1,200,000	American Tower Corp.,
	4.500%, 1/15/18	1,288,175
2,300,000	Australia & New Zealand Banking
	Group Ltd., 3.450%, 8/8/22(B)	2,369,018
4,647,000	Bank of America Corp.,
	8.000%, 7/29/49(B)	4,966,481
2,350,000	Charles Schwab Corp. (The),
	7.000%, 2/28/49(B)	2,773,000
2,722,000	Citigroup, Inc., 5.800%, 11/29/49(B)	2,728,805
2,101,000	DDR Corp. MTN, 7.500%, 7/15/18	2,448,526
2,216,385	Doric Nimrod Air Finance Alpha Ltd.
	2012-1 Class B Pass Through Trust,
	144a, 6.500%, 5/30/21	2,345,017
785,000	Essex Portfolio LP, 3.500%, 4/1/25	797,379
1,850,000	Export-Import Bank of Korea,
	4.375%, 9/15/21	2,060,336
1,500,000	Federal Home Loan Mortgage Corp.,
	2.375%, 1/13/22	1,551,146
1,650,000	Ford Motor Credit Co. LLC,
	4.250%, 2/3/17	1,732,606
900,000	General Electric Capital Corp.,
	6.250%, 12/29/49(B)	1,012,500
4,500,000	General Electric Capital Corp., Ser A,
	7.125%, 12/29/49(B)	5,281,875
2,222,000	Goldman Sachs Group, Inc. (The),
	5.700%, 12/29/49(B)	2,285,882
1,550,000	JPMorgan Chase & Co.,
	6.750%, 8/29/49(B)	1,681,750
4,180,000	JPMorgan Chase & Co.,
	7.900%, 4/29/49(B)	4,498,725
2,750,000	M&T Bank Corp., 6.450%, 12/29/49(B)	2,970,000
1,394,000	Morgan Stanley, 5.550%, 12/29/49(B)	1,407,940
1,350,000	Nippon Life Insurance Co., 144a,
	5.100%, 10/16/44(B)	1,463,062
2,500,000	PNC Financial Services Group, Inc.,
	4.482%, 5/29/49(B)	2,505,000
3,395,000	PNC Financial Services Group, Inc.,
	6.750%, 7/29/49(B)	3,776,938
2,350,000	Prudential Financial, Inc.,
	5.875%, 9/15/42(B)	2,552,688
2,450,000	SunTrust Banks, Inc.,
	5.625%, 12/29/49(B)†	2,492,875
5,255,000	Wells Fargo & Co., Ser K,
	7.980%, 3/29/49(B)	5,754,225
1,930,000	Westpac Banking Corp. EMTN (AUD),
	3.625%, 2/28/23(B)	1,995,276
2,312,000	Zions Bancorporation,
	5.800%, 12/29/49(B)	2,211,428
		71,049,190

	Industrials — 6.8%
2,809,302	Air Canada 2013-1 Class A Pass
	Through Trust, 144a,
	4.125%, 5/15/25	2,956,790
2,745,000	Asciano Finance Ltd., 144a,
	5.000%, 4/7/18	2,951,797
2,911,250	Continental Airlines 2012-2 Class A
	Pass Through Trust,
	4.000%, 10/29/24	3,049,535
2,573,824	Delta Air Lines 2002-1 Class G-1 Pass
	Through Trust, 6.718%, 1/2/23	2,979,201
2,951,511	Hawaiian Airlines 2013-1 Class A Pass
	Through Certificates,
	3.900%, 1/15/26	3,003,162
1,485,000	Kansas City Southern DE Mexico SA
	DE CV, 3.000%, 5/15/23	1,465,033
3,370,000	Stanley Black & Decker, Inc.,
	5.750%, 12/15/53(B)	3,629,153
2,843,846	US Airways 2012-2 Class A Pass
	Through Trust, 4.625%, 6/3/25	3,042,915
		23,077,586

	Energy — 4.6%
3,720,000	Chesapeake Energy Corp.,
	3.503%, 4/15/19(B)	3,580,500
2,450,000	DCP Midstream LLC, 144a,
	5.850%, 5/21/43(B)	1,764,000
4,825,000	Exxon Mobil Corp., 2.709%, 3/6/25	4,874,172
1,000,000	Petroleos Mexicanos, 5.500%, 1/21/21	1,097,500
1,007,000	Plains Exploration & Production Co.,
	6.875%, 2/15/23	1,068,679
3,250,000	Sinopec Group Overseas
	Development 2014 Ltd.,
	1.750%, 4/10/17	3,252,594
		15,637,445

	Utilities — 0.9%
1,850,000	NextEra Energy Capital Holdings, Inc.,
	6.650%, 6/15/67(B)	1,840,750
875,000	SSE PLC MTN (GBP), 5.453%, 9/29/49(B)	1,315,816
		3,156,566

	Consumer Discretionary — 0.6%
1,600,000	Home Depot, Inc. (The),
	4.200%, 4/1/43	1,747,968
250,000	United States Cellular Corp.,
	6.700%, 12/15/33	240,244
		1,988,212

	Telecommunication Services — 0.4%
144,000	Verizon Communications, Inc.,
	6.550%, 9/15/43	187,511
1,388,000	Verizon Communications, Inc., 144a,
	4.672%, 3/15/55	1,359,325
		1,546,836
	Total Corporate Bonds	$116,455,835

35

Touchstone Flexible Income Fund (Continued)

Principal		Market
Amount(A)		Value
	Sovereign Government Obligations — 5.2%
$6,600,000	Australia Government Bond (AUD),
	4.500%, 4/21/33	$6,311,453
35,114,500	Mexican Bonos (MXN),
	10.000%, 12/5/24	2,989,688
7,430,000	New Zealand Government Bond
	(NZD), 5.500%, 4/15/23	6,437,044
1,795,000	Svensk Exportkredit AB,
	1.750%, 5/30/17	1,827,895
	Total Sovereign Government Obligations	$17,566,080

	Commercial Mortgage-Backed Securities — 8.2%
1,540,000	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2005-6, Class AJ, 5.178%, 9/10/47(B)	1,578,409
2,300,000	Bear Stearns Commercial Mortgage
	Securities Trust, Ser 2005-PWR8,
	Class AJ, 4.750%, 6/11/41	2,311,206
1,418,000	Bear Stearns Commercial Mortgage
	Securities Trust, Ser 2005-PWR9,
	Class AJ, 4.985%, 9/11/42(B)	1,438,849
1,450,000	CD 2005-CD1 Commercial Mortgage
	Trust, Ser 2005-CD1, Class C,
	5.225%, 7/15/44(B)	1,470,745
35,496,582	FHLMC Multifamily Structured Pass
	Through Certificates, Ser K006 Class
	AX1, 1.027%, 1/25/20(B)(C)	1,455,076
15,906,500	FHLMC Multifamily Structured Pass
	Through Certificates, Ser K019 Class
	X1, 1.730%, 3/25/22(B)(C)	1,542,946
27,656,783	FHLMC Multifamily Structured Pass
	Through Certificates, Ser K025 Class
	X1, 0.899%, 10/25/22(B)(C)	1,517,583
2,700,000	FREMF Mortgage Trust, Ser 2012-K23,
	Class C, 144a, 3.656%, 10/25/45(B)	2,704,833
2,300,000	FREMF Mortgage Trust, Ser 2013-K712,
	Class C, 144a, 3.368%, 5/25/45(B)	2,315,141
1,900,000	FREMF Mortgage Trust, Ser 2013-K713,
	Class C, 144a, 3.165%, 4/25/46(B)	1,884,167
1,575,000	JP Morgan Chase Commercial
	Mortgage Securities Trust, Ser
	2005-LDP3, Class C,
	5.104%, 8/15/42(B)	1,584,631
682,298	Morgan Stanley Mortgage Loan Trust
	Ser 2004-7AR, Class 2A6,
	2.450%, 9/25/34(B)	681,472
1,608,486	Mortgage Pass Through Certificates,
	Ser 2001-CIB2, Class D,
	6.802%, 4/15/35(B)	1,611,770
624,829	Nomura Asset Acceptance Corp.
	Alternative Loan Trust Series
	2005-AR4, 4.186%, 8/25/35(B)	620,399
1,635,000	RAMP Series Trust, Ser 2005-EFC5,
	Class M3, 0.634%, 10/25/35(B)	1,381,313
1,463,856	Structured Asset Securities Corp.
	Mortgage Loan Trust, Ser 2005-S3,
	Class M3, 5.730%, 6/25/35(D)	1,507,574
2,375,000	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C23,
	5.466%, 1/15/45(B)	2,447,684
	Total Commercial Mortgage-Backed Securities	$28,053,798

	U.S. Treasury Obligations — 6.2%
1,400,000	U.S. Treasury Bond, 3.000%, 11/15/44	1,533,984
1,800,000	U.S. Treasury Note, 2.250%, 3/31/21	1,868,625
9,367,900	U.S. Treasury Note, 2.250%, 11/15/24	9,630,641
7,928,400	U.S. Treasury Note, 2.375%, 8/15/24	8,241,818
	Total U.S. Treasury Obligations	$21,275,068

	Agency Collateralized Mortgage Obligations — 1.6%
2,116,007	FHLMC REMIC, Ser 3199 Class DS,
	6.976%, 8/15/36(B)(C)	399,305
2,498,545	FNMA REMIC, Ser 2008-60 Class SA,
	6.326%, 7/25/38(B)(C)	304,819
4,049,345	GNMA, Ser 2011-83, Class NI,
	4.500%, 10/16/37	336,304
24,473,181	GNMA, Ser 2012-22, Class IO,
	1.427%, 10/16/53(B)(C)	1,517,337
11,906,627	GNMA, Ser 2012-27 Class IO,
	1.236%, 4/16/53(B)(C)	696,026
14,306,452	GNMA, Ser 2012-46 Class IO,
	1.152%, 9/16/53(B)(C)	767,584
9,122,595	GNMA, Ser 2012-86 Class IO,
	1.220%, 12/16/53(B)(C)	634,267
12,348,136	GNMA, Ser 2014-31, Class IO,
	1.012%, 9/16/55(B)(C)	823,534
	Total Agency Collateralized Mortgage Obligations	$5,479,176

	Asset-Backed Securities — 4.7%
1,524,543	American Homes 4 Rent 2014-SFR2,
	Ser 2014-SFR2, Class A, 144a,
	3.786%, 10/17/36	1,587,560
3,135,000	Cabela's Credit Card Master Note
	Trust, Ser 2013-1A, Class A, 144a,
	2.710%, 2/17/26	3,179,232
3,930,000	Capital Auto Receivables Asset Trust /
	Ally, Ser 2013-1, Class D,
	2.190%, 9/20/21	3,938,560
400,000	Chrysler Capital Auto Receivables
	Trust 2013-A, Ser 2013-AA, Class C,
	144a, 2.280%, 7/15/19	402,996
395,000	CNH Equipment Trust, Ser 2013-D,
	Class B, 1.750%, 4/15/21	396,527

36

Touchstone Flexible Income Fund (Continued)

Principal		Market
Amount(A)		Value
	Asset-Backed Securities — 4.7% (Continued)
$904,636	Conseco Financial Corp., Ser 1998-4,
	Class A7, 6.870%, 4/1/30(B)	$986,177
414,991	Countrywide Asset-Backed
	Certificates, Ser 2007-1, Class 2A2,
	0.274%, 7/25/37(B)	411,088
1,267,086	CWABS, Inc. Asset-Backed Certificates
	Series 2003-5, Ser 2003-5, Class
	MF1, 5.413%, 1/25/34(B)	1,281,451
1,300,000	Ford Credit Auto Owner Trust 2013-A,
	1.860%, 8/15/19	1,311,716
781,550	Mid-State Capital Corp. Trust, Ser
	2005-1, Class M2, 7.079%, 1/15/40	862,250
1,230,000	Oscar US Funding Trust 2014-1, Ser
	2014-1A, Class A4, 144a,
	2.550%, 12/15/21	1,251,834
483,160	RAMP Trust, Ser 2003-RZ5, Class A7,
	5.470%, 9/25/33(D)	498,630
	Total Asset-Backed Securities	$16,108,021

	U.S. Government Mortgage-Backed Obligations — 0.9%
47,517	FHLMC, Pool #972110,
	2.350%, 10/1/32(B)	49,288
96,680	FHLMC, Pool #G03170, 6.500%, 8/1/37	110,755
134,607	FHLMC, Pool #G12780, 6.500%, 9/1/22	152,921
18,178	FNMA, Pool #738900,
	2.435%, 7/1/18(B)	18,338
159,935	FNMA, Pool #844415, 5.500%, 10/1/35	180,547
960,058	FNMA, Pool #AB1952, 4.000%, 12/1/40	1,043,946
684,248	FNMA, Pool #AB1953, 4.000%, 12/1/40	742,332
747,667	FNMA, Pool #AB3387, 4.000%, 8/1/41	800,837
	Total U.S. Government Mortgage-Backed Obligations	$3,098,964

	Non-Agency Collateralized Mortgage Obligations — 1.6%
181,049	Bear Stearns Asset Backed Securities
	Trust, Ser 2003-AC7, Class A2,
	5.750%, 1/25/34(D)	188,645
424,602	Countrywide Alternative Loan Trust,
	Ser 2004-30CB, Class 3A1,
	5.000%, 2/25/20	437,011
3,138,049	GSR Mortgage Loan Trust, Ser
	2005-AR4, Class 6A1,
	5.201%, 7/25/35(B)	3,100,807
1,212,289	JP Morgan Mortgage Trust, Ser
	2014-2, Class 1A1, 144a,
	3.000%, 6/25/29(B)	1,244,149
8,128	Merrill Lynch Mortgage Investors, Inc.,
	Ser 2003-A1, Class 2A,
	2.245%, 12/25/32(B)	8,077
276,941	RALI Trust, Series 2004-QS6 Class A1,
	5.000%, 5/25/19	280,682
346,977	Wells Fargo Mortgage Backed
	Securities Trust, Ser 2004-X Class
	1A5, 2.615%, 11/25/34(B)	351,333
	Total Non-Agency Collateralized Mortgage Obligations	$5,610,704

Shares
	Preferred Stocks — 24.2%

	Financials — 15.6%
54,000	Alexandria Real Estate Equities, Inc.,
	Ser E REIT, 6.45%	1,401,840
89,200	American Capital Agency Corp., 7.75%	2,234,460
111,150	American Financial Group, Inc., 7.00%	2,892,123
13,485	American Tower Corp., 5.25%*	1,394,349
91,756	Arch Capital Group Ltd., Ser C
	(Bermuda), 6.75%	2,506,774
109,150	Aviva PLC (United Kingdom), 8.25%	3,016,906
91,764	Capital One Financial Corp., 6.70%	2,446,428
92,750	Citigroup Capital XIII, 7.88%(B)	2,459,730
90,034	Citigroup, Inc., 6.88%(B)	2,454,327
31,750	CoBank ACB, 6.20%(B)	3,243,463
44,600	Countrywide Capital IV, 6.75%	1,139,976
31,600	Digital Realty Trust, Inc., Ser E REIT,
	7.00%	823,180
86,000	Digital Realty Trust, Inc., Ser H REIT,
	7.38%†	2,374,460
142,555	Endurance Specialty Holdings Ltd., Ser
	B (Bermuda), 7.50%	3,814,772
103,600	Lloyds Banking Group PLC (United
	Kingdom), 7.75%	2,633,512
96,000	Morgan Stanley, 6.88%(B)	2,640,960
46,000	Morgan Stanley, 7.13%(B)	1,309,620
21,500	Morgan Stanley Capital Trust VI, 6.60%	557,925
46,000	PS Business Parks, Inc., Ser S REIT,
	6.45%	1,196,000
67,000	PS Business Parks, Inc., Ser U REIT,
	5.75%	1,638,820
30,000	Public Storage, Ser P REIT, 6.35%	795,600
67,000	Public Storage, Ser Y REIT, 6.38%	1,800,960
62,925	Public Storage REIT, 6.50%	1,622,206
53,400	Realty Income Corp., Ser F REIT, 6.63%	1,410,828
66,575	US Bancorp, Ser F, 6.50%(B)	1,977,943
78,400	US Bancorp, Ser G, 6.00%(B)†	2,141,104
26,000	Vornado Realty Trust, Ser J REIT, 6.88%	680,940
14,000	Weyerhaeuser Co., 6.38%	766,080
		53,375,286

	Utilities — 4.7%
35,000	Alabama Power Co., 6.45%	933,100
44,000	Dominion Resources, Inc. VA, 6.13%	2,471,040
68,000	DTE Energy Co., 6.50%	1,812,880
88,500	Entergy Louisiana LLC, 5.88%	2,254,980
92,000	Entergy Mississippi, Inc., 6.00%	2,399,360

37

Touchstone Flexible Income Fund (Continued)

		Market
Shares		Value
	Preferred Stocks — 24.2% (Continued)
	Utilities — (Continued)
20,000	Georgia Power Co., Ser 07-A, 6.50%	$2,132,000
39,788	Southern California Edison Co.,
	3.78%(B)	3,987,506
		15,990,866

	Chemicals — 1.6%
113,813	CHS, Inc., 6.75%(B)	2,961,414
91,175	CHS, Inc., 7.10%(B)	2,462,637
		5,424,051

	Industrials — 1.6%
129,100	Seaspan Corp. (Marshall Islands),
	9.50%	3,454,716
32,900	Seaspan Corp. (Marshall Islands),
	6.38%	828,422
17,650	United Technologies Corp., 7.50%*	1,086,181
		5,369,319

	Consumer Discretionary — 0.7%
93,242	Telephone & Data Systems, Inc., 6.88%	2,361,820
	Total Preferred Stocks	$82,521,342

	Common Stocks — 4.0%

	Financials — 1.8%
52,859	American Capital Agency Corp. REIT	1,127,482
51,357	Hospitality Properties Trust, REIT	1,694,267
87,330	Starwood Property Trust, Inc. REIT	2,122,119
121,407	Two Harbors Investment Corp. REIT	1,289,342
		6,233,210

	Health Care — 0.7%
9,556	Cardinal Health, Inc.	862,620
4,479	Celgene Corp.*	516,339
21,354	Horizon Pharma PLC*	554,563
6,323	Novartis AG ADR	623,511
		2,557,033

	Consumer Discretionary — 0.5%
7,821	Home Depot, Inc. (The)	888,544
16,719	Newell Rubbermaid, Inc.	653,211
		1,541,755

	Industrials — 0.3%
3,289	3M Co.	542,521
4,416	Watsco, Inc.	555,091
		1,097,612

	Energy — 0.3%
17,512	Williams Cos., Inc. (The)	885,932

	Consumer Staples — 0.2%
11,042	Lorillard, Inc.	721,595

	Information Technology — 0.2%
4,105	Apple, Inc.	510,785
	Total Common Stocks	$13,547,922

	Exchange Traded Funds — 2.3%
50,715	iShares China Large-Cap ETF†	2,254,282
167,001	iShares MSCI Germany ETF†	4,983,310
40,128	Market Vectors Gold Miners ETF	731,935
	Total Exchange Traded Funds	$7,969,527

		Number
		of
		Contracts

Purchased Call Options — 0.1%
VIX, Strike @12.00, Exp 06/15		550	357,500
	Total Purchased Options		$357,500

	Investment Funds — 9.9%
23,600	Eaton Vance Tax-Advantaged
	Dividend Income Fund±		486,396
9,172,555	Invesco Government & Agency
	Portfolio, Institutional Class,
	0.01%**¥W		9,172,555
135,400	Nuveen Multi-Market Income Fund,
	Inc.±		1,022,270
16,053,570	Touchstone Institutional Money
	Market Fund, 0.01%^¥W		16,053,570
126,128	WisdomTree Japan Hedged Equity
	Fund¥		6,952,175
	Total Investment Funds		$33,686,966

Total Investment Securities —103.0%
(Cost $347,664,145)			$351,730,903

Liabilities in Excess of Other Assets — (3.0%)			$(10,370,835)

Net Assets — 100.0%			$341,360,068

(A)	Principal amount stated in U.S. dollars unless otherwise noted.

(B)	Variable rate security - Rate reflected is the rate in effect as of March 31, 2015.

(C)	Interest rate security. This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(D)	Step Bond - A bond that pays an initial interest rate for the first period and then a higher interest rate for the following periods until maturity. The interest rate shown reflects the rate in effect at March 31, 2015.

38

Touchstone Flexible Income Fund (Continued)

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

±	Closed-End Fund.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2015 was $7,029,795.

¥	Open-End Fund.

Ω	Represents the 7-day SEC yield as of March 31, 2015.

Portfolio Abbreviations:

ADR - American Depositary Receipt

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

EMTN - Euro medium term note

EUR - Euro

FHLMC - Federal Home Loan Mortgage Association

FNMA - Federal National Mortgage Association

FREMF - Finnish Real Estate Management Federation

GBP - British Pound

GNMA - Government National Mortgage Association

IDR - Indonesian Rupiah

INR - Indian Rupee

LLC - Limited Liability Company

MTN - Medium Term Note

MXN - Mexican Peso

MYR - Malaysian Ringgit

NZD - New Zealand Dollar

PHP - Philippine Peso

PLC - Public Limited Company

REIT - Real Estate Investment Trust

REMIC - Real Estate Mortgage Investment Conduit

USD - United States Dollar

ZAR - South African Rand

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015, these securities were valued at $27,409,903 or 8.0% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

39

Touchstone Flexible Income Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$116,455,835	$—	$116,455,835
Sovereign Government Obligations	—	17,566,080	—	17,566,080
Commercial Mortgage-Backed Securities	—	28,053,798	—	28,053,798
U.S. Treasury Obligations	—	21,275,068	—	21,275,068
Agency Collateralized Mortgage Obligations	—	5,479,176	—	5,479,176
Asset-Backed Securities	—	16,108,021	—	16,108,021
U.S. Government Mortgage-Backed Obligations	—	3,098,964	—	3,098,964
Non-Agency Collateralized Mortgage Obligations	—	5,610,704	—	5,610,704
Preferred Stocks	82,521,342	—	—	82,521,342
Common Stocks	13,547,922	—	—	13,547,922
Purchased Equity Contracts	357,500	—	—	357,500
Exchange Traded Funds	7,969,527	—	—	7,969,527
Investment Funds	33,686,966	—	—	33,686,966
				$351,730,903

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments***
Assets:
Forward Currency Contracts	$—	$261,492	$—	$261,492
Futures Interest Rate Contracts	542,865	—	—	542,865
				$804,357
Liabilities:
Forward Currency Contracts	$—	$(363,646)	$—	$(363,646)
Futures Equity Contracts	(122,123)	—	—	(122,123)
Futures Interest Rate Contracts	(675,885)	—	—	(675,885)
				$(1,161,654)

*** Other Financial Instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation (depreciation).

Transactions in written options for the year ended March 31, 2015.

	Number of	Proceeds
	Contracts	Received
Beginning of Period, March 31, 2014	—	$—
Call Options Written	6,607	456,228
Put Options Written	301	32,450
Call Options Closed	(940)	(37,043)
Put Options Closed	(301)	(32,450)
Call Options Expired	(5,667)	(419,185)
March 31, 2015	—	$—

40

Touchstone Flexible Income Fund (Continued)

Futures Contracts

At March 31, 2015, $742,922 was segregated with the broker as collateral for futures contracts. The Fund had the following futures contracts, brokered by Morgan Stanley & Co. LLC, open at March 31, 2015:

				Unrealized
	Expiration	Number of	Notional	Appreciation/
Description	Date	Contracts	Value	Depreciation
Short Futures:
90 Day Euro Futures	March 2017	300	73,492,500	$(675,885)
Long Futures:
90 Day Euro Futures	March 2018	300	73,492,500	542,865
CBOE Volatility Index Futures	April 2015	22	358,050	(93,110)
CBOE Volatility Index Futures	May 2015	21	374,325	(22,113)
CBOE Volatility Index Futures	May 2015	40	713,000	(6,900)
				420,742
				$(255,143)

Forward Foreign Currency Exchange Contracts

						Unrealized
		Contract to				Appreciation/
Counterparty	Expiration Date	Receive		Deliver		(Depreciation)
ANZ Capital Markets	04/10/2015	AUD	2,010,149	USD	1,568,216	$(38,122)
ANZ Capital Markets	04/17/2015	PHP	71,778,926	USD	1,616,642	(12,609)
ANZ Capital Markets	04/17/2015	USD	1,615,825	MYR	5,997,941	(1,049)
ANZ Capital Markets	04/27/2015	INR	198,748,629	USD	3,165,795	(8,562)
ANZ Capital Markets	04/30/2015	USD	3,333,373	BRL	10,571,794	47,095
BNY ConvergEx	04/01/2015	ZAR	28,758,304	USD	2,368,713	1,909
BNY ConvergEx	04/13/2015	MXN	45,157,299	USD	3,027,776	(69,943)
BNY ConvergEx	04/13/2015	USD	1,392,316	MXN	21,520,685	(17,304)
BNY ConvergEx	04/23/2015	USD	5,473,518	NZD	7,430,000	(67,961)
BNY ConvergEx	05/08/2015	USD	2,354,313	ZAR	28,758,304	(1,377)
Morgan Stanley	04/01/2015	INR	153,510,900	USD	2,470,006	(17,557)
Morgan Stanley	04/01/2015	USD	2,451,057	INR	153,510,900	(1,393)
Morgan Stanley	04/01/2015	USD	2,433,538	ZAR	28,758,304	62,916
Morgan Stanley	04/07/2015	EUR	1,503,893	USD	1,648,075	(30,862)
Morgan Stanley	04/07/2015	USD	1,618,253	EUR	1,503,893	1,041
Morgan Stanley	04/08/2015	USD	5,050,707	AUD	6,600,000	26,276
Morgan Stanley	04/09/2015	USD	3,210,392	ZAR	37,947,539	86,644
Morgan Stanley	04/10/2015	USD	1,569,794	NZD	2,087,791	10,569
Morgan Stanley	04/13/2015	USD	1,509,218	MXN	23,636,614	(38,996)
Morgan Stanley	04/20/2015	USD	3,187,119	CAD	4,079,889	(33,355)
Morgan Stanley	04/27/2015	USD	3,193,800	IDR	41,742,969,136	20,878
Morgan Stanley	05/08/2015	INR	153,510,900	USD	2,437,842	(5,276)
Morgan Stanley	06/19/2015	INR	103,900,690	USD	1,627,517	4,164
Morgan Stanley	06/19/2015	USD	1,627,583	EUR	1,529,907	(19,280)
						$(102,154)

See accompanying Notes to Financial Statements.

41

Portfolio of Investments

Touchstone Focused Fund – March 31, 2015

		Market
	Shares	Value

Common Stocks — 97.6%

Information Technology — 20.3%
Alibaba Group Holding, Ltd. ADR*	145,117	$12,079,539
Altera Corp.	283,104	12,147,993
Apple, Inc.	349,352	43,469,869
Avnet, Inc.	546,703	24,328,284
Cisco Systems, Inc.	1,172,442	32,271,466
Google, Inc. - Class C*	37,936	20,788,928
Google, Inc. - Class A*	36,948	20,495,056
Microsoft Corp.	542,705	22,063,672
Oracle Corp.	546,008	23,560,245
Xilinx, Inc.	351,401	14,864,262
		226,069,314

Financials — 15.1%
Bank of America Corp.	3,150,922	48,492,690
Bank of New York Mellon Corp. (The)	1,591,976	64,061,114
Goldman Sachs Group, Inc. (The)	297,753	55,968,631
		168,522,435

Industrials — 12.7%
AGCO Corp.†	632,530	30,133,729
General Electric Co.	1,339,126	33,223,716
II-VI, Inc.*	1,010,417	18,652,298
Joy Global, Inc.	439,261	17,210,247
Kennametal, Inc.	637,262	21,469,357
WESCO International, Inc.*†	298,098	20,834,069
		141,523,416

Consumer Discretionary — 12.2%
Amazon.com, Inc.*	69,347	25,804,019
Carnival Corp. (Panama)	680,789	32,568,946
Helen of Troy Ltd. (Bermuda)*	240,486	19,597,204
Priceline Group, Inc. (The)*	15,514	18,060,623
Royal Caribbean Cruises Ltd. (Liberia)	246,598	20,184,046
Vista Outdoor, Inc.*	456,789	19,559,705
		135,774,543

Health Care — 11.5%
Abbott Laboratories	956,360	44,308,159
Bio-Rad Laboratories, Inc. Class A*	195,315	26,402,682
Novartis AG ADR	271,384	26,761,176
Owens & Minor, Inc.	927,560	31,388,630
		128,860,647

Consumer Staples — 9.8%
JM Smucker Co. (The)	225,243	26,067,372
Mondelez International, Inc. - Class A	1,319,243	47,611,480
Sysco Corp.	933,625	35,225,671
		108,904,523

Energy — 9.4%
Devon Energy Corp.	280,922	16,942,406
Halliburton Co.	457,051	20,055,398
National Oilwell Varco, Inc.	380,154	19,003,898
Schlumberger Ltd. (Curacao)	226,446	18,894,654
World Fuel Services Corp.	527,103	30,297,880
		105,194,236

Materials — 4.8%
Agrium, Inc. (Canada)†	276,694	28,850,883
Reliance Steel & Aluminum Co.	400,320	24,451,546
		53,302,429

Telecommunication Services — 1.8%
Orange SA ADR†	1,245,487	19,940,247
Total Common Stocks		$1,088,091,790

Investment Funds — 7.3%
Invesco Government & Agency
Portfolio, Institutional Class,
0.01%**¥W	56,928,299	56,928,299
Touchstone Institutional Money Market
Fund, 0.01%^¥W	24,293,946	24,293,946
Total Investment Funds		$81,222,245

Total Investment Securities —104.9%
(Cost $1,003,245,212)		$1,169,314,035

Liabilities in Excess of Other Assets — (4.9%)		(54,281,288)

Net Assets — 100.0%		$1,115,032,747

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2015 was $54,751,746.

¥	Open-End Fund.

Ω	Represents the 7-day SEC yield as of March 31, 2015.

Portfolio Abbreviations:

ADR - American Depositary Receipt

42

Touchstone Focused Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total

Common Stocks	$1,088,091,790	$—	$—	$1,088,091,790
Investment Funds	81,222,245	—	—	81,222,245
				$1,169,314,035

See accompanying Notes to Financial Statements.

43

Portfolio of Investments

Touchstone Growth Opportunities Fund – March 31, 2015

		Market
	Shares	Value

Common Stocks — 96.8%

Information Technology — 32.5%
Alliance Data Systems Corp.*	17,155	$5,082,169
Apple, Inc.	134,077	16,683,201
Autodesk, Inc.*	65,070	3,815,705
Baidu, Inc. ADR*	12,535	2,612,294
EMC Corp. (MA)	168,170	4,298,425
Facebook, Inc. - Class A*	59,710	4,909,058
Finisar Corp.*	84,790	1,809,419
Google, Inc. - Class A*	10,111	5,608,572
Google, Inc. - Class C*	10,120	5,545,760
MasterCard, Inc. - Class A	52,950	4,574,350
Microsoft Corp.	123,560	5,023,332
ON Semiconductor Corp.*	289,700	3,508,267
Palo Alto Networks, Inc.*	44,560	6,509,325
QUALCOMM, Inc.	43,189	2,994,725
Red Hat, Inc.*	59,710	4,523,032
Salesforce.com, Inc.*	68,780	4,595,192
ServiceNow, Inc.*	64,130	5,052,161
Splunk, Inc.*	57,940	3,430,048
VeriFone Systems, Inc.*	111,236	3,881,024
Visa, Inc. - Class A	74,040	4,842,956
		99,299,015

Health Care — 23.1%
Actavis PLC (Ireland)*	33,330	9,919,675
ARIAD Pharmaceuticals, Inc.*†	202,222	1,666,309
Biogen Idec, Inc.*	11,477	4,846,048
Celgene Corp.*	110,820	12,775,330
Cooper Cos., Inc. (The)	26,750	5,013,485
Jazz Pharmaceuticals PLC (Ireland)*	45,410	7,846,395
PTC Therapeutics, Inc.*	79,350	4,828,448
STERIS Corp.†	88,370	6,209,761
Teva Pharmaceutical Industries Ltd. ADR	154,170	9,604,791
Thermo Fisher Scientific, Inc.	25,200	3,385,368
United Therapeutics Corp.*	25,385	4,377,262
		70,472,872

Consumer Discretionary — 18.6%
Brunswick Corp.	80,970	4,165,906
Comcast Corp. - Class A	110,100	6,217,347
Home Depot, Inc. (The)	45,140	5,128,355
Jack in The Box, Inc.	38,270	3,670,858
Jarden Corp.*	83,984	4,442,754
Liberty Global PLC - Class C,
(United Kingdom)*	100,790	5,020,351
Priceline Group, Inc. (The)*	4,481	5,216,556
Signet Jewelers Ltd. (Bermuda)	31,710	4,401,031
Starbucks Corp.	52,780	4,998,266
Twenty-First Century Fox, Inc., Class A	136,610	4,622,882
VF Corp.	41,080	3,093,735
Walt Disney Co. (The)	54,210	5,686,087
		56,664,128

Industrials — 7.2%
Caterpillar, Inc.	53,740	4,300,812
Copart, Inc.*	107,230	4,028,631
Danaher Corp.	54,930	4,663,557
PACCAR, Inc.	58,510	3,694,321
United Continental Holdings, Inc.*	79,410	5,340,322
		22,027,643

Financials — 6.2%
Alexander & Baldwin, Inc.	74,510	3,217,342
CBRE Group, Inc. - Class A*	124,910	4,835,266
Citigroup, Inc.	80,960	4,171,059
Discover Financial Services	52,340	2,949,359
Starwood Property Trust, Inc. REIT	149,980	3,644,514
		18,817,540

Materials — 4.0%
Eastman Chemical Co.	52,780	3,655,543
Monsanto Co.	46,570	5,240,988
Vulcan Materials Co.	39,650	3,342,495
		12,239,026

Energy — 3.8%
Halliburton Co.	118,460	5,198,025
Tesoro Corp.	68,580	6,260,668
		11,458,693

Consumer Staples — 1.4%
Mead Johnson Nutrition Co.	42,510	4,273,530
Total Common Stocks		$295,252,447

Investment Funds — 6.2%
Invesco Government & Agency
Portfolio, Institutional Class,
0.01%**¥W	8,033,236	8,033,236
Touchstone Institutional Money Market
Fund, 0.01%^¥W	11,013,158	11,013,158
Total Investment Funds		$19,046,394

Total Investment Securities —103.0%
(Cost $249,950,033)		$314,298,841

Liabilities in Excess of Other Assets — (3.0%)		(9,234,464)

Net Assets — 100.0%		$305,064,377

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2015 was $7,797,282.

¥	Open-End Fund.

Ω	Represents the 7-day SEC yield as of March 31, 2015.

44

Touchstone Growth Opportunities Fund (Continued)

Portfolio Abbreviations:

ADR	- American Depositary Receipt

PLC	- Public Limited Company

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total

Common Stocks	$295,252,447	$—	$—	$295,252,447

Investment Funds	19,046,394	—	—	19,046,394
				$314,298,841

See accompanying Notes to Financial Statements.

45

Portfolio of Investments

Touchstone International Value Fund – March 31, 2015

		Market
	Shares	Value

Common Stocks — 97.8%

United Kingdom — 19.8%

Consumer Discretionary — 2.1%
Kingfisher PLC	411,800	$2,323,395

Consumer Staples — 4.9%
Dairy Crest Group PLC	223,947	1,467,386
Imperial Tobacco Group PLC	93,839	4,116,348

Energy — 2.3%
Royal Dutch Shell PLC - Class A	88,122	2,629,434

Financials — 1.0%
Barclays PLC	319,563	1,153,466

Health Care — 2.6%
Glaxosmithkline PLC	127,700	2,939,633

Industrials — 1.9%
Rolls-Royce Holdings PLC	155,300	2,190,333

Materials — 2.9%
DS Smith PLC	632,128	3,227,674

Utilities — 2.1%
National Grid PLC	186,205	2,393,850
Total United Kingdom		22,441,519

Switzerland — 14.0%

Financials — 7.2%
Credit Suisse Group AG	88,056	2,369,054
Helvetia Holding AG	1,977	1,063,784
Swiss Life Holding AG	8,500	2,099,899
Zurich Insurance Group AG	7,862	2,657,373

Health Care — 3.8%
Novartis AG	43,149	4,258,827

Industrials — 3.0%
ABB Ltd.	64,972	1,378,317
ABB Ltd. ADR	31,300	662,621
OC Oerlikon Corp. AG	115,400	1,337,051
Total Switzerland		15,826,926

Japan — 12.1%

Industrials — 6.8%
Amada Co. Ltd.	127,100	1,224,062
Fuji Electric Co. Ltd.	535,000	2,524,135
Mabuchi Motor Co. Ltd.	40,800	2,158,398
Sumitomo Corp.	163,900	1,748,971

Information Technology — 5.3%
Canon, Inc.	73,400	2,596,987
Hitachi Ltd.	348,000	2,376,789
Trend Micro, Inc.	32,600	1,074,186
Total Japan		13,703,528

Netherlands — 10.6%

Financials — 7.7%
Aegon N.V.	338,000	2,668,724
Delta Lloyd N.V.	127,600	2,401,048
ING Groep NV*	244,543	3,582,047

Industrials — 2.9%
CNH Industrial N.V.	110,000	901,479
CNH Industrial N.V.	25,700	209,711
Koninklijke Philips N.V.	77,900	2,210,013
Total Netherlands		11,973,022

Denmark — 7.7%

Consumer Discretionary — 3.5%
Daimler AG	40,900	3,927,806

Financials — 2.5%
Danske Bank A/S	108,425	2,858,426

Telecommunication Services — 1.7%
TDC A/S	264,200	1,892,983
Total Denmark		8,679,215

France — 4.9%

Consumer Staples — 1.9%
Casino Guichard Perrachon SA	23,931	2,118,988

Health Care — 3.0%
Sanofi	35,125	3,468,899
Total France		5,587,887

Singapore — 4.7%

Consumer Discretionary — 2.5%
Jardine Cycle & Carriage Ltd.	94,600	2,825,599

Financials — 2.2%
United Overseas Bank Ltd.	147,100	2,465,715
Total Singapore		5,291,314

South Korea — 2.6%

Consumer Discretionary — 1.0%
Hankook Tire Co. Ltd.	27,900	1,138,381

Financials — 1.6%
Shinhan Financial Group Co. Ltd.	48,250	1,812,744
Total South Korea		2,951,125

Israel — 2.6%

Health Care — 2.6%
Teva Pharmaceutical Industries Ltd.
ADR	46,600	2,903,180

Ireland — 2.4%

Materials — 2.4%
CRH PLC	103,100	2,678,745

46

Touchstone International Value Fund (Continued)

		Market
	Shares	Value

Common Stocks — 97.8% (Continued)

Germany — 2.3%

Financials — 2.3%
Deutsche Boerse AG	32,606	$2,660,932

Spain — 2.2%

Financials — 2.2%
Banco Santander SA	340,488	2,552,415

Thailand — 2.2%

Consumer Staples — 1.5%
Charoen Pokphand Foods PCL	2,506,500	1,732,493

Financials — 0.7%
Bangkok Bank PCL	136,900	775,655
Total Thailand		2,508,148

Brazil — 1.8%

Industrials — 1.8%
Embraer SA ADR†	66,300	2,038,725

Austria — 1.7%

Financials — 1.7%
Erste Group Bank AG	80,100	1,969,191

United States — 1.7%

Consumer Staples — 0.6%
Philip Morris International, Inc.	8,300	625,239

Industrials — 1.1%
Joy Global, Inc.	32,700	1,281,185
Total United States		1,906,424

Norway — 1.4%

Consumer Staples — 1.4%
Orkla ASA	210,967	1,592,236

Italy — 1.1%

Energy — 1.1%
Eni SpA	69,891	1,209,679

Hong Kong — 0.8%

Utilities — 0.8%
Guangdong Investment Ltd.	720,600	944,973

Sweden — 0.8%

Consumer Discretionary — 0.6%
Electrolux AB	22,176	633,533

Industrials — 0.2%
Sandvik AB	20,800	232,919
Total Sweden		866,452

Indonesia — 0.4%

Telecommunication Services — 0.4%
Telekomunikasi Indonesia Persero Tbk
PT	1,940,400	427,850
Total Common Stocks		$110,713,486

Investment Funds — 8.0%
Invesco Government & Agency
Portfolio, Institutional Class,
0.01%**¥W	6,251,145	6,251,145
Touchstone Institutional Money
Market Fund, 0.01%^¥W	2,842,409	2,842,409
Total Investment Funds		$9,093,554

Total Investment Securities —105.8%
(Cost $115,069,590)		$119,807,040

Liabilities in Excess of Other Assets — (5.8%)		(6,578,838)

Net Assets — 100.0%		$113,228,202

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2015 was $5,905,728.

¥	Open-End Fund.

Ω	Represents the 7-day SEC yield as of March 31, 2015.

Portfolio Abbreviations:

ADR	- American Depositary Receipt

PCL	- Public Company Limited

PLC	- Public Limited Company

47

Touchstone International Value Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total

Common Stocks
United Kingdom	$—	$22,441,519	$—	$22,441,519
Switzerland	662,621	15,164,305	—	15,826,926
Japan	—	13,703,528	—	13,703,528
Netherlands	209,711	11,763,311	—	11,973,022
Denmark	—	8,679,215	—	8,679,215
France	—	5,587,887	—	5,587,887
Singapore	—	5,291,314	—	5,291,314
South Korea	—	2,951,125	—	2,951,125
Israel	2,903,180	—	—	2,903,180
Ireland	—	2,678,745	—	2,678,745
Germany	—	2,660,932	—	2,660,932
Spain	—	2,552,415	—	2,552,415
Thailand	—	2,508,148	—	2,508,148
Brazil	2,038,725	—	—	2,038,725
Austria	—	1,969,191	—	1,969,191
United States	1,906,424	—	—	1,906,424
Norway	—	1,592,236	—	1,592,236
Italy	—	1,209,679	—	1,209,679
Hong Kong	—	944,973	—	944,973
Sweden	—	866,452	—	866,452
Indonesia	—	427,850	—	427,850
Investment Funds	9,093,554	—	—	9,093,554
				$119,807,040

At March 31, 2015, equity securities valued at $84,485,912 were transferred from Level 1 to Level 2. Transfers from Level 1 to level 2 are due to significant movement of a designated U.S. market index, triggering a systematic valuation model provided by an independent third party to fair value the international equity securities.

See accompanying Notes to Financial Statements.

48

Portfolio of Investments

Touchstone Large Cap Growth Fund – March 31, 2015

		Market
	Shares	Value

Common Stocks — 97.5%

Health Care — 29.7%
Actavis PLC (Ireland)*	125,400	$37,321,548
AmerisourceBergen Corp.	350,700	39,864,069
Anthem, Inc.	208,300	32,163,603
Biogen Idec, Inc.*	67,225	28,385,084
Centene Corp.*	462,300	32,679,987
CIGNA Corp.	147,100	19,040,624
Health Net, Inc.*	331,583	20,057,456
McKesson Corp.	95,900	21,692,580
		231,204,951

Information Technology — 18.8%
Apple, Inc.	222,900	27,735,447
Avago Technologies Ltd. (Singapore)	205,800	26,132,484
Facebook, Inc. - Class A*	243,400	20,011,131
Fidelity National Information Services, Inc.	305,500	20,792,330
NXP Semiconductors N.V.,
(Netherlands)*	242,400	24,327,264
Skyworks Solutions, Inc.	283,100	27,825,899
		146,824,555

Industrials — 14.3%
Delta Air Lines, Inc.	588,600	26,463,456
General Dynamics Corp.	110,900	15,052,457
Lockheed Martin Corp.	100,200	20,336,592
Southwest Airlines Co.	761,000	33,712,300
Waste Management, Inc.	292,800	15,878,544
		111,443,349

Consumer Staples — 11.5%
CVS Health Corp.	302,300	31,200,383
Dr Pepper Snapple Group, Inc.	394,900	30,991,752
Kroger Co. (The)	322,500	24,722,850
Pilgrim's Pride Corp.	116,213	2,625,252
		89,540,237

Utilities — 8.2%
American Electric Power Co., Inc.	459,700	25,858,125
Edison International	164,800	10,295,055
NiSource, Inc.	541,225	23,900,496
UGI Corp.	129,347	4,215,419
		64,269,095

Consumer Discretionary — 6.5%
Hanesbrands, Inc.	892,600	29,911,026
Marriott International, Inc. - Class A	256,545	20,605,694
		50,516,720

Materials — 3.9%
Ball Corp.	204,900	14,474,136
Sherwin-Williams Co. (The)	55,200	15,704,400
		30,178,536

Financials — 2.9%
Allstate Corp. (The)	318,900	22,696,113

Telecommunication Services — 1.7%
Qorvo, Inc.*	166,200	13,246,140
Total Common Stocks		$759,919,696

Investment Fund — 0.4%
Touchstone Institutional Money Market
Fund, 0.01%^¥W	3,692,824	3,692,824

Total Investment Securities — 97.9%
(Cost $547,163,974)		$763,612,520

Other Assets in Excess of Liabilities — 2.1%		15,985,152

Net Assets — 100.0%		$779,597,672

*	Non-income producing security.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

¥	Open-End Fund.

Ω	Represents the 7-day SEC yield as of March 31, 2015.

Portfolio Abbreviations:

PLC - Public Limited Company

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total

Common Stocks	$759,919,696	$—	$—	$759,919,696
Investment Fund	3,692,824	—	—	3,692,824
				$763,612,520

See accompanying Notes to Financial Statements.

49

Portfolio of Investments

Touchstone Mid Cap Growth Fund – March 31, 2015

		Market
	Shares	Value

Common Stocks — 98.7%

Health Care — 17.5%
Align Technology, Inc.*	147,610	$7,939,204
Allscripts Healthcare Solutions, Inc.*	647,381	7,742,677
Cooper Cos., Inc. (The)	89,764	16,823,569
ICON PLC (Ireland)*	232,650	16,408,804
Jazz Pharmaceuticals PLC (Ireland)*	112,880	19,504,535
Mettler-Toledo International, Inc.*	47,372	15,568,808
Mylan N.V.*	237,540	14,097,999
Quest Diagnostics, Inc.	295,070	22,676,130
United Therapeutics Corp.*	95,065	16,392,533
Vertex Pharmaceuticals, Inc.*	69,751	8,228,525
		145,382,784

Information Technology — 17.5%
Akamai Technologies, Inc.*	153,680	10,918,196
Alliance Data Systems Corp.*	54,335	16,096,744
Applied Materials, Inc.	483,060	10,897,834
Autodesk, Inc.*	246,170	14,435,409
F5 Networks, Inc.*	81,310	9,345,771
LinkedIn Corp. - Class A*	41,616	10,398,174
Micron Technology, Inc.*	305,570	8,290,114
NICE Systems Ltd. ADR†	249,963	15,230,246
Red Hat, Inc.*	165,440	12,532,080
Sabre Corp.†	380,480	9,245,664
Skyworks Solutions, Inc.	149,520	14,696,321
Total System Services, Inc.	337,292	12,867,690
		144,954,243

Consumer Discretionary — 16.8%
AMC Networks, Inc. - Class A*	144,160	11,048,422
BorgWarner, Inc.	183,610	11,104,733
Dollar General Corp.	166,660	12,562,831
Hanesbrands, Inc.	359,040	12,031,430
Jarden Corp.*	321,242	16,993,702
Liberty Global PLC - Class C,
(United Kingdom)*	267,930	13,345,593
Michael Kors Holdings Ltd. (British Virgin
Islands)*	156,750	10,306,312
Starwood Hotels & Resorts Worldwide, Inc.	108,800	9,084,800
Ulta Salon Cosmetics & Fragrance, Inc.*	108,405	16,352,894
VF Corp.	47,437	3,572,480
Whirlpool Corp.	72,760	14,701,886
Wolverine World Wide, Inc.	254,202	8,503,057
		139,608,140

Industrials — 16.8%
Allison Transmission Holdings, Inc.	456,315	14,574,701
AMETEK, Inc.	155,040	8,145,802
Copart, Inc.*	319,610	12,007,748
IHS, Inc. - Class A*	99,280	11,294,093
JB Hunt Transport Services, Inc.	126,560	10,807,591
Lennox International, Inc.	98,080	10,954,555
Macquarie Infrastructure Co. LLC	104,720	8,617,409
ManpowerGroup, Inc.	99,900	8,606,385
Middleby Corp. (The)*	75,395	7,739,297
Nielsen Holdings N.V.	194,481	8,668,018
TransDigm Group, Inc.	43,520	9,518,694
United Continental Holdings, Inc.*	296,260	19,923,485
WABCO Holdings, Inc.*	68,205	8,381,030
		139,238,808

Financials — 10.3%
Ameriprise Financial, Inc.	91,120	11,922,141
Aon PLC (United Kingdom)	146,880	14,118,106
BankUnited, Inc.	401,130	13,132,996
CBRE Group, Inc. - Class A*	425,693	16,478,576
Crown Castle International Corp. REIT	125,950	10,395,913
T Rowe Price Group, Inc.	130,560	10,572,749
Ventas, Inc. REIT	122,060	8,912,821
		85,533,302

Materials — 7.3%
Eastman Chemical Co.	124,714	8,637,692
MeadWestvaco Corp.	341,840	17,047,561
Scotts Miracle-Gro Co. (The) - Class A	127,833	8,586,543
Vulcan Materials Co.	216,250	18,229,875
WR Grace & Co.*	79,730	7,882,905
		60,384,576

Consumer Staples — 6.6%
Church & Dwight Co., Inc.	190,410	16,264,822
Constellation Brands, Inc. - Class A*	141,446	16,437,440
Mead Johnson Nutrition Co.	141,440	14,218,963
WhiteWave Foods Co. - Class A*	174,154	7,721,988
		54,643,213

Energy — 5.9%
CONSOL Energy, Inc.	374,010	10,431,139
Forum Energy Technologies, Inc.*	424,330	8,316,867
Pioneer Natural Resources Co.	53,300	8,715,083
Tesoro Corp.	140,377	12,815,016
Valero Energy Corp.	135,498	8,620,383
		48,898,488
Total Common Stocks		$818,643,554

Investment Funds — 2.1%
Invesco Government & Agency
Portfolio, Institutional Class,
0.01%**¥W	9,290,275	9,290,275
Touchstone Institutional Money Market
Fund, 0.01%^¥W	7,981,283	7,981,283
Total Investment Funds		$17,271,558

Total Investment Securities —100.8%
(Cost $645,765,006)		$835,915,112

Liabilities in Excess of Other Assets — (0.8%)		(6,718,077)

Net Assets — 100.0%		$829,197,035

50

Touchstone Mid Cap Growth Fund (Continued)

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2015 was $9,050,594.

¥	Open-End Fund.

Ω	Represents the 7-day SEC yield as of March 31, 2015.

Portfolio Abbreviations:

ADR - American Depositary Receipt

LLC - Limited Liability Company

PLC - Public Limited Company

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total

Common Stocks	$818,643,554	$—	$—	$818,643,554
Investment Funds	17,271,558	—	—	17,271,558
				$835,915,112

See accompanying Notes to Financial Statements.

51

Portfolio of Investments

Touchstone Sands Capital Emerging Markets Growth Fund – March 31, 2015

		Market
	Shares	Value

Common Stocks — 67.3%

Cayman Islands — 20.8%

Consumer Discretionary — 6.1%
NagaCorp Ltd.	678,000	$450,163
Qunar Cayman Islands Ltd. ADR*†	62,700	2,586,375
Sands China Ltd.	328,000	1,356,357

Health Care — 1.7%
Mindray Medical International Ltd.
ADR†	43,500	1,189,725

Information Technology — 13.0%
Alibaba Group Holding, Ltd. ADR*	41,900	3,487,756
Baidu, Inc. ADR*	23,370	4,870,308
Tencent Holdings Ltd.	56,400	1,071,031
Total Cayman Islands		15,011,715

South Africa — 8.3%

Consumer Discretionary — 7.5%
Naspers Ltd. - Class N	35,300	5,414,703

Consumer Staples — 0.8%
Shoprite Holdings Ltd.	44,400	600,295
Total South Africa		6,014,998

Brazil — 7.0%

Consumer Discretionary — 1.4%
Kroton Educacional SA	258,100	835,385
Multiplus SA	17,300	181,480

Consumer Staples — 2.4%
Raia Drogasil SA	190,700	1,705,906

Health Care — 0.8%
Odontoprev SA	173,400	594,924

Information Technology — 2.4%
Cielo SA	122,000	1,746,543
Total Brazil		5,064,238

Indonesia — 6.9%

Consumer Staples — 1.0%
Unilever Indonesia Tbk PT	247,300	749,172

Financials — 2.7%
Bank Rakyat Indonesia Persero Tbk PT	1,904,500	1,931,763

Health Care — 1.6%
Kalbe Farma Tbk PT	8,332,800	1,188,921

Utilities — 1.6%
Perusahaan Gas Negara Persero Tbk PT	3,061,900	1,122,272
Total Indonesia		4,992,128

Thailand — 3.1%

Consumer Staples — 1.8%
CP ALL PCL	1,046,300	1,317,761

Health Care — 1.3%
Bangkok Dusit Medical Services PCL	1,576,500	953,296
Total Thailand		2,271,057

Taiwan — 3.0%

Information Technology — 3.0%
Largan Precision Co. Ltd.	25,000	2,149,200

United States — 2.7%

Information Technology — 2.7%
MercadoLibre, Inc.†	15,875	1,945,005

United Kingdom — 2.2%

Health Care — 2.2%
Hikma Pharmaceuticals PLC	50,100	1,576,829

Russia — 2.1%

Consumer Staples — 2.1%
Magnit OJSC GDR	30,400	1,547,094

Philippines — 2.1%

Consumer Staples — 2.1%
Universal Robina Corp.	302,600	1,528,507

China — 2.0%

Health Care — 2.0%
Shandong Weigao Group Medical
Polymer Co. Ltd.	1,616,000	1,423,910

South Korea — 1.6%

Consumer Staples — 1.6%
LG Household & Health Care Ltd.	1,500	1,137,051

Turkey — 1.5%

Consumer Staples — 1.5%
BIM Birlesik Magazalar AS	63,900	1,132,091

Malaysia — 1.3%

Health Care — 1.3%
IHH Healthcare Bhd	575,100	933,266

Virgin Islands (British) — 1.0%

Information Technology — 1.0%
Mail.ru Group Ltd. GDR*	38,500	760,295

Peru — 1.0%

Financials — 1.0%
Credicorp Ltd.	4,980	700,337

52

Touchstone Sands Capital Emerging Markets Growth Fund (Continued)

		Market
	Shares	Value

Common Stocks — 67.3% (Continued)

Portugal — 0.7%

Consumer Staples — 0.7%
Jeronimo Martins SGPS SA	40,400	$508,382
Total Common Stocks		$48,696,103

	Number
	of
	Contracts

Low Exercise Price Options — 27.1%

Saudi Arabia — 3.3%

Almarai Co. Ltd.
Strike $0.0001, Exp 3/13/17	101,500	2,378,328

India — 23.8%

Adani Ports and Special Economic
Zone
Strike $0.0001, Exp 9/21/16	462,400	2,265,760
Apollo Hospitals Enterprise Ltd.
Strike $0.0001, Exp 9/23/16	60,200	1,282,862
Asian Paints Ltd.
Strike $0.01, Exp 7/31/18	138,300	1,775,772
Housing Development Finance Corp.
Strike $0.0001, Exp 5/5/16	174,000	3,612,240
ITC Ltd.
Strike $0.0001, Exp 8/4/16	408,200	2,126,722
Jubilant Foodworks Ltd.
Strike $0.01, Exp 7/25/17	85,600	2,037,280
Larsen & Toubro Ltd.
Strike $0.01, Exp 09/18/17	39,100	1,074,468
Lupin Ltd.
Strike $0.001, Exp 6/8/17	46,200	1,468,236
Shriram Transport Finance Co. Ltd.
Strike $0.01, Exp 8/29/18	86,700	1,544,127
Total India		17,187,467
Total Low Exercise Price Options		$19,565,795

	Shares

Investment Funds — 13.1%
Invesco Government & Agency
Portfolio, Institutional Class,
0.01%**¥W	3,317,875	3,317,875
Touchstone Institutional Money
Market Fund, 0.01%^¥W	6,137,187	6,137,187
Total Investment Funds		$9,455,062

		Market
	Shares	Value

Total Investment Securities —107.5%
(Cost $72,806,398)		$77,716,960

Liabilities in Excess of Other Assets — (7.5%)		(5,432,713)

Net Assets — 100.0%		$72,284,247

* Non-income producing security.

** Represents collateral for securities loaned.

^ Affiliated Fund. See Note 4 in Notes to Financial Statements.

† All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2015 was $3,260,422.

¥ Open-End Fund.

Ω Represents the 7-day SEC yield as of March 31, 2015.

Portfolio Abbreviations:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

PCL - Public Company Limited

PLC - Public Limited Company

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total

Common Stocks	$22,867,357	$25,828,746	$—	$48,696,103
Low Exercise Price Options Equity Contracts	—	19,565,795	—	19,565,795
Investment Funds	9,455,062	—	—	9,455,062
				$77,716,960

See accompanying Notes to Financial Statements.

53

Portfolio of Investments

Touchstone Small Cap Growth Fund – March 31, 2015

		Market
	Shares	Value

Common Stocks — 96.7%

Health Care — 27.0%
ABIOMED, Inc.*	118,956	$8,514,870
Acadia Pharmaceuticals, Inc.*†	72,374	2,358,669
Air Methods Corp.*†	98,890	4,607,285
ANI Pharmaceuticals, Inc.*	65,725	4,111,099
Cambrex Corp.*	115,967	4,595,772
Celldex Therapeutics, Inc.*†	86,224	2,403,063
Charles River Laboratories International, Inc.*	105,063	8,330,445
Chemed Corp.†	44,202	5,277,719
China Biologic Products, Inc.*	63,199	6,036,136
DexCom, Inc.*	51,596	3,216,495
Enanta Pharmaceuticals, Inc.*†	86,630	2,652,611
Globus Medical, Inc. - Class A*	102,232	2,580,336
Horizon Pharma PLC*†	212,270	5,512,652
ICON PLC (Ireland)*	108,322	7,639,951
Insulet Corp.*	75,142	2,505,986
Keryx Biopharmaceuticals, Inc.*†	294,700	3,751,530
Medidata Solutions, Inc.*	101,381	4,971,724
Momenta Pharmaceuticals, Inc.*	93,597	1,422,674
Natus Medical, Inc.*	125,330	4,946,775
Ophthotech Corp.*†	73,549	3,422,235
STERIS Corp.†	69,621	4,892,268
Tandem Diabetes Care, Inc.*	120,985	1,526,831
WuXi PharmaTech Cayman, Inc. ADR*	137,740	5,341,557
		100,618,683

Information Technology — 25.4%
Advent Software, Inc.	139,542	6,155,198
ARRIS Group, Inc.*	125,971	3,639,932
Bitauto Holdings Ltd. ADR*†	53,957	2,745,332
Ciena Corp.*	207,791	4,012,444
Cimpress NV (Netherlands)*	46,324	3,908,819
Cirrus Logic, Inc.*	127,169	4,229,641
Euronet Worldwide, Inc.*	138,185	8,118,369
Finisar Corp.*	173,211	3,696,323
Heartland Payment Systems, Inc.	168,353	7,887,338
Infinera Corp.*	285,437	5,614,546
Manhattan Associates, Inc.*	107,255	5,428,176
MAXIMUS, Inc.	72,909	4,867,405
Mentor Graphics Corp.	172,063	4,134,674
Power Integrations, Inc.	80,770	4,206,502
Radware Ltd. (Israel)*	212,338	4,439,988
Super Micro Computer, Inc.*	103,071	3,422,988
Synaptics, Inc.*	46,211	3,757,185
Syntel, Inc.*	92,961	4,808,873
Verint Systems, Inc.*	79,385	4,916,313
Virtusa Corp.*	109,837	4,545,055
		94,535,101

Consumer Discretionary — 14.2%
ANN, Inc.*	86,281	3,540,109
Brinker International, Inc.	51,722	3,184,006
Burlington Stores, Inc.*	78,012	4,635,473
Cracker Barrel Old Country Store, Inc.	29,425	4,476,720
Deckers Outdoor Corp.*	58,353	4,252,183
Finish Line, Inc. (The) - Class A	131,879	3,233,673
G-III Apparel Group Ltd.*	55,005	6,196,313
Jumei International Holding Ltd.
(Cayman Islands) ADR*†	152,582	2,413,847
Lithia Motors, Inc. - Class A	57,802	5,746,097
Pinnacle Entertainment, Inc.*	77,518	2,797,625
Restoration Hardware Holdings, Inc.*†	60,598	6,010,716
Skechers U.S.A., Inc. - Class A*	91,911	6,609,320
		53,096,082

Industrials — 11.9%
ArcBest Corp.	125,328	4,748,678
Astronics Corp.*	86,668	6,387,432
AZZ, Inc.	87,677	4,084,871
CaesarStone Sdot - Yam Ltd. (Israel)	90,842	5,515,018
Hexcel Corp.	69,564	3,576,981
Korn/Ferry International	142,425	4,681,510
Primoris Services Corp.	109,002	1,873,744
Proto Labs, Inc.*†	60,064	4,204,479
Saia, Inc.*	115,274	5,106,638
Tutor Perini Corp.*	157,858	3,685,984
voxeljet AG ADR (Germany)*†	73,858	584,217
		44,449,552

Financials — 10.4%
Amtrust Financial Services, Inc.†	33,760	1,923,814
E-House China Holdings Ltd. ADR†	281,170	1,526,753
Financial Engines, Inc.†	103,806	4,342,205
Green Dot Corp. - Class A*	214,887	3,421,001
HFF, Inc. - Class A	170,520	6,401,321
Interactive Brokers Group, Inc. - Class A	159,519	5,426,836
Janus Capital Group, Inc.	288,524	4,959,728
MarketAxess Holdings, Inc.	37,451	3,104,688
PRA Group, Inc.*†	78,043	4,239,296
Virtus Investment Partners, Inc.	27,160	3,551,713
		38,897,355

Materials — 4.0%
Constellium NV (Netherlands) - Class A*	120,861	2,455,896
KapStone Paper and Packaging Corp.	171,929	5,646,148
Silgan Holdings, Inc.	67,656	3,932,843
US Silica Holdings, Inc.†	79,909	2,845,559
		14,880,446

Energy — 3.8%
Carrizo Oil & Gas, Inc.*	109,437	5,433,547
Diamondback Energy, Inc.*	41,560	3,193,470
Matador Resources Co.*†	128,758	2,822,375
Matrix Service Co.*	162,965	2,861,665
		14,311,057
Total Common Stocks		$360,788,276

54

Touchstone Small Cap Growth Fund (Continued)

		Market
	Shares	Value

Investment Funds — 17.7%
Invesco Government & Agency
Portfolio, Institutional Class,
0.01%**¥W	52,140,048	$52,140,048
Touchstone Institutional Money Market
Fund, 0.01%^¥W	13,781,617	13,781,617
Total Investment Funds		$65,921,665

Total Investment Securities —114.4%
(Cost $392,337,387)		$426,709,941

Liabilities in Excess of Other Assets — (14.4%)		(53,694,714)

Net Assets — 100.0%		$373,015,227

* Non-income producing security.

** Represents collateral for securities loaned.

^ Affiliated Fund. See Note 4 in Notes to Financial Statements.

† All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2015 was $50,702,943.

¥ Open-End Fund.

Ω Represents the 7-day SEC yield as of March 31, 2015.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total

Common Stocks	$360,788,276	$—	$—	$360,788,276
Investment Funds	65,921,665	—	—	65,921,665
				$426,709,941

See accompanying Notes to Financial Statements.

55

Statements of Assets and Liabilities

March 31, 2015

	Touchstone		Touchstone	Touchstone
	Flexible	Touchstone	Growth	International
	Income	Focused	Opportunities	Value
	Fund	Fund	Fund	Fund
Assets
Investments, at cost	$347,664,145	$1,003,245,212	$249,950,033	$115,069,590
Affiliated securities, at market value	$16,053,570	$24,293,946	$11,013,158	$2,842,409
Non-affiliated securities, at market value	335,677,333	1,145,020,089	303,285,683	116,964,631
Investments, at market value (A)	$351,730,903	$1,169,314,035	$314,298,841	$119,807,040
Cash	—	9,354	973	—
Cash deposits held at prime broker*	742,922	—	—	—
Foreign Currency (B)	81,848	—	—	71,824
Unrealized appreciation on forward foreign currency contracts	261,492	—	—	—
Dividends and interest receivable	2,771,617	2,003,371	212,009	248,207
Receivable for capital shares sold	815,745	612,515	618,950	110,075
Receivable for investments sold	2,057,757	7,183,514	—	—
Receivable for securities lending income	806	7,023	1,335	4,253
Tax reclaim receivable	19,792	204	1,911	126,446
Other assets	14,781	22,628	14,476	6,032
Total Assets	358,497,663	1,179,152,644	315,148,495	120,373,877

Liabilities
Bank overdrafts	1,940,247	—	—	—
Unrealized depreciation on forward foreign currency contracts	363,646	—	—	—
Payable for return of collateral for securities on loan	9,172,555	56,928,299	8,033,236	6,251,145
Payable for capital shares redeemed	429,241	3,089,378	799,164	65,363
Payable for variation margin for futures contracts	253,124	—	—	—
Payable for investments purchased	4,627,093	2,718,234	920,120	664,759
Payable to Investment Advisor	177,156	596,070	188,799	82,593
Payable to other affiliates	22,572	133,257	44,349	141
Payable to Trustees	3,014	3,014	3,014	3,014
Payable for professional services	23,087	25,151	19,962	25,002
Payable to Transfer Agent	92,823	561,930	52,308	21,616
Other accrued expenses and liabilities	33,037	64,564	23,166	32,042
Total Liabilities	17,137,595	64,119,897	10,084,118	7,145,675

Net Assets	$341,360,068	$1,115,032,747	$305,064,377	$113,228,202

Net assets consist of:
Paid-in capital	$348,705,712	$912,737,526	$243,962,284	$223,611,628
Accumulated net investment income (loss)	191,484	8,434,858	(43,218)	2,786,103
Accumulated net realized gains (losses) on investments, futures contracts, written options and foreign currency transactions	(11,232,676)	27,791,540	(3,203,497)	(117,895,066)
Net unrealized appreciation on investments, futures contracts, written options and foreign currency transactions	3,695,548	166,068,823	64,348,808	4,725,537
Net Assets	$341,360,068	$1,115,032,747	$305,064,377	$113,228,202
(A) Includes market value of securities on loan of:	$7,029,795	$54,751,746	$7,797,282	$5,905,728
(B) Cost of foreign currency:	$85,732	$—	$—	$71,825

* Represents segregated cash for futures contracts.

See accompanying Notes to Financial Statements.

56

Statements of Assets and Liabilities (Continued)

		Touchstone
	Touchstone	Sands Capital	Touchstone
Touchstone	Mid Cap	Emerging	Small Cap
Large Cap	Growth	Markets	Growth
Growth Fund	Fund	Growth Fund	Fund

$547,163,974	$645,765,006	$72,806,398	$392,337,387
$3,692,824	$7,981,283	$6,137,187	$13,781,617
759,919,696	827,933,829	71,579,773	412,928,324
$763,612,520	$835,915,112	$77,716,960	$426,709,941
—	—	14,513	186,259
—	—	—	—
—	—	107,326	—
—	—	—	—
542,360	318,483	75,685	58,629
1,127,264	1,161,633	912,961	4,577,536
49,279,931	15,805,761	115,972	—
—	848	1,127	33,802
—	9,561	429	1,156
25,319	20,372	16,129	39,644
814,587,394	853,231,770	78,961,102	431,606,967

—	—	—	—
—	—	—	—
—	9,290,275	3,317,875	52,140,048
2,335,396	2,852,343	—	1,307,942
—	—	—	—
31,590,393	10,751,982	3,183,738	4,736,563
554,508	512,988	114,553	286,324
235,624	292,557	1,743	10,312
3,014	3,014	3,014	3,014
23,676	23,867	27,437	19,074
196,951	246,275	5,119	61,794
50,160	61,434	23,376	26,669
34,989,722	24,034,735	6,676,855	58,591,740

$779,597,672	$829,197,035	$72,284,247	$373,015,227

$543,220,251	$611,775,740	$74,579,758	$335,633,197
560,135	—	(37,729)	—

19,368,740	27,271,189	(7,165,825)	3,009,476

216,448,546	190,150,106	4,908,043	34,372,554
$779,597,672	$829,197,035	$72,284,247	$373,015,227
$—	$9,050,594	$3,260,422	$50,702,943
$—	$—	$107,317	$—

57

Statements of Assets and Liabilities (Continued)

	Touchstone		Touchstone	Touchstone
	Flexible	Touchstone	Growth	International
	Income	Focused	Opportunities	Value
	Fund	Fund	Fund	Fund

Pricing of Class A Shares
Net assets applicable to Class A shares	$32,694,535	$297,072,140	$49,161,680	$5,280,216
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,064,706	7,987,660	1,476,845	628,062
Net asset value price per share*	$10.67	$37.19	$33.29	$8.41
Maximum sales charge - Class A shares	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share - Class A shares	$11.32	$39.46	$35.32	$8.92

Pricing of Class B Shares
Net assets applicable to Class B shares	$—	$—	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—	—	—	—
Net asset value, offering price per share**	$—	$—	$—	$—

Pricing of Class C Shares
Net assets applicable to Class C shares	$25,852,688	$9,616,593	$13,813,030	$232,760
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,453,748	264,603	471,857	29,949
Net asset value, offering price per share**	$10.54	$36.34	$29.27	$7.77

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$238,080,897	$756,579,367	$107,294,879	$35,107,750
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	22,259,504	20,034,756	3,173,674	4,176,315
Net asset value, offering price and redemption price per share	$10.70	$37.76	$33.81	$8.41

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class Shares	$44,731,948	$51,764,647	$134,794,788	$72,607,476
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,183,760	1,365,348	3,958,433	8,625,331
Net asset value, offering price and redemption price per share	$10.69	$37.91	$34.05	$8.42

* There is no sales load on subscriptions of $1 million or more. Redemptions that were part of a $1 million or more subscription may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.

** Redemption price per share varies by length of time shares are held.

See accompanying Notes to Financial Statements.

58

Statements of Assets and Liabilities (Continued)

		Touchstone
Touchstone	Touchstone	Sands Capital	Touchstone
Large Cap	Mid Cap	Emerging	Small Cap
Growth	Growth	Markets	Growth
Fund	Fund	Growth Fund	Fund

$257,273,482	$267,420,944	$—	$34,016,741

8,308,794	9,883,478	—	5,967,309
$30.96	$27.06	$—	$5.70
5.75%	5.75%	—	5.75%

$32.85	$28.71	$—	$6.05

$1,722,434	$2,793,384	$—	$—

59,937	137,499	—	—
$28.74	$20.32	$—	$—

$103,860,603	$157,315,438	$—	$12,650,784

3,667,029	7,953,586	—	2,645,966
$28.32	$19.78	$—	$4.78

$416,741,153	$299,247,473	$39,540,994	$314,062,360

13,234,998	10,800,977	3,812,164	49,642,681
$31.49	$27.71	$10.37	$6.33

$—	$102,419,796	$32,743,253	$12,285,342

—	3,676,979	3,156,862	1,933,302
$—	$27.85	$10.37	$6.35

59

Statements of Operations

For the Year Ended March 31, 2015

	Touchstone		Touchstone	Touchstone
	Flexible	Touchstone	Growth	International
	Income	Focused	Opportunities	Value
	Fund	Fund	Fund	Fund
Investment Income (loss)
Dividends from affiliated funds	$1,030	$4,770	$473	$290
Dividends from non-affiliated securities(A)	5,768,263	19,147,650	2,155,552	3,828,231
Interest	8,488,272	—	—	—
Income from securities loaned	25,252	114,371	7,620	121,245
Total Investment Income	14,282,817	19,266,791	2,163,645	3,949,766
Expenses
Investment advisory fees	1,982,961	6,817,377	2,106,398	1,205,538
Administration fees	441,347	1,697,362	438,559	188,820
Compliance fees and expenses	1,702	1,703	1,702	1,703
Custody fees	30,074	23,093	15,468	39,662
Professional fees	57,897	48,639	26,810	34,721
Transfer Agent fees, Class A	27,494	709,694	70,525	14,185
Transfer Agent fees, Class B	—	—	—	—
Transfer Agent fees, Class C	21,371	7,654	16,035	565
Transfer Agent fees, Class Y	157,792	832,169	43,296	24,646
Transfer Agent fees, Institutional Class	2,144	3,463	10,744	145
Registration fees, Class A	15,229	30,087	12,823	6,281
Registration fees, Class B	—	—	—	—
Registration fees, Class C	10,982	8,449	9,370	5,590
Registration fees, Class Y	16,321	27,241	14,057	4,918
Registration fees, Institutional Class	6,459	14,243	10,043	3,401
Reports to Shareholders, Class A	7,598	35,094	12,654	9,178
Reports to Shareholders, Class B	—	—	—	—
Reports to Shareholders, Class C	8,666	3,366	8,899	8,010
Reports to Shareholders, Class Y	8,888	56,978	9,690	7,976
Reports to Shareholders, Institutional Class	7,948	—	8,650	12,592
Distribution expenses, Class A	67,759	709,760	118,060	15,961
Distribution expenses, Class B	—	—	—	—
Distribution and shareholder servicing expenses, Class C	225,227	79,452	126,552	2,324
Trustee fees	12,082	11,996	12,078	12,096
Other expenses	63,963	572,269	49,796	36,788
Total Expenses	3,173,904	11,690,089	3,122,209	1,635,100
Fees waived and/or reimbursed by the Advisor and/or Affiliates(C)	(548,711)	(858,156)	(284,024)	(375,620)
Net Expenses	2,625,193	10,831,933	2,838,185	1,259,480
Net Investment Income (Loss)	11,657,624	8,434,858	(674,540)	2,690,286
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments from non-affiliated securities	2,694,322	91,238,577	34,721,011	5,306,311
Net realized losses on futures contracts	(711,915)	—	—	—
Net realized gains on written options	323,603	—	—	—
Net realized losses on foreign currency transactions	(654,574)	—	—	(90,382)
Capital gain distributions received from non-affiliated funds	866,571	—	—	—
Net change in unrealized appreciation (depreciation) on investments	1,082,753	(25,277,992)	6,533,250	(13,170,914)
Net change in unrealized appreciation (depreciation) on futures contracts	(225,143)	—	—	—
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(10,822)	—	—	(16,554)
Net Realized and Unrealized Gains (Losses) on Investments	3,364,795	65,960,585	41,254,261	(7,971,539)
Change in Net Assets Resulting from Operations	$15,022,419	$74,395,443	$40,579,721	$(5,281,253)
(A) Net of foreign tax withholding of:	$4,813	$794,607	$34,921	$407,950

(B)Represents the period from commencement of operations (May 12, 2014) through March 31, 2015.

(C)See Note 4 in Notes to Financial Statements.

See accompanying Notes to Financial Statements.

60

Statements of Operations (Continued)

		Touchstone
		Sands Capital
Touchstone	Touchstone	Emerging	Touchstone
Large Cap	Mid Cap	Markets	Small Cap
Growth Fund	Growth Fund	Growth Fund(B)	Growth Fund

$1,274	$2,555	$409	$889
13,887,628	5,937,284	621,897	1,034,772
—	—	—	—
69,957	11,100	4,944	289,604
13,958,859	5,950,939	627,250	1,325,265

6,222,296	5,570,011	698,399	1,821,474
1,371,082	1,186,933	94,725	280,490
1,703	1,703	1,703	1,702
25,115	23,637	67,843	24,941
43,061	40,706	46,289	23,451
316,275	391,526	—	48,142
5,277	8,762	—	—
108,185	192,817	—	12,832
465,958	400,164	8,876	122,925
—	12,068	1,253	429
20,242	16,012	—	14,921
10,373	5,905	—	—
16,251	15,042	—	8,520
21,008	20,339	7,241	72,870
—	13,927	5,291	3,629
37,907	32,082	—	9,676
7,412	8,058	—	—
18,430	27,195	—	8,572
42,597	45,691	13,038	12,159
—	8,408	12,346	7,522
698,365	645,844	—	75,322
8,087	12,256	—	—
1,090,186	1,488,559	—	85,642
11,991	12,020	12,167	12,102
145,711	115,662	16,149	27,330
10,687,512	10,295,327	985,320	2,674,651
(177,707)	—	(119,351)	(358,875)
10,509,805	10,295,327	865,969	2,315,776
3,449,054	(4,344,388)	(238,719)	(990,511)

138,413,617	80,961,938	(6,979,410)	9,263,865
—	—	—	—
—	—	—	—
—	—	(17,321)	—
—	—	—	—

(6,842,007)	39,284,609	4,910,562	24,011,741

—	—	—	—

—	—	(2,519)	—
131,571,610	120,246,547	(2,088,688)	33,275,606
$135,020,664	$115,902,159	$(2,327,407)	$32,285,095
$134,327	$65,059	$45,645	$9,010

61

Statements of Changes in Net Assets

	Touchstone Flexible Income Fund
	For the	For the
	Year Ended	Year Ended
	March 31, 2015	March 31, 2014
From Operations
Net investment income (loss)	$11,657,624	$13,210,500
Net realized gains (losses) on investments, futures contracts, written options, foreign currency transactions and capital gain distributions received	2,518,007	(149,555)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	846,788	(11,122,348)
Change in Net Assets from Operations	15,022,419	1,938,597

Distributions to Shareholders from:
Net investment income, Class A	(1,186,826)	(1,413,413)
Net investment income, Class C	(852,702)	(914,420)
Net investment income, Class Y	(8,991,916)	(8,411,708)
Net investment income, Institutional Class	(1,984,856)	(1,839,935)
Net realized gains, Class A	—	—
Net realized gains, Class C	—	—
Net realized gains, Class Y	—	—
Net realized gains, Institutional Class	—	—
Total Distributions	(13,016,300)	(12,579,476)

Net Increase (Decrease) from Share Transactions (A)	99,369,792	(36,644,688)

Total Increase (Decrease) in Net Assets	101,375,911	(47,285,567)

Net Assets
Beginning of period	239,984,157	287,269,724
End of period	$341,360,068	$239,984,157
Accumulated Net Investment Income (Loss)	$191,484	$48,722

(A) For details on share transaction by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 66 to 68.

See accompanying Notes to Financial Statements.

62

Statements of Changes in Net Assets (Continued)

Touchstone Focused Fund		Touchstone Growth Opportunities Fund		Touchstone International Value Fund
For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
March 31, 2015	March 31, 2014	March 31, 2015	March 31, 2014	March 31, 2015	March 31, 2014

$8,434,858	$4,699,330	$(674,540)	$770,546	$2,690,286	$3,352,624

91,238,577	36,541,971	34,721,011	27,186,499	5,215,929	3,421,679

(25,277,992)	161,165,217	6,533,250	28,041,471	(13,187,468)	17,249,649
74,395,443	202,406,518	40,579,721	55,998,516	(5,281,253)	24,023,952

(941,516)	(166,736)	—	—	(180,686)	(62,082)
(25,942)	(1,440)	—	—	(6,039)	(1,681)
(3,155,003)	(5,166,618)	(36,931)	(33,838)	(1,189,716)	(404,720)
(262,423)	(5,691)	(97,196)	(103,133)	(2,410,749)	(1,070,089)
—	—	(5,356,411)	(1,915,424)	—	—
—	—	(1,589,389)	(556,202)	—	—
—	—	(11,420,388)	(3,785,821)	—	—
—	—	(13,871,626)	(4,539,084)	—	—
(4,384,884)	(5,340,485)	(32,371,941)	(10,933,502)	(3,787,190)	(1,538,572)

39,085,885	221,717,909	28,975,532	8,699,074	(11,372,032)	(15,884,732)

109,096,444	418,783,942	37,183,312	53,764,088	(20,440,475)	6,600,648

1,005,936,303	587,152,361	267,881,065	214,116,977	133,668,677	127,068,029
$1,115,032,747	$1,005,936,303	$305,064,377	$267,881,065	$113,228,202	$133,668,677
$8,434,858	$4,384,888	$(43,218)	$—	$2,786,103	$3,064,727

63

Statements of Changes in Net Assets (Continued)

	Touchstone Large Cap Growth Fund

	For the	For the
	Year Ended	Year Ended
	March 31, 2015	March 31, 2014
From Operations
Net investment income (loss)	$3,449,054	$1,108,424
Net realized gains (losses) on investments and foreign currency transactions	138,413,617	116,170,988
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(6,842,007)	66,832,014
Change in Net Assets from Operations	135,020,664	184,111,426

Distributions to Shareholders from:
Net investment income, Class A	(480,900)	(504,736)
Net investment income, Class Y	(1,346,092)	(2,365,788)
Net realized gains, Class A	(46,799,076)	(24,957,494)
Net realized gains, Class B	(337,045)	(446,705)
Net realized gains, Class C	(19,910,700)	(10,190,455)
Net realized gains, Class Y	(63,673,005)	(47,776,919)
Net realized gains, Institutional Class	—	—
Total Distributions	(132,546,818)	(86,242,097)

Net Increase (Decrease) from Share Transactions(B)	(203,698,867)	(41,273,702)

Total Increase (Decrease) in Net Assets	(201,225,021)	56,595,627

Net Assets
Beginning of period	980,822,693	924,227,066
End of period	$779,597,672	$980,822,693
Accumulated Net Investment Income (Loss)	$560,135	$—

(A)Represents the period from commencement of operations (May 12, 2014) through March 31, 2015.

(B) For details on share transaction by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 69 and 70.

See accompanying Notes to Financial Statements.

64

Statements of Changes in Net Assets (Continued)

Touchstone Mid Cap Growth Fund		Touchstone Sands Capital Emerging Markets Growth Fund	Touchstone Small Cap Growth Fund
		For the
		Period
For the	For the	Ended	For the	For the
Year Ended	Year Ended	March 31,	Year Ended	Year Ended
March 31, 2015	March 31, 2014	2015(A)	March 31, 2015	March 31, 2014

$(4,344,388)	$(3,093,231)	$(238,719)	$(990,511)	$(230,093)
80,961,938	109,410,184	(6,996,731)	9,263,865	9,463,241
39,284,609	48,014,661	4,908,043	24,011,741	2,600,759
115,902,159	154,331,614	(2,327,407)	32,285,095	11,833,907

—	—	—	—	—
—	—	—	—	—
(29,865,535)	(28,966,943)	—	(609,635)	(1,906,417)
(509,754)	(607,372)	—	—	—
(24,200,128)	(18,515,631)	—	(256,827)	(545,775)
(38,685,139)	(24,268,590)	—	(4,260,535)	(2,418,021)
(6,272,879)	(3,464,048)	—	(229,689)	(1,432,011)
(99,533,435)	(75,822,584)	—	(5,356,686)	(6,302,224)

51,202,285	32,829,729	74,611,654	253,953,941	50,722,552

67,571,009	111,338,759	72,284,247	280,882,350	56,254,235

761,626,026	650,287,267	—	92,132,877	35,878,642
$829,197,035	$761,626,026	$72,284,247	$373,015,227	$92,132,877
$—	$—	$(37,729)	$—	$—

65

Statements of Changes in Net Assets - Capital Stock Activity

	Touchstone Flexible Income Fund
	For the Year Ended March 31, 2015		For the Year Ended March 31, 2014
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	1,568,107	$16,647,089	478,902	$5,101,992
Proceeds from Shares issued in connection with merger(A)	—	—	—	—
Reinvestment of distributions	91,957	977,939	112,892	1,185,530
Cost of Shares redeemed	(1,041,961)	(11,102,406)	(1,920,074)	(20,305,857)
Change from Class A Share Transactions	618,103	6,522,622	(1,328,280)	(14,018,335)
Class C
Proceeds from Shares issued	1,009,134	10,610,844	592,026	6,179,415
Proceeds from Shares issued in connection with merger(A)	—	—	—	—
Reinvestment of distributions	61,208	642,259	67,886	704,337
Cost of Shares redeemed	(625,702)	(6,573,211)	(1,062,018)	(11,004,750)
Change from Class C Share Transactions	444,640	4,679,892	(402,106)	(4,120,998)
Class Y
Proceeds from Shares issued	12,611,049	134,491,445	4,954,381	53,071,881
Proceeds from Shares issued in connection with merger(A)	—	—	—	—
Reinvestment of distributions	299,733	3,195,742	304,968	3,211,530
Cost of Shares redeemed	(4,925,847)	(52,581,170)	(9,155,539)	(96,251,878)
Change from Class Y Share Transactions	7,984,935	85,106,017	(3,896,190)	(39,968,467)
Institutional Class
Proceeds from Shares issued	2,370,726	25,298,460	2,541,308	26,938,080
Proceeds from Shares issued in connection with merger(A)	—	—	—	—
Reinvestment of distributions	146,325	1,558,506	150,682	1,580,008
Cost of Shares redeemed	(2,228,208)	(23,795,705)	(674,863)	(7,054,976)
Change from Institutional Class Share Transactions	288,843	3,061,261	2,017,127	21,463,112
Change from Share Transactions	9,336,521	$99,369,792	(3,609,449)	$(36,644,688)

(A)See Note 11 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

66

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Focused Fund				Touchstone Growth Opportunities Fund
For the Year Ended March 31, 2015		For the Year Ended March 31, 2014		For the Year Ended March 31, 2015		For the Year Ended March 31, 2014
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

3,152,316	$112,384,035	3,233,110	$101,371,386	84,413	$2,845,518	224,602	$6,685,637
—	—	4,327,516	125,354,407	—	—	—	—
22,772	838,923	5,319	152,669	159,204	5,041,988	58,105	1,796,018
(1,893,895)	(67,449,289)	(1,167,836)	(37,461,827)	(225,176)	(7,572,967)	(1,581,923)	(42,548,372)
1,281,193	45,773,669	6,398,109	189,416,635	18,441	314,539	(1,299,216)	(34,066,717)

135,463	4,710,743	147,209	4,739,202	74,380	2,139,654	54,444	1,488,773

—	—	24,433	701,039	—	—	—	—
511	18,421	34	971	45,058	1,257,568	15,674	436,672
(35,330)	(1,248,168)	(9,911)	(318,605)	(73,809)	(2,181,241)	(65,332)	(1,778,183)
100,644	3,480,996	161,765	5,122,607	45,629	1,215,981	4,786	147,262

1,684,633	60,620,741	1,651,183	54,120,220	736,523	24,823,240	2,057,827	57,663,059

—	—	215,356	6,308,617	—	—	—	—
80,766	3,019,030	173,246	5,029,335	336,781	10,828,282	116,122	3,627,585
(2,556,883)	(92,606,372)	(1,962,109)	(61,819,037)	(691,848)	(23,251,906)	(678,318)	(20,781,626)
(791,484)	(28,966,601)	77,676	3,639,135	381,456	12,399,616	1,495,631	40,509,018

683,501	25,263,165	533,929	16,892,087	463,974	15,743,329	553,354	16,857,399

—	—	966,069	28,372,347	—	—	—	—
6,994	262,423	195	5,691	431,068	13,964,383	147,309	4,634,843
(183,374)	(6,727,767)	(663,046)	(21,730,593)	(425,828)	(14,662,316)	(631,902)	(19,382,731)
507,121	18,797,821	837,147	23,539,532	469,214	15,045,396	68,761	2,109,511
1,097,474	$39,085,885	7,474,697	$221,717,909	914,740	$28,975,532	269,962	$8,699,074

67

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone International Value Fund
	For the Year Ended March 31, 2015		For the Year Ended March 31, 2014
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares sold	242,961	$2,225,707	29,607	$247,397
Reinvestment of distributions	15,281	129,122	6,444	56,838
Cost of Shares redeemed	(291,385)	(2,557,979)	(214,235)	(1,807,090)
Change from Class A Share Transactions	(33,143)	(203,150)	(178,184)	(1,502,855)
Class B
Proceeds from Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Cost of Shares redeemed	—	—	—	—
Change from Class B Share Transactions	—	—	—	—
Class C
Proceeds from Shares sold	6,400	53,197	5,415	41,269
Reinvestment of distributions	495	3,872	144	1,176
Cost of Shares redeemed	(2,416)	(19,123)	(10,603)	(81,715)
Change from Class C Share Transactions	4,479	37,946	(5,044)	(39,270)
Class Y
Proceeds from Shares sold	130,791	1,181,538	1,285,819	11,605,788
Reinvestment of distributions	122,049	1,030,093	36,098	318,381
Cost of Shares redeemed	(874,635)	(8,042,647)	(663,667)	(5,346,773)
Change from Class Y Share Transactions	(621,795)	(5,831,016)	658,250	6,577,396
Institutional Class
Proceeds from Shares sold	963,317	8,463,575	905,130	7,621,905
Reinvestment of distributions	285,296	2,410,749	121,325	1,070,089
Cost of Shares redeemed	(1,776,767)	(16,250,136)	(3,544,077)	(29,611,997)
Change from Institutional Class Share Transactions	(528,154)	(5,375,812)	(2,517,622)	(20,920,003)

Change from Share Transactions	(1,178,613)	$(11,372,032)	(2,042,600)	$(15,884,732)

See accompanying Notes to Financial Statements.

68

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Large Cap Growth Fund				Touchstone Mid Cap Growth Fund
For the Year Ended March 31, 2015		For the Year Ended March 31, 2014		For the Year Ended March 31, 2015		For the Year Ended March 31, 2014
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

1,212,442	$37,540,815	1,123,148	$34,813,790	1,872,551	$50,007,609	1,942,968	$49,444,583
1,455,219	41,686,465	743,623	22,704,422	1,125,039	28,080,973	1,108,223	27,317,700
(3,405,798)	(106,608,779)	(2,791,139)	(85,461,658)	(4,747,824)	(126,313,308)	(4,115,507)	(101,578,937)
(738,137)	(27,381,499)	(924,368)	(27,943,446)	(1,750,234)	(48,224,726)	(1,064,316)	(24,816,654)

3,086	82,059	5,030	145,108	6,130	115,182	7,694	149,046
8,288	220,385	8,824	254,580	19,952	374,893	21,555	417,516
(73,489)	(2,212,439)	(135,149)	(3,963,000)	(114,764)	(2,371,823)	(110,587)	(2,229,438)
(62,115)	(1,909,995)	(121,295)	(3,563,312)	(88,682)	(1,881,748)	(81,338)	(1,662,876)

366,203	10,074,312	324,155	9,355,889	671,140	13,050,963	494,544	9,680,428
509,331	13,349,581	237,079	6,763,867	986,965	18,051,587	705,343	13,401,513
(964,054)	(27,689,759)	(765,143)	(22,150,290)	(1,056,855)	(21,171,479)	(1,355,516)	(26,975,200)
(88,520)	(4,265,866)	(203,909)	(6,030,534)	601,250	9,931,071	(155,629)	(3,893,259)

2,356,443	74,338,638	2,472,115	76,607,666	4,222,004	115,570,817	4,981,764	125,685,812
2,061,399	60,113,790	1,531,276	47,463,243	1,408,843	35,981,850	893,059	22,397,917
(9,109,245)	(304,593,935)	(4,080,740)	(127,807,319)	(4,593,111)	(125,737,465)	(2,975,353)	(76,834,857)
(4,691,403)	(170,141,507)	(77,349)	(3,736,410)	1,037,736	25,815,202	2,899,470	71,248,872

—	—	—	—	3,919,787	107,458,384	155,510	4,050,162
—	—	—	—	244,366	6,272,879	137,626	3,464,048
—	—	—	—	(1,782,352)	(48,168,777)	(615,940)	(15,560,564)
—	—	—	—	2,381,801	65,562,486	(322,804)	(8,046,354)

(5,580,175)	$(203,698,867)	(1,326,921)	$(41,273,702)	2,181,871	$51,202,285	1,275,383	$32,829,729

69

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone Sands Capital Emerging Markets Growth Fund		Touchstone Small Cap Growth Fund
	For the Period Ended March 31, 2015(A)		For the Year Ended March 31, 2015		For the Year Ended March 31, 2014
	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	—	$—	3,471,875	$18,298,115	3,189,765	$16,400,309
Proceeds from Shares issued in connection with merger(B)	—	—	—	—	1,739,693	8,196,736
Reinvestment of distributions	—	—	99,703	516,460	362,909	1,709,144
Cost of Shares redeemed	—	—	(4,346,943)	(23,027,280)	(1,493,248)	(7,236,957)
Change from Class A Share Transactions	—	—	(775,365)	(4,212,705)	3,799,119	19,069,232
Class C
Proceeds from Shares issued	—	—	1,219,696	5,470,688	621,723	2,672,634
Proceeds from Shares issued in connection with merger(B)	—	—	—	—	427,646	1,723,545
Reinvestment of distributions	—	—	42,376	184,335	79,640	321,556
Cost of Shares redeemed	—	—	(286,977)	(1,275,972)	(289,351)	(1,235,254)
Change from Class C Share Transactions	—	—	975,095	4,379,051	839,658	3,482,481
Class Y
Proceeds from Shares issued	5,569,835	58,995,354	48,212,803	284,235,179	5,615,489	31,321,212
Proceeds from Shares issued in connection with merger(B)	—	—	—	—	3,022,354	15,683,603
Reinvestment of distributions	—	—	475,858	2,731,426	410,137	2,118,342
Cost of Shares redeemed	(1,757,671)	(17,937,981)	(5,449,256)	(32,054,575)	(6,082,905)	(32,782,345)
Change from Class Y Share Transactions	3,812,164	41,057,373	43,239,405	254,912,030	2,965,075	16,340,812
Institutional Class
Proceeds from Shares issued	6,670,345	69,211,323	498,835	3,036,246	2,520,844	14,095,605
Reinvestment of distributions	—	—	37,058	213,452	257,444	1,333,085
Cost of Shares redeemed	(3,513,483)	(35,657,042)	(735,591)	(4,374,133)	(645,826)	(3,598,663)
Change from Institutional Class Share Transactions	3,156,862	33,554,281	(199,698)	(1,124,435)	2,132,462	11,830,027
Change from Share Transactions	6,969,026	$74,611,654	43,239,437	$253,953,941	9,736,314	$50,722,552

(A)Represents the period from commencement of operations (May 12, 2014) through March 31, 2015.

(B)See Note 11 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

70

Financial Highlights

Touchstone Flexible Income Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Year Ended March 31,	Eight Months Ended March 31,	Year Ended July 31,
2015	2014	2013(A)	2012	2011	2010
Net asset value at beginning of period	$10.60	$10.94	$10.76	$10.47	$10.00	$8.93
Income (loss) from investment operations:
Net investment income	0.43	0.51	0.35	(B)	0.49	(C)	0.52	(C)	0.51	(C)
Net realized and unrealized gains (losses) on investments	0.11	(0.37)	0.16	0.31	0.44	1.26
Total from investment operations	0.54	0.14	0.51	0.80	0.96	1.77
Distributions from:
Net investment income	(0.47)	(0.48)	(0.33)	(0.51)	(0.49)	(0.70)
Net asset value at end of period	$10.67	$10.60	$10.94	$10.76	$10.47	$10.00
Total return(D)	5.22%	1.45%	4.77	%(E)	7.86%	9.90%	20.27%
Ratios and supplemental data:
Net assets at end of period (000's)	$32,695	$25,928	$41,301	$49,458	$25,400	$19,461
Ratio to average net assets:
Net expenses	1.09%	0.98%	0.94	%(F)	0.95%	1.02%	1.12%
Gross expenses	1.35%	1.35%	1.37	%(F)	1.60%	1.61%	1.65%
Net investment income	3.95%	4.82%	4.76	%(B)(F)	4.65%	4.99%	5.27%
Portfolio turnover rate	102%	44%	41	%(E)	47%	42%	31%

Touchstone Flexible Income Fund-Class C

Selected Data for a Share Outstanding Throughout Each Period

Year Ended March 31,	Eight Months Ended March 31,	Year Ended July 31,
2015	2014	2013(A)	2012	2011	2010
Net asset value at beginning of period	$10.47	$10.82	$10.65	$10.36	$9.90	$8.85
Income (loss) from investment operations:
Net investment income	0.34	0.43	0.29	(B)	0.40	(C)	0.44	(C)	0.43	(C)
Net realized and unrealized gains (losses) on investments	0.12	(0.37)	0.15	0.32	0.44	1.25
Total from investment operations	0.46	0.06	0.44	0.72	0.88	1.68
Distributions from:
Net investment income	(0.39)	(0.41)	(0.27)	(0.43)	(0.42)	(0.63)
Net asset value at end of period	$10.54	$10.47	$10.82	$10.65	$10.36	$9.90
Total return(D)	4.52%	0.61%	4.20	%(E)	7.16%	9.09%	19.20%
Ratios and supplemental data:
Net assets at end of period (000's)	$25,853	$21,043	$26,087	$25,115	$16,818	$12,504
Ratio to average net assets:
Net expenses	1.84%	1.74%	1.69	%(F)	1.70%	1.77%	1.87%
Gross expenses	2.10%	2.09%	2.16	%(F)	2.35%	2.36%	2.40%
Net investment income	3.20%	4.07%	4.01	%(B)(F)	3.82%	4.25%	4.53%
Portfolio turnover rate	102%	44%	41	%(E)	47%	42%	31%

(A)	The Fund changed its fiscal year end from July 31 to March 31.
(B)	Reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A and Class C net investment income per share and ratio of net investment income to average net assets would have been lower by $0.01 and 0.13%, respectively.
(C)	The net investment income per share is based on average shares outstanding for the period.
(D)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	Annualized.

See accompanying Notes to Financial Statements.

71

Financial Highlights (Continued)

Touchstone Flexible Income Fund - Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended March 31,	Eight Months Ended March 31,	Year Ended July 31,
2015	2014	2013(A)(B)	2012	2011	2010
Net asset value at beginning of period	$10.62	$10.97	$10.79	$10.49	$10.02	$8.95
Income (loss) from investment operations:
Net investment income	0.46	0.54	0.37	(C)	0.50	(D)	0.54	(D)	0.53	(D)
Net realized and unrealized gains (losses) on investments	0.12	(0.38)	0.16	0.33	0.45	1.26
Total from investment operations	0.58	0.16	0.53	0.83	0.99	1.79
Distributions from:
Net investment income	(0.50)	(0.51)	(0.35)	(0.53)	(0.52)	(0.72)
Realized capital gains	—	—	—	—	—	—
Total distributions	(0.50)	(0.51)	(0.35)	(0.53)	(0.52)	(0.72)
Net asset value at end of period	$10.70	$10.62	$10.97	$10.79	$10.49	$10.02
Total return	5.58%	1.63%	4.96	%(E)	8.21%	10.15%	20.39%
Ratios and supplemental data:
Net assets at end of period (000's)	$238,081	$151,652	$199,293	$200,325	$122,125	$80,807
Ratio to average net assets:
Net expenses	0.84%	0.71%	0.64	%(F)	0.70%	0.77%	0.87%
Gross expenses	1.01%	1.00%	1.05	%(F)	1.35%	1.36%	1.40%
Net investment income	4.21%	5.10%	5.06	%(C)(F)	4.80%	5.22%	5.51%
Portfolio turnover rate	102%	44%	41	%(E)	47%	42%	31%

Touchstone Flexible Income Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,		Eight Months Ended March 31,
	2015	2014	2013(B)(G)
Net asset value at beginning of period	$10.62	$10.96	$10.86
Income (loss) from investment operations:
Net investment income	0.46	0.54	0.30	(C)
Net realized and unrealized gains (losses) on investments	0.12	(0.36)	0.12
Total from investment operations	0.58	0.18	0.42
Distributions from:
Net investment income	(0.51)	(0.52)	(0.32)
Net asset value at end of period	$10.69	$10.62	$10.96
Total return	5.58%	1.81%	3.93	%(E)
Ratios and supplemental data:
Net assets at end of period (000's)	$44,732	$41,361	$20,589
Ratio to average net assets:
Net expenses	0.74%	0.65%	0.59	%(F)
Gross expenses	0.95%	0.95%	1.03	%(F)
Net investment income	4.30%	5.16%	5.11	%(C)(F)
Portfolio turnover rate	102%	44%	41	%(E)

(A)	Effective September 10, 2012, Institutional Class shares were renamed Class Y shares.
(B)	The Fund changed its fiscal year end from July 31 to March 31.
(C)	Reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class Y and Institutional Class net investment income per share and ratio of net investment income to average net assets would have been lower by $0.01 and 0.13%, respectively.
(D)	The net investment income per share is based on average shares outstanding for the period.
(E)	Not annualized.
(F)	Annualized.
(G)	The Fund began issuing Institutional Class shares on September 10, 2012.

See accompanying Notes to Financial Statements.

72

Financial Highlights (Continued)

Touchstone Focused Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2015	2014		2013		2012		2011
Net asset value at beginning of period	$34.87	$27.55		$23.63		$21.92		$21.49
Income from investment operations:
Net investment income(A)	0.20	0.11		0.16		0.12		0.08
Net realized and unrealized gains on investments	2.23	7.46		3.79	(B)	1.67		1.66
Total from investment operations	2.43	7.57		3.95		1.79		1.74
Distributions from:
Net investment income	(0.11)	(0.25)		(0.03)		(0.24)		(0.05)
Realized capital gains	—	—		—		—		(1.26)
Total distributions	(0.11)	(0.25)		(0.03)		(0.24)		(1.31)
Capital Contribution	—	—		—		0.16	(C)	—
Net asset value at end of period	$37.19	$34.87		$27.55		$23.63		$21.92
Total return(D)	6.99%	27.67%		16.75	%(B)	9.08	%(C)	9.34%
Ratios and supplemental data:
Net assets at end of period (000's)	$297,072	$233,841		$8,497		$7,352		$12,226
Ratio to average net assets:
Net expenses	1.20%	1.20%		1.20%		1.20%		1.20%
Gross expenses	1.37%	1.46%		1.90%		1.44%		1.42%
Net investment income	0.57%	0.35%		0.66%		0.58%		0.40%
Portfolio turnover rate	33%	27	%(E)	189%		99%		115%

Touchstone Focused Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,			Period Ended March 31,
	2015	2014		2013(F)
Net asset value at beginning of period	$34.32	$27.33		$22.61
Income (loss) from investment operations:
Net investment loss(A)	(0.06)	(0.13)		(0.02)
Net realized and unrealized gains on investments	2.18	7.38		4.80	(B)
Total from investment operations	2.12	7.25		4.78
Distributions from:
Net investment income	(0.10)	(0.26)		(0.06)
Net asset value at end of period	$36.34	$34.32		$27.33
Total return(D)	6.18%	26.72%		21.19	%(B)(G)
Ratios and supplemental data:
Net assets at end of period (000's)	$9,617	$5,626		$60
Ratio to average net assets:
Net expenses	1.95%	1.95%		1.95	%(H)
Gross expenses	2.09%	2.84%		258.39	%(H)
Net investment loss	(0.18)%	(0.40)%		(0.09	)%(H)
Portfolio turnover rate	33%	27	%(E)	189%

(A)	The net investment income (loss) per share is based on average shares outstanding for the period.
(B)	Net realized gains (losses) on investments per share and total return reflect non-recurring litigation settlements. These resulted in an increase in net realized gains per share of $0.18 and an increase in total return of 0.76% and 0.78% for Class A and Class C, respectively.
(C)	Impact of one time distribution of settlement funds from the Bank of America Fair Fund. If the distribution had not occurred the total return would have been lower.
(D)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(E)	Portfolio turnover excludes the purchases and sales of the Touchstone Focused Equity Fund (see Note 11). If these transactions were included, portfolio turnover would have been higher.
(F)	Represents the period from commencement of operations (April 16, 2012) through March 31, 2013.
(G)	Not annualized.
(H)	Annualized.

See accompanying Notes to Financial Statements.

73

Financial Highlights (Continued)

Touchstone Focused Fund - Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2015	2014		2013		2012		2011
Net asset value at beginning of period	$35.34	$27.86		$23.85		$22.17		$21.75
Income from investment operations:
Net investment income(A)	0.31	0.19		0.22		0.18		0.12
Net realized and unrealized gains on investments	2.26	7.54		3.84	(B)	1.66		1.71
Total from investment operations	2.57	7.73		4.06		1.84		1.83
Distributions from:
Net investment income	(0.15)	(0.25)		(0.05)		(0.32)		(0.15)
Realized capital gains	—	—		—		—		(1.26)
Total distributions	(0.15)	(0.25)		(0.05)		(0.32)		(1.41)
Capital Contribution	—	—		—		0.16	(C)	—
Net asset value at end of period	$37.76	$35.34		$27.86		$23.85		$22.17
Total return	7.29%	27.95%		17.07	%(B)	9.29	%(C)	9.71%
Ratios and supplemental data:
Net assets at end of period (000's)	$756,579	$736,023		$578,006		$555,142		$595,397
Ratio to average net assets:
Net expenses	0.92%	0.94%		0.95%		0.95%		0.95%
Gross expenses	0.97%	1.02%		1.05%		1.28%		1.32%
Net investment income	0.85%	0.61%		0.91%		0.85%		0.60%
Portfolio turnover rate	33%	27	%(D)	189%		99%		115%

Touchstone Focused Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2015	2014		2013		2012		2011
Net asset value at beginning of period	$35.47	$27.96		$23.91		$22.23		$21.81
Income from investment operations:
Net investment income(A)	0.35	0.24		0.25		0.22		0.15
Net realized and unrealized gains on investments	2.28	7.57		3.86	(B)	1.66		1.71
Total from investment operations	2.63	7.81		4.11		1.88		1.86
Distributions from:
Net investment income	(0.19)	(0.30)		(0.06)		(0.36)		(0.18)
Realized capital gains	—	—		—		—		(1.26)
Total distributions	(0.19)	(0.30)		(0.06)		(0.36)		(1.44)
Capital Contribution	—	—		—		0.16	(C)	—
Net asset value at end of period	$37.91	$35.47		$27.96		$23.91		$22.23
Total return	7.40%	28.19%		17.24	%(B)	9.45	%(C)	9.86%
Ratios and supplemental data:
Net assets at end of period (000's)	$51,765	$30,446		$589		$29,879		$28,879
Ratio to average net assets:
Net expenses	0.80%	0.80%		0.80%		0.80%		0.80%
Gross expenses	0.88%	1.00%		1.16%		0.89%		0.95%
Net investment income	0.97%	0.75%		1.06%		1.02%		0.75%
Portfolio turnover rate	33%	27	%(D)	189%		99%		115%

(A)	The net investment income per share is based on average shares outstanding for the period.
(B)	Net realized gains (losses) on investments per share and total return reflect non-recurring litigation settlements. These resulted in an increase in net realized gains per share of $0.18 and an increase in total return of 0.76% and 0.75% for Class Y and Institutional Class, respectively.
(C)	Impact of one time distribution of settlement funds from the Bank of America Fair Fund. If the distribution had not occurred the total return would have been lower.
(D)	Portfolio turnover excludes the purchases and sales of the Touchstone Focused Equity Fund (see Note 11). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

74

Financial Highlights (Continued)

Touchstone Growth Opportunities Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2015	2014	2013		2012	2011
Net asset value at beginning of period	$32.61	$27.05	$25.64		$25.27	$20.88
Income (loss) from investment operations:
Net investment income (loss)	(0.15)	0.01	(0.01)		(0.16)	0.07
Net realized and unrealized gains on investments	4.82	6.91	3.35		0.53	4.44
Total from investment operations	4.67	6.92	3.34		0.37	4.51
Distributions from:
Net Investment Income	—	—	—		—	(0.12)
Realized capital gains	(3.99)	(1.36)	(1.93)		—	—
Total distributions	(3.99)	(1.36)	(1.93)		—	(0.12)
Net asset value at end of period	$33.29	$32.61	$27.05		$25.64	$25.27
Total return(A)	14.99%	25.84%	14.08%		1.47%	21.71%
Ratios and supplemental data:
Net assets at end of period (000's)	$49,162	$47,552	$74,588		$62,274	$96,930
Ratio to average net assets:
Net expenses	1.24%	1.22%	1.22%		1.21%	1.16%
Gross expenses	1.40%	1.43%	1.37%		1.43%	1.50%
Net investment income (loss)	(0.47)%	0.09%	(0.06)%		(0.52)%	0.10%
Portfolio turnover rate	87%	79%	95	%(B)	204%	130%

Touchstone Growth Opportunities Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2015	2014	2013		2012	2011
Net asset value at beginning of period	$29.32	$24.62	$23.68		$23.50	$19.49
Income (loss) from investment operations:
Net investment loss	(0.33)	(0.18)	(0.17)		(0.29)	(0.07)
Net realized and unrealized gains on investments	4.27	6.24	3.04		0.47	4.12
Total from investment operations	3.94	6.06	2.87		0.18	4.05
Distributions from:
Net Investment Income	—	—	—		—	(0.04)
Realized capital gains	(3.99)	(1.36)	(1.93)		—	—
Total distributions	(3.99)	(1.36)	(1.93)		—	(0.04)
Net asset value at end of period	$29.27	$29.32	$24.62		$23.68	$23.50
Total return(A)	14.11%	24.92%	13.24%		0.77%	20.82%
Ratios and supplemental data:
Net assets at end of period (000's)	$13,813	$12,498	$10,375		$9,132	$10,592
Ratio to average net assets:
Net expenses	1.99%	1.97%	1.97%		1.96%	1.93%
Gross expenses	2.21%	2.25%	2.37%		2.45%	2.58%
Net investment loss	(1.22)%	(0.66)%	(0.81)%		(1.27)%	(0.43)%
Portfolio turnover rate	87%	79%	95	%(B)	204%	130%

(A)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(B)	Portfolio turnover excludes the purchases and sales of the Fifth Third Mid Cap Growth Fund acquired on September 10, 2012. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

75

Financial Highlights (Continued)

Touchstone Growth Opportunities Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2015	2014	2013		2012	2011
Net asset value at beginning of period	$32.97	$27.27	$25.80		$25.38	$20.94
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	0.11	0.03		(0.05)	0.14
Net realized and unrealized gains on investments	4.90	6.96	3.40		0.47	4.45
Total from investment operations	4.84	7.07	3.43		0.42	4.59
Distributions from:
Net investment income	(0.01)	(0.01)	(0.03)		—	(0.15)
Realized capital gains	(3.99)	(1.36)	(1.93)		—	—
Total distributions	(4.00)	(1.37)	(1.96)		—	(0.15)
Net asset value at end of period	$33.81	$32.97	$27.27		$25.80	$25.38
Total return	15.32%	26.23%	14.38%		1.66%	22.06%
Ratios and supplemental data:
Net assets at end of period (000's)	$107,295	$92,063	$35,354		$12,254	$2,947
Ratio to average net assets:
Net expenses	0.94%	0.92%	0.96%		0.96%	0.93%
Gross expenses	1.01%	1.03%	1.16%		1.42%	1.73%
Net investment income (loss)	(0.17)%	0.39%	0.19%		(0.27)%	0.63%
Portfolio turnover rate	87%	79%	95	%(A)	204%	130%

Touchstone Growth Opportunities Fund — Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2015	2014	2013		2012	2011
Net asset value at beginning of period	$33.18	$27.42	$25.92		$25.46	$20.98
Income (loss) from investment operations:
Net Investment income (loss)	(0.04)	0.14	0.07		(0.03)	0.16
Net realized and unrealized gains on investments	4.92	7.01	3.41		0.49	4.48
Total from investment operations	4.88	7.15	3.48		0.46	4.64
Distributions from:
Net investment income	(0.02)	(0.03)	(0.05)		—	(0.16)
Realized capital gains	(3.99)	(1.36)	(1.93)		—	—
Total distributions	(4.01)	(1.39)	(1.98)		—	(0.16)
Net asset value at end of period	$34.05	$33.18	$27.42		$25.92	$25.46
Total return	15.39%	26.34%	14.50%		1.81%	22.25%
Ratios and supplemental data:
Net assets at end of period (000's)	$134,795	$115,769	$93,800		$70,643	$56,381
Ratio to average net assets:
Net expenses	0.87%	0.84%	0.84%		0.81%	0.75%
Gross expenses	0.97%	0.98%	1.00%		1.06%	1.15%
Net investment income (loss)	(0.10)%	0.47%	0.31%		(0.12)%	0.78%
Portfolio turnover rate	87%	79%	95	%(A)	204%	130%

(A)	Portfolio turnover excludes the purchases and sales of the Fifth Third Mid Cap Growth Fund acquired on September 10, 2012. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

76

Financial Highlights (Continued)

Touchstone International Value Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,		Eight Months Ended March 31,		Year Ended July 31,
	2015	2014	2013(A)		2012		2011		2010
Net asset value at beginning of period	$9.12	$7.62	$7.06		$8.42		$7.33		$7.24
Income (loss) from investment operations:
Net investment income	0.18	0.24	0.06	(B)	0.14	(B)	0.17	(B)	0.14	(B)
Net realized and unrealized gains (losses) on investments	(0.63)	1.35	0.73		(1.30)		1.09		0.19
Total from investment operations	(0.45)	1.59	0.79		(1.16)		1.26		0.33
Distributions from:
Net investment income	(0.26)	(0.09)	(0.23)		(0.20)		(0.17)		(0.24)
Net asset value at end of period	$8.41	$9.12	$7.62		$7.06		$8.42		$7.33
Total return(C)	(4.95)%	20.90%	11.15	%(D)	(13.67)%		17.17%		4.34%
Ratios and supplemental data:
Net assets at end of period (000's)	$5,280	$6,032	$6,394		$7,266		$10,258		$10,216
Ratio to average net assets:
Net expenses	1.39%	1.37%	1.36	%(E)(F)	1.40	%(F)	1.42	%(F)	1.43	%(F)
Gross expenses	1.97%	1.79%	2.22	%(E)	1.68%		1.61%		1.59%
Net investment income	1.89%	2.32%	1.21	%(E)	2.00%		2.10%		1.87%
Portfolio turnover rate	26%	31%	133	%(D)	121%		131%		137%

Touchstone International Value Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,		Eight Months Ended March 31,		Year Ended July 31,
	2015	2014	2013(A)		2012		2011		2010
Net asset value at beginning of period	$8.46	$7.10	$6.59		$7.85		$6.84		$6.79
Income (loss) from investment operations:
Net investment income	0.07	0.15	0.02	(B)	0.08	(B)	0.10	(B)	0.08	(B)
Net realized and unrealized gains (losses) on investments	(0.55)	1.27	0.67		(1.21)		1.01		0.18
Total from investment operations	(0.48)	1.42	0.69		(1.13)		1.11		0.26
Distributions from:
Net investment income	(0.21)	(0.06)	(0.18)		(0.13)		(0.10)		(0.21)
Net asset value at end of period	$7.77	$8.46	$7.10		$6.59		$7.85		$6.84
Total return(C)	(5.72)%	20.05%	10.53	%(D)	(14.37)%		16.23%		3.59%
Ratios and supplemental data:
Net assets at end of period (000's)	$233	$216	$217		$169		$275		$310
Ratio to average net assets:
Net expenses	2.14%	2.12%	2.11	%(E)(F)	2.15	%(F)	2.17	%(F)	2.18	%(F)
Gross expenses	8.35%	6.04%	9.33	%(E)	2.43%		2.36%		2.34%
Net investment income	1.14%	1.57%	0.46	%(E)	1.24%		1.28%		1.11%
Portfolio turnover rate	26%	31%	133	%(D)	121%		131%		137%

(A)	The Fund changed its fiscal year end from July 31 to March 31.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	Annualized.
(F)	Includes interest expense relating to settlement of foreign futures. Interest expense was less than 0.005% for the eight months ended March 31, 2013 and 0.02%, 0.01% and 0.01% for the years ended July 31, 2012, 2011 and 2010, respectively.

See accompanying Notes to Financial Statements.

77

Financial Highlights (Continued)

Touchstone International Value Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,		Eight Months Ended March 31,		Year Ended July 31,
	2015	2014	2013(A)(B)		2012		2011		2010
Net asset value at beginning of period	$9.13	$7.62	$7.07		$8.44		$7.35		$7.25
Income (loss) from investment operations:
Net investment income	0.23	0.19	0.07	(C)	0.16	(C)	0.18	(C)	0.16	(C)
Net realized and unrealized gains (losses) on investments	(0.66)	1.43	0.73		(1.31)		1.10		0.19
Total from investment operations	(0.43)	1.62	0.80		(1.15)		1.28		0.35
Distributions from:
Net investment income	(0.29)	(0.11)	(0.25)		(0.22)		(0.19)		(0.25)
Net asset value at end of period	$8.41	$9.13	$7.62		$7.07		$8.44		$7.35
Total return	(4.72)%	21.32%	11.33	%(D)	(13.47)%		17.42%		4.61%
Ratios and supplemental data:
Net assets at end of period (000's)	$35,108	$43,794	$31,527		$123,607		$176,521		$229,888
Ratio to average net assets:
Net expenses	1.09%	1.04%	1.08	%(E)(F)	1.15	%(F)	1.17	%(F)	1.18	%(F)
Gross expenses	1.36%	1.33%	1.51	%(E)	1.43%		1.36%		1.34%
Net investment income	2.19%	2.65%	1.49	%(E)	2.27%		2.22%		2.18%
Portfolio turnover rate	26%	31%	133	%(D)	121%		131%		137%

Touchstone International Value Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,		Period Ended March 31,
	2015	2014	2013(B)(G)
Net asset value at beginning of period	$9.14	$7.62	$7.43
Income (loss) from investment operations:
Net investment income	0.24	0.28	0.08	(C)
Net realized and unrealized gains (losses) on investments	(0.66)	1.36	0.36
Total from investment operations	(0.42)	1.64	0.44
Distributions from:
Net investment income	(0.30)	(0.12)	(0.25)
Net asset value at end of period	$8.42	$9.14	$7.62
Total return	(4.66)%	21.51%	5.94	%(D)
Ratios and supplemental data:
Net assets at end of period (000's)	$72,607	$83,628	$88,931
Ratio to average net assets:
Net expenses	0.99%	0.97%	0.96	%(E)
Gross expenses	1.28%	1.29%	1.36	%(E)
Net investment income	2.29%	2.72%	1.61	%(E)
Portfolio turnover rate	26%	31%	133	%(D)

(A)	Effective September 10, 2012, Institutional Class shares were renamed Class Y shares.
(B)	The Fund changed its fiscal year end from July 31 to March 31.
(C)	The net investment income per share is based on average shares outstanding for the period.
(D)	Not annualized.
(E)	Annualized.
(F)	Includes interest expense relating to settlement of foreign futures. Interest expense was less than 0.005% for the eight months ended March 31, 2013 and 0.02%, 0.01% and 0.01% for the years ended July 31, 2012, 2011 and 2010, respectively.
(G)	The Fund began issuing Institutional Class shares on September 10, 2012.

See accompanying Notes to Financial Statements.

78

Financial Highlights (Continued)

Touchstone Large Cap Growth Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2015	2014	2013		2012		2011
Net asset value at beginning of period	$31.81	$28.74	$27.74		$24.95		$20.74
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.02	0.11		0.02	(A)	(0.09)
Net realized and unrealized gains on investments	4.87	5.96	1.00		2.77		4.30
Total from investment operations	4.98	5.98	1.11		2.79		4.21
Distributions from:
Net investment income	(0.05)	(0.05)	(0.11)		—		—
Realized capital gains	(5.78)	(2.86)	—		—		—
Total distributions	(5.83)	(2.91)	(0.11)		—		—
Net asset value at end of period	$30.96	$31.81	$28.74		$27.74		$24.95
Total return(B)	17.17%	21.27%	4.05%		11.18%		20.30%
Ratios and supplemental data:
Net assets at end of period (000's)	$257,273	$287,813	$286,572		$238,488		$291,827
Ratio to average net assets:
Net expenses	1.25%	1.23%	1.22%		1.25%		1.25%
Gross expenses	1.28%	1.29%	1.32%		1.35%		1.36%
Net investment income (loss)	0.35%	0.06%	0.47%		0.08%		(0.36)%
Portfolio turnover rate	98%	92%	109	%(C)	91%		76%

Touchstone Large Cap Growth Fund — Class B

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2015	2014	2013		2012		2011
Net asset value at beginning of period	$30.08	$27.41	$26.47		$23.85		$19.93
Income (loss) from investment operations:
Net investment income (loss)	(0.15)	(0.19)	0.01		(0.03	)(A)	(0.20)
Net realized and unrealized gains on investments	4.59	5.72	0.93		2.65		4.12
Total from investment operations	4.44	5.53	0.94		2.62		3.92
Distributions from:
Realized capital gains	(5.78)	(2.86)	—		—		—
Net asset value at end of period	$28.74	$30.08	$27.41		$26.47		$23.85
Total return(B)	16.27%	20.62%	3.55%		10.99%		19.67%
Ratios and supplemental data:
Net assets at end of period (000's)	$1,722	$3,671	$6,671		$10,949		$13,467
Ratio to average net assets:
Net expenses	2.00%	1.79%	1.68%		1.45%		1.74%
Gross expenses	2.27%	1.79%	1.68%		1.45%		1.83%
Net investment income (loss)	(0.40)%	(0.50)%	0.00	%(D)	(0.12)%		(0.85)%
Portfolio turnover rate	98%	92%	109	%(C)	91%		76%

(A)	The net investment income (loss) per share is based on average shares outstanding for the period.
(B)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(C)	Portfolio turnover excludes the purchases and sales of the Fifth Third Quality Growth Fund acquired on September 10, 2012. If these transactions were included, portfolio turnover would have been higher.
(D)	Less than 0.005%.

See accompanying Notes to Financial Statements.

79

Financial Highlights (Continued)

Touchstone Large Cap Growth Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2015	2014	2013		2012		2011
Net asset value at beginning of period	$29.72	$27.17	$26.31		$23.84		$19.97
Income (loss) from investment operations:
Net investment loss	(0.12)	(0.21)	(0.08)		(0.16	)(A)	(0.27)
Net realized and unrealized gains on investments	4.50	5.62	0.94		2.63		4.14
Total from investment operations	4.38	5.41	0.86		2.47		3.87
Distributions from:
Realized capital gains	(5.78)	(2.86)	—		—		—
Net asset value at end of period	$28.32	$29.72	$27.17		$26.31		$23.84
Total return(B)	16.30%	20.35%	3.27%		10.36%		19.38%
Ratios and supplemental data:
Net assets at end of period (000's)	$103,861	$111,631	$107,572		$116,350		$127,172
Ratio to average net assets:
Net expenses	2.00%	1.98%	1.97%		2.00%		2.00%
Gross expenses	2.03%	2.04%	2.08%		2.09%		2.13%
Net investment loss	(0.40)%	(0.69)%	(0.28)%		(0.67)%		(1.11)%
Portfolio turnover rate	98%	92%	109	%(C)	91%		76%

Touchstone Large Cap Growth Fund — Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2015	2014	2013		2012		2011
Net asset value at beginning of period	$32.23	$29.07	$28.09		$25.19		$20.89
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.09	0.18		0.09	(A)	(0.02)
Net realized and unrealized gains on investments	4.92	6.06	1.00		2.81		4.32
Total from investment operations	5.14	6.15	1.18		2.90		4.30
Distributions from:
Net investment income	(0.10)	(0.13)	(0.20)		—		—
Realized capital gains	(5.78)	(2.86)	—		—		—
Total distributions	(5.88)	(2.99)	(0.20)		—		—
Net asset value at end of period	$31.49	$32.23	$29.07		$28.09		$25.19
Total return	17.48%	21.62%	4.32%		11.47%		20.58%
Ratios and supplemental data:
Net assets at end of period (000's)	$416,741	$577,708	$523,413		$385,411		$331,733
Ratio to average net assets:
Net expenses	0.99%	0.97%	0.96%		0.99%		0.99%
Gross expenses	1.00%	1.05%	1.08%		1.14%		1.13%
Net investment income (loss)	0.61%	0.32%	0.72%		0.34%		(0.10)%
Portfolio turnover rate	98%	92%	109	%(C)	91%		76%

(A)	The net investment income (loss) per share is based on average shares outstanding for the period.
(B)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(C)	Portfolio turnover excludes the purchases and sales of the Fifth Third Quality Growth Fund acquired on September 10, 2012. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

80

Financial Highlights (Continued)

Touchstone Mid Cap Growth Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of period	$26.50	$23.61	$22.41	$24.91	$20.18
Income (loss) from investment operations:
Net investment loss	(0.14)	(0.10)	(0.05)	(0.16)	(0.03)
Net realized and unrealized gains (losses) on investments	4.19	5.74	2.71	(1.05)	4.76
Total from investment operations	4.05	5.64	2.66	(1.21)	4.73
Distributions from:
Realized capital gains	(3.49)	(2.75)	(1.46)	(1.29)	—
Net asset value at end of period	$27.06	$26.50	$23.61	$22.41	$24.91
Total return(A)	16.34%	24.82%	12.73%	(3.68)%	23.44%
Ratios and supplemental data:
Net assets at end of period (000's)	$267,421	$308,316	$299,834	$330,808	$584,089
Ratio to average net assets:
Net expenses	1.34%	1.38%	1.40%	1.40%	1.47%
Gross expenses	1.34%	1.38%	1.40%	1.40%	1.47%
Net investment loss	(0.55)%	(0.41)%	(0.21)%	(0.79)%	(0.13)%
Portfolio turnover rate	73%	79%	70%	64%	99%

Touchstone Mid Cap Growth Fund — Class B
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of period	$20.82	$19.12	$18.48	$20.89	$16.98
Income (loss) from investment operations:
Net investment loss	(0.29)	(0.19)	(0.12)	(0.48)	(0.10)
Net realized and unrealized gains (losses) on investments	3.28	4.64	2.22	(0.64)	4.01
Total from investment operations	2.99	4.45	2.10	(1.12)	3.91
Distributions from:
Realized capital gains	(3.49)	(2.75)	(1.46)	(1.29)	—
Net asset value at end of period	$20.32	$20.82	$19.12	$18.48	$20.89
Total return(A)	15.72%	24.36%	12.41%	(3.99)%	23.03%
Ratios and supplemental data:
Net assets at end of period (000's)	$2,793	$4,709	$5,880	$10,681	$23,376
Ratio to average net assets:
Net expenses	1.89%	1.73%	1.72%	1.59%	1.77%
Gross expenses	1.89%	1.73%	1.72%	1.59%	1.82%
Net investment loss	(1.10)%	(0.76)%	(0.52)%	(0.97)%	(0.43)%
Portfolio turnover rate	73%	79%	70%	64%	99%

(A)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

81

Financial Highlights (Continued)

Touchstone Mid Cap Growth Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of period	$20.39	$18.84	$18.31	$20.81	$17.00
Income (loss) from investment operations:
Net investment loss	(0.24)	(0.22)	(0.18)	(0.36)	(0.17)
Net realized and unrealized gains (losses) on investments	3.12	4.52	2.17	(0.85)	3.98
Total from investment operations	2.88	4.30	1.99	(1.21)	3.81
Distributions from:
Realized capital gains	(3.49)	(2.75)	(1.46)	(1.29)	—
Net asset value at end of period	$19.78	$20.39	$18.84	$18.31	$20.81
Total return(A)	15.51%	23.90%	11.90%	(4.43)%	22.41%
Ratios and supplemental data:
Net assets at end of period (000's)	$157,315	$149,927	$141,485	$162,693	$223,376
Ratio to average net assets:
Net expenses	2.07%	2.11%	2.15%	2.17%	2.24%
Gross expenses	2.07%	2.11%	2.15%	2.17%	2.27%
Net investment loss	(1.29)%	(1.14)%	(0.95)%	(1.56)%	(0.90)%
Portfolio turnover rate	73%	79%	70%	64%	99%

Touchstone Mid Cap Growth Fund — Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of period	$27.00	$23.93	$22.63	$25.07	$20.27
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.05)	0.01	(0.10)	0.01
Net realized and unrealized gains (losses) on investments	4.28	5.87	2.75	(1.05)	4.79
Total from investment operations	4.20	5.82	2.76	(1.15)	4.80
Distributions from:
Realized capital gains	(3.49)	(2.75)	(1.46)	(1.29)	—
Net asset value at end of period	$27.71	$27.00	$23.93	$22.63	$25.07
Total return	16.69%	25.17%	13.05%	(3.42)%	23.68%
Ratios and supplemental data:
Net assets at end of period (000's)	$299,247	$263,578	$164,267	$123,593	$47,470
Ratio to average net assets:
Net expenses	1.07%	1.07%	1.16%	1.11%	1.24%
Gross expenses	1.07%	1.07%	1.16%	1.11%	1.24%
Net investment income (loss)	(0.29)%	(0.11)%	0.04%	(0.49)%	0.05%
Portfolio turnover rate	73%	79%	70%	64%	99%

(A)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

82

Financial Highlights (Continued)

Touchstone Mid Cap Growth Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,				Period Ended March 31,
	2015	2014		2013	2012(A)
Net asset value at beginning of period	$27.10	$23.99		$22.65	$25.30
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	0.03		0.04	(0.03)
Net realized and unrealized gains (losses) on investments	4.27	5.83		2.76	(1.33)
Total from investment operations	4.24	5.86		2.80	(1.36)
Distributions from:
Realized capital gains	(3.49)	(2.75)		(1.46)	(1.29)
Net asset value at end of period	$27.85	$27.10		$23.99	$22.65
Total return	16.73%	25.32%		13.23%	(4.22	)%(B)
Ratios and supplemental data:
Net assets at end of period (000's)	$102,420	$35,097		$38,821	$25,550
Ratio to average net assets:
Net expenses	0.98%	0.97%		0.98%	1.03	%(C)
Gross expenses	0.98%	0.97%		0.98%	1.17	%(C)
Net investment income (loss)	(0.20)%	0.00	%(D)	0.21%	(0.41	)%(C)
Portfolio turnover rate	73%	79%		70%	64%

(A)	Represents the period from commencement of operations (April 1, 2011) through March 31, 2012.
(B)	Not annualized.
(C)	Annualized.
(D)	Less than 0.005%.

See accompanying Notes to Financial Statements.

83

Financial Highlights (Continued)

Touchstone Sands Capital Emerging Markets Growth Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Period
	Ended
	March 31,
	2015(A)
Net asset value at beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.03)
Net realized and unrealized gains on investments	0.40
Total from investment operations	0.37
Net asset value at end of period	$10.37
Total return	3.70	%(B)
Ratios and supplemental data:
Net assets at end of period (000's)	$39,541
Ratio to average net assets:
Net expenses	1.49	%(C)
Gross expenses	1.68	%(C)
Net investment loss	(0.46	)%(C)
Portfolio turnover rate	90	%(B)

Touchstone Sands Capital Emerging Markets Growth Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Period
	Ended
	March 31,
	2015(A)
Net asset value at beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.03)
Net realized and unrealized gains on investments	0.40
Total from investment operations	0.37
Net asset value at end of period	$10.37
Total return	3.70	%(B)
Ratios and supplemental data:
Net assets at end of period (000's)	$32,743
Ratio to average net assets:
Net expenses	1.39	%(C)
Gross expenses	1.59	%(C)
Net investment loss	(0.36	)%(C)
Portfolio turnover rate	90	%(B)

(A)	Represents the period from commencement of operations (May 12, 2014) through March 31, 2015.
(B)	Not annualized.
(C)	Annualized.

See accompanying Notes to Financial Statements.

84

Financial Highlights (Continued)

Touchstone Small Cap Growth Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,			Eight Months Ended March 31,		Year Ended July 31,
	2015	2014		2013(A)		2012		2011		2010
Net asset value at beginning of period	$5.24	$4.84		$4.25		$4.24		$3.63		$3.01
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.01)		—	(B)(C)	(—	)(B)(C)	(0.01	)(B)	(0.01	)(B)
Net realized and unrealized gains on investments	0.63	1.02		0.85		0.01		0.62		0.63
Total from investment operations	0.59	1.01		0.85		0.01		0.61		0.62
Distributions from:
Net investment income	—	—		(0.02)		—		—		—
Realized capital gains	(0.13)	(0.61)		(0.24)		—		—		—
Total distributions	(0.13)	(0.61)		(0.26)		—		—		—
Net asset value at end of period	$5.70	$5.24		$4.84		$4.25		$4.24		$3.63
Total return(D)	11.52%	22.63%		20.93	%(E)	0.24%		16.80%		20.60%
Ratios and supplemental data:
Net assets at end of period (000's)	$34,017	$35,303		$14,243		$15,010		$18,117		$11,649
Ratio to average net assets:
Net expenses	1.44%	1.45%		1.60	%(F)	1.60%		1.60%		1.60%
Gross expenses	1.69%	1.81%		2.13	%(F)	2.01%		1.96%		2.07%
Net investment income (loss)	(0.71)%	(0.48)%		0.15	%(F)	(0.07)%		(0.33)%		(0.41)%
Portfolio turnover rate	46%	195	%(G)	45	%(E)(H)	48%		59%		56%

Touchstone Small Cap Growth Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,			Eight Months Ended March 31,		Year Ended July 31,
	2015	2014		2013(A)		2012		2011		2010
Net asset value at beginning of period	$4.45	$4.22		$3.75		$3.77		$3.25		$2.72
Income (loss) from investment operations:
Net investment loss	(0.05)	(0.04)		(0.02	)(B)	(0.03	)(B)	(0.04	)(B)	(0.04	)(B)
Net realized and unrealized gains on investments	0.51	0.88		0.74		0.01		0.56		0.57
Total from investment operations	0.46	0.84		0.72		(0.02)		0.52		0.53
Distributions from:
Net investment income	—	—		(0.01)		—		—		—
Realized capital gains	(0.13)	(0.61)		(0.24)		—		—		—
Total distributions	(0.13)	(0.61)		(0.25)		—		—		—
Net asset value at end of period	$4.78	$4.45		$4.22		$3.75		$3.77		$3.25
Total return(D)	10.64%	21.85%		20.17	%(E)	(0.53)%		16.00%		19.49%
Ratios and supplemental data:
Net assets at end of period (000's)	$12,651	$7,429		$3,509		$3,830		$5,563		$2,876
Ratio to average net assets:
Net expenses	2.19%	2.20%		2.35	%(F)	2.35%		2.35%		2.35%
Gross expenses	2.55%	2.65%		3.16	%(F)	2.76%		2.71%		2.82%
Net investment loss	(1.46)%	(1.23)%		(0.60	)%(F)	(0.82)%		(1.10)%		(1.17)%
Portfolio turnover rate	46%	195	%(G)	45	%(E)(H)	48%		59%		56%

(A)	The Fund changed its fiscal year end from July 31 to March 31.
(B)	The net investment income (loss) per share is based on average shares outstanding for the period.
(C)	Less than $0.005 per share.
(D)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	Annualized.
(G)	Portfolio turnover excludes the purchases and sales of the Touchstone Diversified Small Cap Growth Fund (see Note 11). If these transactions were included, portfolio turnover would have been higher.
(H)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

85

Financial Highlights (Continued)

Touchstone Small Cap Growth Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,			Eight Months Ended March 31,		Year Ended July 31,
	2015	2014		2013(A)(B)		2012		2011		2010
Net asset value at beginning of period	$5.78	$5.27		$4.61		$4.58		$3.92		$3.24
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.01)		0.01	(C)	0.01	(C)	—	(C)(D)	(0.01	)(C)
Net realized and unrealized gains on investments	0.69	1.13		0.92		0.02		0.66		0.69
Total from investment operations	0.68	1.12		0.93		0.03		0.66		0.68
Distributions from:
Net investment income	—	—		(0.03)		—		—		—
Realized capital gains	(0.13)	(0.61)		(0.24)		—		—		—
Total distributions	(0.13)	(0.61)		(0.27)		—		—		—
Net asset value at end of period	$6.33	$5.78		$5.27		$4.61		$4.58		$3.92
Total return	12.01%	22.88%		20.94	%(E)	0.66%		16.84%		20.99%
Ratios and supplemental data:
Net assets at end of period (000's)	$314,062	$37,030		$18,123		$23,232		$26,317		$21,195
Ratio to average net assets:
Net expenses	1.19%	1.20%		1.35	%(F)	1.35%		1.35%		1.35%
Gross expenses	1.36%	1.50%		1.77	%(F)	1.76%		1.71%		1.82%
Net investment income (loss)	(0.46)%	(0.23)%		0.40	%(F)	0.17%		(0.08)%		(0.16)%
Portfolio turnover rate	46%	195	%(G)	45	%(E)(H)	48%		59%		56%

Touchstone Small Cap Growth Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,			Period Ended March 31,
	2015	2014		2013(B)(I)
Net asset value at beginning of period	$5.80	$5.28		$4.92
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(—	)(D)	0.02	(C)
Net realized and unrealized gains on investments	0.70	1.13		0.61
Total from investment operations	0.68	1.13		0.63
Distributions from:
Net investment income	—	—		(0.03)
Realized capital gains	(0.13)	(0.61)		(0.24)
Total distributions	(0.13)	(0.61)		(0.27)
Net asset value at end of period	$6.35	$5.80		$5.28
Total return	11.97%	23.04%		13.56	%(E)
Ratios and supplemental data:
Net assets at end of period (000's)	$12,285	$12,372		$3
Ratio to average net assets:
Net expenses	1.04%	1.04%		1.25	%(F)
Gross expenses	1.31%	1.40%		945.43	%(F)
Net investment income (loss)	(0.32)%	(0.07)%		0.50	%(F)
Portfolio turnover rate	46%	195	%(G)	45	%(E)(H)

(A)	Effective September 10, 2012, Institutional Class shares were renamed Class Y shares.
(B)	The Fund changed its fiscal year end from July 31 to March 31.
(C)	The net investment income (loss) per share is based on average shares outstanding for the period.
(D)	Less than $0.005 per share.
(E)	Not annualized.
(F)	Annualized.
(G)	Portfolio turnover excludes the purchases and sales of the Touchstone Diversified Small Cap Growth Fund (see Note 11). If these transactions were included, portfolio turnover would have been higher.
(H)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.
(I)	The Fund began issuing Institutional Class shares on September 10, 2012.

See accompanying Notes to Financial Statements.

86

Notes to Financial Statements

March 31, 2015

1. Organization

The Touchstone Strategic Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust pursuant to a Declaration of Trust dated November 18, 1982. The Trust consists of eighteen funds, including the following eight funds (individually, a “Fund”, and collectively, the “Funds”):

Touchstone Flexible Income Fund (“Flexible Income Fund”)

Touchstone Focused Fund (“Focused Fund”)

Touchstone Growth Opportunities Fund (“Growth Opportunities Fund”)

Touchstone International Value Fund (“International Value Fund”)

Touchstone Large Cap Growth Fund (“Large Cap Growth Fund”)

Touchstone Mid Cap Growth Fund (“Mid Cap Growth Fund”)

Touchstone Sands Capital Emerging Markets Growth Fund (“Sands Capital Emerging Markets Growth Fund”)

Touchstone Small Cap Growth Fund (“Small Cap Growth Fund”)

Each Fund is diversified, with the exception of the Focused Fund, the Growth Opportunities Fund, the Large Cap Growth Fund, and the Sands Capital Emerging Markets Growth Fund, each of which is non-diversified.

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The table below indicates the classes of shares that each Fund is registered to offer:

Institutional
	Class A	Class B	Class C	Class Y	Class
Flexible Income Fund	X	—	X	X	X
Focused Fund	X	—	X	X	X
Growth Opportunities Fund	X	—	X	X	X
International Value Fund	X	—	X	X	X
Large Cap Growth Fund	X	X	X	X	—
Mid Cap Growth Fund	X	X	X	X	X
Sands Capital Emerging Markets Growth Fund	—	—	—	X	X
Small Cap Growth Fund	X	—	X	X	X

Class B shares are closed to new investors and subsequent purchases. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goals, policies, and strategies along with information on the classes of shares currently being offered.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security valuation and fair value measurements — Generally accepted accounting principles in the United States (“U.S. GAAP”) define fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All investments in securities are recorded at their estimated fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:

•	Level 1 –	quoted prices in active markets for identical securities

87

Notes to Financial Statements (Continued)

•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 –	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market instruments are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The aggregate value by input level, as of March 31, 2015, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, if applicable, is included in each Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by geographic or sector allocation. The Funds did not hold any Level 3 securities at March 31, 2015.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy. All transfers in and out of the levels are recognized at the value at the end of the period. During the year ended March 31, 2015, there were no transfers between Levels 1, 2 and 3 for all Funds, except as shown in the Portfolio of Investments for the International Value Fund.

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Shares of options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An option for which there is no mean price is valued at the last bid (long position) or ask (short positions) price and categorized in Level 1. Shares of open-end mutual funds in which the Funds invest are valued at their respective net asset values (“NAV”) as reported by the underlying funds (“Underlying Funds”) and are categorized in Level 1.

Debt securities held by the Funds are valued at their most recent evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through accepted market modeling conventions. Inputs to the models may include prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others, and are generally categorized in Level 2. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, provided such amount approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.

Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of regular trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available and categorized in Level 2.

Securities mainly traded on a non-U.S. exchange or denominated in foreign currency are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and generally categorized in Level 1. However, if an event that

88

Notes to Financial Statements (Continued)

may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and generally categorized in Level 2. This may cause the value of the security, if held on the books of the Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV. The Funds may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets on which the security is traded.

•	If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation.

•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•	If the validity of market quotations is not reliable.

Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures approved by the Fund’s Board of Trustees and are generally categorized in Level 3.

Investment companies — Certain Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds, and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETFs are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which the other investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Fund’s fees and expenses.

Options — The Flexible Income Fund writes or purchases financial option contracts primarily to hedge against changes in the value of equity securities (or securities that the Fund intends to purchase), against fluctuations in fair value caused by changes in prevailing market interest rates or foreign currency exchange rates and against changes in overall equity market volatility. In addition, the Fund utilizes options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. The Fund’s option strategy primarily focuses on the use of writing call options on equity indexes. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts. There is minimal counterparty credit risk involved

89

Notes to Financial Statements (Continued)

in entering into option contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. As of March 31, 2015, the Flexible Income Fund held purchased options with a fair value of $357,500.

Futures Contracts — The Flexible Income Fund buys and sells futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Fund’s return. In order to avoid leveraging and related risks, when the Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian or otherwise “cover” its position in a manner consistent with the 1940 Act, or the rules of the Securities and Exchange Commission (the “SEC”) or interpretations there under. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. As of March 31, 2015, the Flexible Income Fund held future contracts as shown on the Portfolio of Investments and had cash in the amount of $742,922 held as collateral for future contracts.

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

(2)	purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Forward foreign currency contracts — A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing a Fund’s total return, and the potential for losses in excess of the Fund’s initial investment.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a

90

Notes to Financial Statements (Continued)

Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

During the year ended March 31, 2015, the Flexible Income Fund used forward foreign currency contracts to enhance potential gains, hedge against anticipated currency exchange rates, maintain diversity and liquidity of the portfolio and adjust exposure to foreign currencies.

Real Estate Investment Trusts — The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

Derivative instruments and hedging activities — In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Flexible Income Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement” or “MNA”) or similar agreement with certain counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts, and typically contains, among other things, collateral posting terms and master netting provisions in the event of a default or termination. Under an ISDA Master Agreement, a party may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables or receivables with collateral held or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting). These default events include bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset.

When entering into a derivative transaction, the Fund may be required to post and maintain collateral or margin (including both initial and maintenance margin). Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearing house for exchange traded and centrally cleared derivatives (financial futures contracts, options, and centrally cleared swaps). Brokers can ask for margining in excess of the clearing house’s minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options, and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives transactions to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails

91

Notes to Financial Statements (Continued)

to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

As of March 31, 2015, the Flexible Income Fund’s assets and liabilities (by type) that were subjected to a MNA on a gross basis were as follows:

	Assets	Liabilities
Flexible Income Fund
Forward Foreign Currency Contracts	$261,492	$(363,646)
Futures Contracts*	—	(255,143)
Total gross amount of assets and liabilities subject to MNA	$261,492	$(618,789)

* Only current day’s variation margin is reported within the payables of the Statement of Assets and Liabilities. Includes cumulative unrealized appreciation/(depreciation) of future contracts as reported in the Portfolio of Investments and within the components of net assets section of the Statement of Assets and Liabilities.

The following table presents the Flexible Income Fund’s assets net of amounts available for offset under a MNA and net of the related collateral pledged to the Fund as of March 31, 2015:

		Gross
		Amount
		of	Gross Amount Available	Non-Cash	Cash
	Derivative	Recognized	for Offset in Statement of	Collateral	Collateral	Net
Counterparty	Type	Assets	Assets and Liabilities	Pledged	Pledged	Amount(A)
ANZ Capital Markets	Forward Foreign Currency Contracts	$47,095	$(47,095)	$—	$—	$—
BNY ConvergEx	Forward Foreign Currency Contracts	1,909	(1,909)	—	—	—
Morgan Stanley	Forward Foreign Currency Contracts	212,488	(146,719)	—	—	65,769
Morgan Stanley	Future Contracts	542,865	(542,865)	—	—	—

The following table presents the Flexible Income Fund’s liabilities net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of March 31, 2015:

		Gross Amount
		of	Gross Amount Available	Non-Cash	Cash
	Derivative	Recognized	for Offset in Statement of	Collateral	Collateral	Net
Counterparty	Type	Liabilities	Assets and Liabilities	Pledged	Pledged	Amount(B)
ANZ Capital Markets	Forward Foreign Currency Contracts	$60,342	$(47,095)	$—	$—	$13,247
BNY ConvergEx	Forward Foreign Currency Contracts	156,585	(1,909)	—	—	154,676
Morgan Stanley	Forward Foreign Currency Contracts	146,719	(146,719)	—	—	—
Morgan Stanley	Futures Contracts	798,008	(542,865)	—	(255,143)	—

(A)	Net amount represents the net amount receivable from the counterparty in the event of default.

(B)	Net amount represents the net amount payable due to the counterparty in the event of default.

92

Notes to Financial Statements (Continued)

The following table sets forth the fair value of the Funds’ derivative financial instruments by primary risk exposure as of March 31, 2015:

Fair Value of Derivative Investments
As of March 31, 2015

Fund	Derivatives not accounted for as hedging instruments under ASC 815	Asset Derivatives	Liability Derivatives
Flexible Income Fund	Forward Foreign Currency Exchange Contracts*	$261,492	$(363,646)
	Purchased Options - Equity Contracts**	357,500	—
	Futures - Equity Contracts***	—	(122,123)
	Futures - Interest Rate Contracts***	542,865	(675,885)

* Statements of Assets and Liabilities Location: Unrealized appreciation on forward foreign currency contracts and unrealized depreciation on forward foreign currency contracts, respectively.

** Statements of Assets and Liabilities Location: Non-affiliated securities, at market value.

*** Statements of Assets and Liabilities Location: Payable for variation margin for futures contracts. Only current day’s variation margin is reported within the payables/receivable of the Statement of Assets and Liabilities. Includes cumulative unrealized appreciation/(depreciation) of future contracts as reported in the Portfolio of Investments and within the components of net assets section of the Statement of Assets and Liabilities.

The following table sets forth the operations of the Funds’ derivative financial instruments by primary risk exposure for the year ended March 31, 2015:

The Effect of Derivative Investments on the Statement of Operations
for the Year Ended March 31, 2015

			Change in Unrealized
		Realized Gain	Appreciation
	Derivatives not accounted for as hedging	(Loss)	(Depreciation)
Fund	instruments under ASC 815	on Derivatives	on Derivatives
Flexible Income Fund	Forward - Foreign Currency Exchange Contracts*	$3,323,157	$13,908
	Futures - Commodity Contracts**	(381,902)	—
	Futures - Equity Contracts**	(330,013)	(92,123)
	Futures - Interest Rate Contracts**	—	(133,020)
	Purchased Options - Equity Contracts***	(227,349)	12,079
	Written Options - Equity Contracts****	323,603	—

* Statements of Operations Location: Net realized losses on foreign currency transactions and net change in unrealized appreciation (depreciation) on foreign currency transactions, respectively.

** Statements of Operations Location: Net realized losses on futures contracts and net change in unrealized appreciation (depreciation) on futures contracts, respectively.

*** Statements of Operations Location: Net realized gains (loss) from non-affiliated securities and change in unrealized appreciation (depreciation) on investments, respectively.

**** Statements of Operations Location: Net realized gains on written options.

93

Notes to Financial Statements (Continued)

For the year ended March 31, 2015, the average quarterly balance of outstanding value of derivative financial instruments were as follows:

Flexible
Income
Fund
Commodity contracts:
Futures - Average notional value	$992,728
Equity contracts:
Purchased Options - Cost	$114,700
Written Options - Proceeds	$58,669
Futures - Average notional value	$1,249,970
Interest rate contracts:
Futures - Average notional value	$87,909,000
Foreign currency exchange contracts:
Average number of contracts	11
Average U.S. dollar amount purchased	$21,640,178
Average U.S. dollar amount sold	$9,611,875

Portfolio securities loaned — Each Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds’ custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds’ custodian into an approved investment vehicle. The approved investment vehicle is subject to market risk.

As of March 31, 2015, the following Funds loaned securities and received collateral as follows:

	Market Value of Securities Loaned	Market Value of Collateral Received
Flexible Income Fund	$7,029,795	$9,172,555
Focused Fund	54,751,746	56,928,299
Growth Opportunities Fund	7,797,282	8,033,236
International Value Fund	5,905,728	6,251,145
Mid Cap Growth Fund	9,050,594	9,290,275
Sands Capital Emerging Markets Growth Fund	3,260,422	3,317,875
Small Cap Growth Fund	50,702,943	52,140,048

All cash collateral is received, held, and administered by the Funds’ custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral.

Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on daily trading volumes, float, short-term interest rates and market liquidity. A lending Fund retains the interest or dividends on the investment of any cash received as collateral. The lending Fund continues to receive interest or dividends on the loaned securities.

Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the lending Fund. The lending Fund has the right under the lending agreement to recover the securities from the borrower on demand.

94

Notes to Financial Statements (Continued)

Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

The maximum offering price per share of Class A shares of the Funds is equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). There is no sales load on purchases of $1 million or more of Class A shares. The maximum offering price per share of Classes B, C, Y, and Institutional Class shares of the Funds is equal to the NAV per share.

The redemption price per share of each class of shares of the Funds is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load $1 million subscription may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% if redeemed within a one-year period from the date of purchase. Class B shares of the Funds are subject to a CDSC of 5.00% in the event of a shareholder redemption within a one-year period of purchase. The CDSC will be incrementally reduced over time. After the 6th year, there is no CDSC. Additionally, Class C shares of the Funds are subject to a CDSC of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed if redeemed within a one-year period from the date of purchase.

Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issues discount (“OID”) and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security.

Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Fund, except for the Flexible Income Fund, declares and distributes net investment income, if any, annually, as a dividend to shareholders. The Flexible Income Fund declares and distributes net investment income, if any, monthly, as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds’ net investment income that invest in Underlying Funds is affected by the timing of dividend declarations by those Underlying Funds.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all the Funds in the Trust, and, if applicable, Touchstone Investment Trust, Touchstone Institutional Funds Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust, and Touchstone Tax-Free Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of

95

Notes to Financial Statements (Continued)

contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended March 31, 2015:

	Flexible		Growth	International
	Income	Focused	Opportunities	Value
	Fund	Fund	Fund	Fund
Purchases of investment securities	$278,615,017	$398,580,559	$241,236,086	$30,223,016
Proceeds from sales and maturities	$362,449,075	$344,187,543	$250,708,792	$43,871,583

	Large Cap Growth Fund	Mid Cap Growth Fund	Sands Capital Emerging Markets Growth Fund	Small Cap Growth Fund
Purchases of investment securities	$850,186,804	$539,807,235	$129,231,192	$322,213,387
Proceeds from sales and maturities	$1,192,080,678	$597,366,323	$58,900,307	$81,670,460

For the year ended March 31, 2015, purchases and proceeds from sales and maturities in U.S. Government securities were $225,635,670 and $209,716,971 for the Flexible Income Fund, respectively.

4. Transactions with Affiliates and Other Related Parties

Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the “Advisor”), Touchstone Securities, Inc. (the “Underwriter”), or BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”), the Sub-Administrator and Transfer Agent to the Funds. Such officers receive no compensation from the Trust. The Advisor and the Underwriter are each wholly-owned, indirect subsidiaries of Western & Southern Financial Group, Inc. (“Western & Southern”).

On behalf of the Funds, the Advisor pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Advisor is reimbursed by the Funds for the Independent Trustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $96,532 for the year ended March 31, 2015.

96

Notes to Financial Statements (Continued)

MANAGEMENT & EXPENSE LIMITATION AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under terms of an advisory agreement (“Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.

Flexible Income Fund	0.70% on the first $500 million
0.60% on such assets in excess of $500 million
Focused Fund	0.70% on the first $100 million
0.65% on the next $400 million
0.60% on such assets in excess of $500 million
Growth Opportunities Fund	0.75% on the first $500 million
0.70% on the next $500 million
0.65% on such assets in excess of $1 billion
International Value Fund	1.00%
Large Cap Growth Fund	0.75% on the first $200 million
0.70% on the next $800 million
0.65% on such assets in excess of $1 billion
Mid Cap Growth Fund	0.75% on the first $500 million
0.70% on the next $500 million
0.65% on such assets in excess of $1 billion
Sands Capital Emerging Markets Growth Fund	1.15%
Small Cap Growth Fund	1.00% on the first $300 million
0.95% on such assets in excess of $300 million

The Advisor has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Advisor”):

Apex Capital Management, Inc.	Navellier & Associates, Inc.
Small Cap Growth Fund	Large Cap Growth Fund
Barrow, Hanley, Mewhinney & Strauss, LLC	Sands Capital Management, LLC
International Value Fund	Sands Capital Emerging Markets Growth Fund
ClearArc Capital, Inc.	Westfield Capital Management Company, L.P.
Flexible Income Fund	Growth Opportunities Fund
Fort Washington Investment Advisors, Inc.*	Mid Cap Growth Fund
Focused Fund

*Affiliate of the Advisor and wholly-owned subsidiary of Western & Southern.

The Advisor, not the Funds, pays sub-advisory fees to each Sub-Advisor.

The Advisor entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit operating expenses of the Funds, excluding: dividend and interest expenses on short sales; interest; taxes; brokerage commissions; other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”; if any, and other extraordinary expenses not incurred in the ordinary course of business. The maximum operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to separately waive class-level expenses, advisory fees and administration fees, and to reimburse expenses in order to maintain expense limitations for the Funds:

97

Notes to Financial Statements (Continued)

	Class A	Class B	Class C	Class Y	Institutional Class
Flexible Income Fund	1.09%	—	1.84%	0.84%	0.74%
Focused Fund	1.20%	—	1.95%	0.95%	0.80%
Growth Opportunities Fund*	1.24%	—	1.99%	0.99%	0.89%
International Value Fund	1.39%	—	2.14%	1.14%	0.99%
Large Cap Growth Fund	1.25%	2.00%	2.00%	0.99%	—
Mid Cap Growth Fund**	1.39%	2.14%	2.14%	1.14%	0.99%
Sands Capital Emerging Markets Growth Fund	—	—	—	1.49%	1.39%
Small Cap Growth Fund	1.44%	—	2.19%	1.19%	1.04%

*Prior to July 29, 2014, the expense limitation for Institutional Class shares was 0.84%.

**Prior to July 29, 2014, the expense limitations for Classes A, B, C, Y, and Institutional Class shares were 1.43%, 2.18%, 2.18%, 1.18% and 1.03%, respectively.

These expense limitations will remain in effect for all Funds through at least July 29, 2015, except for Large Cap Growth Fund which will remain in effect until July 29, 2016.

During the year ended March 31,2015, the Advisor or its affiliates waived investment advisory fees and administration fees or reimbursed expenses, including distribution fees of the Funds as follows:

	Investment Advisory	Administration	Other Operating Expenses
Fund	Fees Waived	Fees Waived	Reimbursed	Total
Flexible Income Fund	$48,455	$441,347	$58,909	$548,711
Focused Fund	—	484,534	373,622	858,156
Growth Opportunities Fund	—	193,754	90,270	284,024
International Value Fund	137,185	188,820	49,615	375,620
Large Cap Growth Fund	—	—	177,707	177,707
Sands Capital Emerging Markets Growth Fund	—	93,122	26,229	119,351
Small Cap Growth Fund	10,295	280,490	68,090	358,875

Effective September 10, 2012, under the terms of the Expense Limitation Agreement the Advisor is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the year in which the Advisor reduced its compensation or assumed expenses for the Funds. No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount in effect at the time of waiver or reimbursement. As of March 31, 2015, the Advisor may seek recoupment of previously waived fees and reimbursed expenses as follows:

	Expiration March 31,	Expiration March 31,	Expiration March 31,
Fund	2016	2017	2018	Total
Flexible Income Fund	$560,578	$772,157	$506,352	$1,839,087
Focused Fund	590,230	712,383	502,116	1,804,729
Growth Opportunities Fund	178,636	317,974	223,185	719,795
International Value Fund	258,059	397,344	357,335	1,012,738
Large Cap Growth Fund	390,044	432,998	65,536	888,578
Sands Capital Emerging Markets Growth Fund	—	—	119,351	119,351
Small Cap Growth Fund	56,376	180,962	313,619	550,957

The Advisor did not recoup any amounts it previously waived or reimbursed during the year ended March 31, 2015.

98

Notes to Financial Statements (Continued)

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the SEC and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.

For its services through December 31, 2014, the Advisor’s annual fee was: 0.20% on the first $6 billion of the aggregate average daily net assets; 0.16% of the next $4 billion of aggregate average daily net assets; and 0.12% of the aggregate average daily net assets over $10 billion. The fee was computed and allocated among the funds of the Touchstone Fund Complex (excluding Touchstone Institutional Money Market Fund, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust) on the basis of relative daily net assets.

Beginning January 1, 2015 the Advisor’s annual administrative fee is: 0.145% on the first $20 billion of the aggregate average daily net assets; 0.11% on the next $10 billion of aggregate average daily net assets; 0.09% on the next $10 billion of aggregate average daily net assets; and 0.07% on the aggregate average daily net assets over $40 billion. The fee is computed and allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon, BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, BNY Mellon receives a monthly fee per shareholder account from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by BNY Mellon, including, but not limited to, postage and supplies.

The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary. Prior to December 1, 2014, the Funds reimbursed the Advisor up to $17 per sub-account maintained by the intermediary.

PLANS OF DISTRIBUTION AND SHAREHOLDER SERVICING FEE ARRANGEMENTS

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that are subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The fees charged to the Funds are limited to the actual expenses incurred. Under the Class A plan, each Fund offering Class A shares pays an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class B plan, each Fund offering Class B shares pays an annual fee of up to 1.00% of average daily net assets that are attributable to Class B shares. Under the Class C plan, each Fund offering Class C shares pays an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).

99

Notes to Financial Statements (Continued)

UNDERWRITING AGREEMENT

The Underwriter is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned the following from underwriting and broker commissions on the sale of Class A shares of the Funds listed below during the year ended March 31, 2015:

Fund	Amount
Flexible Income Fund	$12,439
Focused Fund	32,003
Growth Opportunities Fund	8,922
International Value Fund	927
Large Cap Growth Fund	28,862
Mid Cap Growth Fund	37,417
Small Cap Growth Fund	14,545

In addition, the Underwriter collected CDSC on the redemption of Classes A, B, and C shares of the Funds listed below during the year ended March 31, 2015:

Fund	Class A	Class B	Class C
Flexible Income Fund	$—	$—	$2,327
Focused Fund	—	—	604
Growth Opportunities Fund	—	—	146
Large Cap Growth Fund	1	5	864
Mid Cap Growth Fund	—	5	1,438
Small Cap Growth Fund	—	—	49

AFFILIATED INVESTMENTS

Each Fund may invest in the Touchstone Institutional Money Market Fund, subject to compliance with several conditions set forth in an exemptive order received by the Trust from the SEC. To the extent that the Funds are invested in the Touchstone Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Touchstone Institutional Money Market Fund that will not be waived or reimbursed.

A summary of each Fund’s investment, as applicable, in the Touchstone Institutional Money Market Fund for the year ended March 31, 2015, is as follows:

	Share Activity
	Balance			Balance		Value
Fund	03/31/14	Purchases	Sales	03/31/15	Dividends	03/31/15
Flexible Income Fund	2,507,785	182,762,926	(169,217,141)	16,053,570	$1,030	$16,053,570
Focused Fund	39,213,944	230,043,352	(244,963,350)	24,293,946	4,770	24,293,946
Growth Opportunities Fund	2,639,703	138,301,038	(129,927,583)	11,013,158	473	11,013,158
International Value Fund	1,265,134	41,809,986	(40,232,711)	2,842,409	290	2,842,409
Large Cap Growth Fund	11,965,055	476,896,943	(485,169,174)	3,692,824	1,274	3,692,824
Mid Cap Growth Fund	8,029,360	376,351,913	(376,399,990)	7,981,283	2,555	7,981,283
Sands Capital Emerging Markets Growth Fund	—	126,813,714	(120,676,527)	6,137,187	409	6,137,187
Small Cap Growth Fund	4,787,968	145,100,279	(136,106,630)	13,781,617	889	13,781,617

At a meeting of the Board of Trustees (the “Board”) of the Touchstone Investment Trust held on February 12, 2015, the Board approved an Agreement and Plan of Reorganization between the Institutional Money Market Fund and the Dreyfus Cash Management Fund advised by The Dreyfus Corporation (“Dreyfus”), pursuant to which the Fund would be reorganized on a tax-free basis with and into the Dreyfus Cash Management Fund.

100

Notes to Financial Statements (Continued)

At a special meeting of shareholders of the Fund, held on May 8, 2015, shareholders voted to approve the Agreement and Plan of Reorganization. If certain required conditions are satisfied, the reorganization is expected to take place on or about June 5, 2015.

5. Federal Tax Information

Federal income tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid are as follows:

	Flexible
	Income Fund		Focused Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,
	2015	2014	2015	2014
From ordinary income	$13,016,300	$12,579,476	$4,384,884	$5,340,485

	Growth		International		Large Cap
	Opportunities Fund		Value Fund		Growth Fund
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014
From ordinary income	$—	$740,475	$3,787,190	$1,538,572	$4,739,291	$14,481,879
From long-term capital gains	32,371,941	10,193,027	—	—	127,807,527	71,760,218
Total distributions	$32,371,941	$10,933,502	$3,787,190	$1,538,572	$132,546,818	$86,242,097

			Sands Capital
	Mid Cap		Emerging Markets	Small Cap
	Growth Fund		Growth Fund	Growth Fund
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2015	2014	2015	2015	2014
From ordinary income	$30,998,259	$14,379,637	$—	$2,738,627	$1,065,782
From long-term capital gains	68,535,176	61,442,947	—	2,618,059	5,236,442
Total distributions	$99,533,435	$75,822,584	$—	$5,356,686	$6,302,224

The following information is computed on a tax basis for each item as of March 31, 2015:

	Flexible		Growth	International
	Income	Focused	Opportunities	Value
	Fund	Fund	Fund	Fund
Tax cost of portfolio investments	$347,452,542	$1,003,245,212	$251,465,238	$116,073,403
Gross unrealized appreciation	8,402,313	190,993,803	67,635,612	11,926,265
Gross unrealized depreciation	(4,123,952)	(24,924,980)	(4,802,009)	(8,192,628)
Net unrealized appreciation on investments	4,278,361	166,068,823	62,833,603	3,733,637

101

Notes to Financial Statements (Continued)

	Flexible Income Fund	Focused Fund	Growth Opportunities Fund	International Value Fund
Net unrealized appreciation (depreciation) on future contracts, foreign currency contracts and translation of other assets and liabilities denominated in foreign currency	(18,771)	—	—	(11,913)
Post-October and Qualified Late-Year Losses	(1,968,176)	—	(43,218)	(440,396)
Accumulated capital and other losses	(9,461,280)	—	(2,396,967)	(117,430,256)
Other temporary differences	(175,778)	—	—	—
Undistributed ordinary income	—	8,434,858	—	3,765,502
Undistributed capital gains	—	27,791,540	708,675	—
Accumulated earnings (deficit)	$(7,345,644)	$202,295,221	$61,102,093	$(110,383,426)

	Large Cap Growth Fund	Mid Cap Growth Fund	Sands Capital Emerging Markets Growth Fund	Small Cap Growth Fund
Tax cost of portfolio investments	$547,227,521	$647,536,658	$73,923,038	$392,479,313
Gross unrealized appreciation	218,683,614	200,740,751	8,026,091	46,643,359
Gross unrealized depreciation	(2,298,615)	(12,362,297)	(4,232,169)	(12,412,731)
Net unrealized appreciation on investments	216,384,999	188,378,454	3,793,922	34,230,628
Net unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currency	—	—	(2,519)	—
Post-October and Qualified Late-Year Losses	—	—	(6,086,914)	—
Accumulated capital and other losses	—	—	—	(1,618,166)
Undistributed ordinary income	560,135	6,497,729	—	870,393
Undistributed capital gains	19,432,287	22,545,112	—	3,899,175
Accumulated earnings (deficit)	$236,377,421	$217,421,295	$(2,295,511)	$37,382,030

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals, trust preferred securities, investments in passive foreign investment companies (“PFIC”) and regulated investment companies.

As of March 31, 2015, the Funds had the following capital loss carryforwards for federal income tax purposes:

						No	No
	Short Term Expiring On					Expiration	Expiration
Fund	2017		2018		2019	Short Term *	Long Term *	Total
Flexible Income Fund	$—		$—		$9,461,280	$—	$—	$9,461,280
Growth Opportunities Fund	1,733,973	**	662,994	**	—	—	—	2,396,967
International Value Fund	46,518,121		70,912,135		—	—	—	117,430,256
Small Cap Growth Fund	1,618,166	**	—		—	—	—	1,618,166

* The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules impacting the Funds. The provisions of the Act first became effective for the Funds’ fiscal year ended March 31, 2012 and are applicable to all subsequent fiscal years. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers may be utilized. Under the Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law, where capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

** Future utilization may be limited by current income tax regulations.

102

Notes to Financial Statements (Continued)

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended March 31, 2015, the following Funds utilized capital loss carryforwards:

Fund	Amount
Flexible Income Fund	$6,009,029
Focused Fund	63,404,702
Growth Opportunities Fund	2,928,958
International Value Fund	4,820,837
Small Cap Growth Fund	809,083

The Funds have analyzed their tax positions taken on federal income tax returns for all open tax years (tax years ended July 31, 2011 through March 31, 2015) and have concluded that no provision for income tax is required in their financial statements.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or NAV per share of the Funds and are designed to present the Funds’ capital accounts on a tax basis. The following reclassifications, which are primarily attributed to the tax treatment of foreign currency gains/losses, paydown gains/losses on mortgage backed and asset backed securities, gains/losses from passive foreign investment companies, non-taxable distributions from underlying investments, adjustments related to trust preferred securities, net operating losses netted against short-term gains, re-designation of dividends paid and deemed distributions on shareholder redemption have been made to the following Funds for the year ended March 31, 2015:

Fund	Paid-In Capital	Accumulated Net Investment Income(Loss)	Accumulated Net Realized Gains(Losses)
Flexible Income Fund	$(3,214,479)	$1,501,438	$1,713,041
Focused Fund	4	(4)	—
Growth Opportunities Fund	(631,322)	765,449	(134,127)
International Value Fund	—	818,280	(818,280)
Large Cap Growth Fund	37,904,403	(1,061,927)	(36,842,476)
Mid Cap Growth Fund	—	4,344,388	(4,344,388)
Sands Capital Emerging Markets Growth Fund	(31,896)	200,990	(169,094)
Small Cap Growth Fund	—	990,511	(990,511)

6. Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

7. Risks Associated with Foreign Investments

Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory

103

Notes to Financial Statements (Continued)

taxation, limitations on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

8. Risks Associated with Credit

An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities.

9. Risks Associated with Interest Rate Changes

As interest rates rise, the value of fixed-income securities a Fund owns will likely decrease. The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. There may be less governmental intervention in the securities markets in the near future. The negative impact on fixed income securities if interest rates increase as a result could negatively impact a Fund’s NAV.

10. Risk Associated with Concentration

Certain Funds invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Funds’ NAVs and magnified effect on the total return.

104

Notes to Financial Statements (Continued)

11. Fund Mergers

Focused Fund:

At a meeting held on February 21, 2013, the Board approved an Agreement and Plan of Reorganization (the “Plan”) providing for the transfer of all assets and liabilities of the Touchstone Focused Equity Fund, a series of Touchstone Funds Group Trust, to the Touchstone Focused Fund, a series of the Trust. The merger took place on May 17, 2013.

				After
	Before Reorganization			Reorganization
	Touchstone
	Focused		Touchstone	Touchstone
	Equity		Focused	Focused
	Fund		Fund	Fund
Class A
Shares	4,327,516	(A)	675,503	5,003,019
Net Assets	$125,354,407		$19,567,121	$144,921,528
Net Asset Value	$28.97	(A)	$28.97	$28.97
Class C
Shares	24,433	(B)	5,930	30,363
Net Assets	$701,039		$170,147	$871,186
Net Asset Value	$28.69	(B)	$28.69	$28.69
Class Y
Shares	215,356	(C)	20,691,506	20,906,862
Net Assets	$6,308,617		$606,136,778	$612,445,395
Net Asset Value	$29.29	(C)	$29.29	$29.29
Institutional Class
Shares	966,069	(D)	19,411	985,480
Net Assets	$28,372,347		$570,075	$28,942,422
Net Asset Value	$29.37	(D)	$29.37	$29.37
Fund Total
Shares Outstanding	11,617,300		21,392,350	26,925,724
Net Assets	$160,736,410		$626,444,121	$787,180,531
Unrealized Appreciation (Depreciation)	$22,524,353		$42,269,274	$64,793,569

(A) Reflects a 0.4800:1 stock split which occurred on the date of reorganization, May 17, 2013.

(B) Reflects a 0.4773:1 stock split which occurred on the date of reorganization, May 17, 2013.

(C) Reflects a 0.4794:1 stock split which occurred on the date of reorganization, May 17, 2013.

(D) Reflects a 0.4596:1 stock split which occurred on the date of reorganization, May 17, 2013.

Assuming this reorganization had been completed on April 1, 2013, the Focused Fund’s results of operations for the year ended March 31, 2014 would have been as follows:

Net investment income	$4,751,931
Net realized and unrealized gains (losses) on investments	$229,820,866
Net increase in net assets from operations	$234,572,797

Because the combined investment portfolios have been managed as a single portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings to the Focused Fund that have been included in its statements of operations since the reorganization.

105

Notes to Financial Statements (Continued)

Small Cap Growth Fund:

At a meeting held on May 23, 2013, the Board approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Touchstone Diversified Small Cap Growth Fund to the Touchstone Small Cap Growth Fund, each a series of the Trust. The merger took place on August 23, 2013.

				After
	Before Reorganization			Reorganization
	Touchstone
	Diversified		Touchstone	Touchstone
	Small Cap		Small Cap	Small Cap
	Growth		Growth	Growth
	Fund		Fund	Fund
Class A
Shares	1,739,693	(A)	3,075,664	4,815,357
Net Assets	$8,196,736		$14,491,331	$22,688,067
Net Asset Value	$4.71	(A)	$4.71	$4.71
Class C
Shares	427,646	(B)	866,512	1,294,158
Net Assets	$1,723,545		$3,492,344	$5,215,889
Net Asset Value	$4.03	(B)	$4.03	$4.03
Class Y
Shares	3,022,354	(C)	4,301,850	7,324,204
Net Assets	$15,683,603		$22,323,365	$38,006,968
Net Asset Value	$5.19	(C)	$5.19	$5.19
Institutional Class
Shares	—		2,538,312	2,538,312
Net Assets	$—		$13,196,652	$13,196,652
Net Asset Value	$—		$5.20	$5.20
Fund Total
Shares Outstanding	1,838,239		10,782,338	15,972,031
Net Assets	$25,603,884		$53,503,692	$79,107,576
Unrealized Appreciation (Depreciation)	$193,301		$4,179,561	$4,372,862

(A) Reflects a 2.9349:1 reverse stock split which occurred on the date of reorganization, August 23, 2013.

(B) Reflects a 3.2805:1 reverse stock split which occurred on the date of reorganization, August 23, 2013.

(C) Reflects a 2.7104:1 reverse stock split which occurred on the date of reorganization, August 23, 2013.

Assuming this reorganization had been completed on April 1, 2013, the Small Cap Growth Fund’s results of operations for the year ended March 31, 2014 would have been as follows:

Net investment loss	$(316,566)
Net realized and unrealized gains (losses) on investments	$15,459,525
Net increase in net assets from operations	$15,142,959

Because the combined investment portfolios have been managed as a single portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings to the Small Cap Growth Fund that have been included in its statements of operations since the reorganization.

12. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date financial statements were issued.

106

Notes to Financial Statements (Continued)

Effective May 4, 2015, Rockefeller & Co., Inc. was appointed Sub-Advisor to the Large Cap Growth Fund. Concurrent with the change, the Large Cap Growth Fund was renamed the Touchstone Sustainability and Impact Equity Fund and its Principal Investment Strategies, Principal Risks, and benchmark index have changed to reflect those of Touchstone Sustainability and Impact Equity Fund’s investment strategy. Please refer to the Basis for Board’s Approval of Sub-Advisory Agreement and Contingent Interim Sub-advisory Agreement in the Other Items section of this report for additional information.

There were no other subsequent events that necessitated recognition or disclosure on the Funds’ financial statement.

107

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Touchstone Flexible Income Fund, Touchstone Focused Fund, Touchstone Growth Opportunities Fund, Touchstone International Value Fund, Touchstone Large Cap Growth Fund, Touchstone Mid Cap Growth Fund, Touchstone Sands Capital Emerging Markets Growth Fund, and Touchstone Small Cap Growth Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Flexible Income Fund, Touchstone Focused Fund, Touchstone Growth Opportunities Fund, Touchstone International Value Fund, Touchstone Large Cap Growth Fund, Touchstone Mid Cap Growth Fund, Touchstone Sands Capital Emerging Markets Growth Fund and Touchstone Small Cap Growth Fund (the “Funds”) (eight of the funds constituting Touchstone Strategic Trust) as of March 31, 2015, and the related statements of operations and statements of changes in net assets for each of the years or periods indicated therein, the financial highlights of the Touchstone Growth Opportunities Fund, Touchstone Large Cap Growth Fund, Touchstone Mid Cap Growth Fund and Touchstone Sands Capital Emerging Markets Growth Fund for each of the years or periods indicated therein, and the financial highlights of the Touchstone Flexible Income Fund, Touchstone Focused Fund, Touchstone International Value Fund and Touchstone Small Cap Growth Fund for each of the two years in the period ended March 31, 2015. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through March 31, 2013 of Touchstone Flexible Income Fund, Touchstone Focused Fund, Touchstone International Value Fund, and Touchstone Small Cap Growth Fund were audited by other auditors, whose report dated May 23, 2013 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Touchstone Flexible Income Fund, Touchstone Focused Fund, Touchstone Growth Opportunities Fund, Touchstone International Value Fund, Touchstone Large Cap Growth Fund, Touchstone Mid Cap Growth Fund, Touchstone Sands Capital Emerging Markets Growth Fund, and Touchstone Small Cap Growth Fund (eight of the funds constituting Touchstone Strategic Trust) at March 31, 2015, the results of their operations and the changes in their net assets for each of the years or periods indicated therein, the financial highlights of the Touchstone Growth Opportunities Fund, Touchstone Large Cap Growth Fund,

108

Report of Independent Registered Public Accounting Firm (Continued)

Touchstone Mid Cap Growth Fund and Touchstone Sands Capital Emerging Markets Growth Fund for each of the years or periods indicated therein, and the financial highlights of the Touchstone Flexible Income Fund, Touchstone Focused Fund, Touchstone International Value Fund and Touchstone Small Cap Growth Fund for each of the two years in the period ended March 31, 2015, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
May 22, 2015

109

Other Items (Unaudited)

Qualified Dividend Income

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2015 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates in 2015. The Funds intend to pass through the maximum allowable percentage for Form 1099Div.

Flexible Income Fund	39.76%
Focused Fund	100.00%
Growth Opportunities Fund	14.46%
International Value Fund	70.02%
Large Cap Growth Fund	81.97%
Mid Cap Growth Fund	22.75%
Small Cap Growth Fund	12.23%

Dividend Received Deduction

For corporate shareholders, the following ordinary distributions paid during the current fiscal year ended March 31, 2015 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage for Form 1099Div.

Flexible Income Fund	25.56%
Focused Fund	100.00%
Growth Opportunities Fund	13.20%
International Value Fund	1.07%
Large Cap Growth Fund	81.21%
Mid Cap Growth Fund	20.28%
Small Cap Growth Fund	12.17%

For the fiscal year ended March 31, 2015, the Funds designated long-term capital gains as follows:

Focused Fund	$27,791,540
Growth Opportunities Fund	32,936,982
Large Cap Growth Fund	138,477,164
Mid Cap Growth Fund	68,535,176
Small Cap Growth Fund	6,517,234

Foreign Tax Income & Foreign Tax Credit

International Value Fund and Sands Capital Emerging Markets Growth Fund intend to pass through a foreign tax credit to their shareholders. For the fiscal year ended March 31, 2015, the total amount of foreign source income is $4,051,043 or $0.30 per share and $651,923 or $0.09 per share, respectively. The total amount of foreign taxes to be paid is $95,788 or $0.007 per share and $27,644 or $0.004 per share, respectively. Shareholders’ allocable share of the foreign tax credit will be reported on Form 1099Div.

Proxy Voting Guidelines

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at www.touchstoneinvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website www.sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30 is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at www.sec.gov

110

Other Items (Unaudited) (Continued)

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; (iii) will be made available to shareholders upon request by calling 1.800.543.0407; or (iv) can be obtained on the Touchstone website at www.touchstoneinvestments.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2014 through March 31, 2015).

Actual Expenses

The first line of the table below for each share class of a Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended March 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each share class of a Fund provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line for each share class of a Fund in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Net Expense Ratio Annualized March 31,	Beginning Account Value October 1,	Ending Account Value March 31,	Expenses Paid During the Six Months Ended March 31,
		2015	2014	2015	2015*
Touchstone Flexible Income Fund
Class A	Actual	1.09%	$1,000.00	$1,033.80	$5.53
Class A	Hypothetical	1.09%	$1,000.00	$1,019.50	$5.49

Class C	Actual	1.84%	$1,000.00	$1,029.40	$9.31
Class C	Hypothetical	1.84%	$1,000.00	$1,015.76	$9.25

Class Y	Actual	0.86%	$1,000.00	$1,034.90	$4.36
Class Y	Hypothetical	0.86%	$1,000.00	$1,020.64	$4.33

111

Other Items (Unaudited) (Continued)

Schedule of Shareholder Expenses (continued)

		Net Expense Ratio Annualized March 31,	Beginning Account Value October 1,	Ending Account Value March 31,	Expenses Paid During the Six Months Ended March 31,
		2015	2014	2015	2015*
Touchstone Flexible Income Fund (continued)
Institutional Class	Actual	0.74%	$1,000.00	$1,034.50	$3.75
Institutional Class	Hypothetical	0.74%	$1,000.00	$1,021.24	$3.73

Touchstone Focused Fund
Class A	Actual	1.20%	$1,000.00	$1,060.10	$6.16
Class A	Hypothetical	1.20%	$1,000.00	$1,018.95	$6.04

Class C	Actual	1.95%	$1,000.00	$1,056.00	$10.00
Class C	Hypothetical	1.95%	$1,000.00	$1,015.21	$9.80

Class Y	Actual	0.92%	$1,000.00	$1,061.50	$4.73
Class Y	Hypothetical	0.92%	$1,000.00	$1,020.34	$4.63

Institutional Class	Actual	0.80%	$1,000.00	$1,062.00	$4.11
Institutional Class	Hypothetical	0.80%	$1,000.00	$1,020.94	$4.03

Touchstone Growth Opportunities Fund
Class A	Actual	1.24%	$1,000.00	$1,111.70	$6.53
Class A	Hypothetical	1.24%	$1,000.00	$1,018.85	$6.24

Class C	Actual	1.99%	$1,000.00	$1,107.50	$10.46
Class C	Hypothetical	1.99%	$1,000.00	$1,015.01	$10.00

Class Y	Actual	0.97%	$1,000.00	$1,113.40	$5.11
Class Y	Hypothetical	0.97%	$1,000.00	$1,020.09	$4.89

Institutional Class	Actual	0.89%	$1,000.00	$1,113.30	$4.69
Institutional Class	Hypothetical	0.89%	$1,000.00	$1,020.49	$4.48

Touchstone International Value Fund
Class A	Actual	1.39%	$1,000.00	$962.00	$6.80
Class A	Hypothetical	1.39%	$1,000.00	$1,018.00	$6.99

Class C	Actual	2.14%	$1,000.00	$957.50	$10.44
Class C	Hypothetical	2.14%	$1,000.00	$1,014.26	$10.75

Class Y	Actual	1.15%	$1,000.00	$963.40	$5.63
Class Y	Hypothetical	1.15%	$1,000.00	$1,019.20	$5.79

Institutional Class	Actual	0.99%	$1,000.00	$962.90	$4.84
Institutional Class	Hypothetical	0.99%	$1,000.00	$1,020.00	$4.99

Touchstone Large Cap Growth Fund
Class A	Actual	1.25%	$1,000.00	$1,124.00	$6.62
Class A	Hypothetical	1.25%	$1,000.00	$1,018.70	$6.29

Class B	Actual	2.00%	$1,000.00	$1,119.50	$10.57
Class B	Hypothetical	2.00%	$1,000.00	$1,014.96	$10.05

Class C	Actual	2.00%	$1,000.00	$1,119.70	$10.57
Class C	Hypothetical	2.00%	$1,000.00	$1,014.96	$10.05

112

Other Items (Unaudited) (Continued)

Schedule of Shareholder Expenses (continued)

		Net Expense Ratio Annualized March 31,	Beginning Account Value October 1,	Ending Account Value March 31,	Expenses Paid During the Six Months Ended March 31,
		2015	2014	2015	2015*
Touchstone Large Cap Growth Fund (continued)
Class Y	Actual	0.99%	$1,000.00	$1,125.60	$5.25
Class Y	Hypothetical	0.99%	$1,000.00	$1,020.00	$4.99

Touchstone Mid Cap Growth Fund
Class A	Actual	1.31%	$1,000.00	$1,144.40	$7.00
Class A	Hypothetical	1.31%	$1,000.00	$1,018.40	$6.59

Class B	Actual	2.03%	$1,000.00	$1,140.20	$10.83
Class B	Hypothetical	2.03%	$1,000.00	$1,014.81	$10.20

Class C	Actual	2.07%	$1,000.00	$1,140.00	$11.04
Class C	Hypothetical	2.07%	$1,000.00	$1,014.61	$10.40

Class Y	Actual	1.08%	$1,000.00	$1,145.80	$5.78
Class Y	Hypothetical	1.08%	$1,000.00	$1,019.55	$5.44

Institutional Class	Actual	0.99%	$1,000.00	$1,145.80	$5.30
Institutional Class	Hypothetical	0.99%	$1,000.00	$1,020.00	$4.99

Touchstone Sands Capital Emerging Markets Growth Fund
Class Y	Actual	1.49%	$1,000.00	$1,008.00	$7.46
Class Y	Hypothetical	1.49%	$1,000.00	$1,017.50	$7.49

Institutional Class	Actual	1.39%	$1,000.00	$1,008.00	$6.96
Institutional Class	Hypothetical	1.39%	$1,000.00	$1,018.10	$6.99

Touchstone Small Cap Growth Fund
Class A	Actual	1.44%	$1,000.00	$1,130.30	$7.65
Class A	Hypothetical	1.44%	$1,000.00	$1,017.75	$7.24

Class C	Actual	2.19%	$1,000.00	$1,126.70	$11.61
Class C	Hypothetical	2.19%	$1,000.00	$1,014.01	$11.00

Class Y	Actual	1.19%	$1,000.00	$1,133.80	$6.33
Class Y	Hypothetical	1.19%	$1,000.00	$1,019.00	$5.99

Institutional Class	Actual	1.04%	$1,000.00	$1,133.30	$5.53
Institutional Class	Hypothetical	1.04%	$1,000.00	$1,019.75	$5.24

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect one-half year period).

Advisory and Sub-Advisory Agreement Approval Disclosure.

At a meeting held on November 20, 2014, the Board of Trustees (the “Board” or “Trustees”) of the Touchstone Strategic Trust (the “Trust”), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to each Fund of the Trust, and the continuance of each Sub-Advisory Agreement between the Advisor and each Fund’s respective Sub-Advisor, with the exception of the Investment Advisory Agreement and Sub-Advisory Agreement relating to Sands Capital Emerging Markets Growth Fund, which was not up for renewal because each had been initially approved for a two-year period in February 2014.

113

Other Items (Unaudited) (Continued)

In determining whether to approve the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreements, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Investment Advisory Agreement and each Sub-Advisory Agreement was in the best interests of the respective Funds and their shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Advisor’s and its affiliates’ revenues and costs of providing services to the Funds; and (4) information about the Advisor’s and Sub-Advisors’ personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Sub-Advisory Agreements with management and with experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement with independent legal counsel in private sessions at which no representatives of management were present.

In approving the Funds’ Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds, including the personnel providing such services; (2) the Advisor’s compensation and profitability; (3) a comparison of fees and performance with other advisers; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Advisor Services. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Advisor’s compliance policies and procedures. The quality of administrative and other services, including the Advisor’s role in coordinating the activities of the Funds’ other service providers, was also considered. The Board also considered the Advisor’s relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest.

The Board discussed the Advisor’s effectiveness in monitoring the performance of each Sub-Advisor, including the Sub-Advisor that was an affiliate of the Advisor, and the Advisor’s timeliness in responding to performance issues. The Board considered the Advisor’s process for monitoring each of the Sub-Advisors, which includes an examination of both qualitative and quantitative elements of the Sub-Advisor’s organization, personnel, procedures, investment discipline, infrastructure and performance. The Board considered that the Advisor conducts regular on-site compliance visits with each Sub-Advisor, during which the Advisor examines a wide variety of factors, such as the financial condition of the Sub-Advisor, the quality of the Sub-Advisor’s systems, the effectiveness of the Sub-Advisor’s disaster recovery programs, trade allocation and execution procedures, compliance with the Sub-Advisor’s policies and procedures, results of regulatory examinations and any other factors that might affect the quality of services that the Sub-Advisor provides to the applicable Fund(s). The Board noted that the Advisor’s compliance monitoring processes also include quarterly reviews of compliance reports, and that any issues arising from such reports and the Advisor’s compliance visits to the Sub-Advisors are reported to the Board.

The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.

Advisor’s Compensation and Profitability. The Board took into consideration the financial condition and profitability of the Advisor and its affiliates (including the Sub-Advisor to one of the Funds) and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor’s relationship with the Funds. The information

114

Other Items (Unaudited) (Continued)

considered by the Board included operating profit margin information for the Advisor’s business as a whole. The Board noted that the Advisor had waived a portion of advisory fees and administrative fees and/or reimbursed expenses in order to limit the net operating expenses of each Fund except the Touchstone Mid Cap Growth Fund. The Board also noted that the Advisor pays the Sub-Advisors’ sub-advisory fees out of the advisory fees the Advisor receives from the Funds. The Board reviewed the profitability of the Advisor’s relationship with the Funds both before and after tax expenses, and also considered whether the Advisor has the financial wherewithal to continue to provide services to the Funds, noting the ongoing commitment of the Advisor’s parent company with respect to providing support and resources as needed. The Board considered that the Funds’ distributor, an affiliate of the Advisor, receives Rule 12b-1 distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that the Advisor derives benefits to its reputation and other benefits from its association with the Funds.

The Board recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor. Based upon their review, the Trustees concluded that the Advisor’s and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

Expenses and Performance. The Board compared the respective advisory fees and total expense ratios for each of the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund’s respective peer group. The Board also considered, among other data, the Funds’ respective performance results during the six-month, twelve-month and thirty-six-month periods ended June 30, 2014, as applicable, and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board also took into account current market conditions and their effect on the Funds’ performance.

The Board also considered the effect of each Fund’s growth and size on its performance and expenses. The Board noted that the Advisor had waived portions of the fees and/or reimbursed expenses of each Fund except Touchstone Mid Cap Growth Fund in order to reduce the Funds’ respective operating expenses to targeted levels. The Board noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to each Fund were paid by the Advisor out of the advisory fees it receives from the Fund and considered the impact of such sub-advisory fees on the profitability of the Advisor. In reviewing the respective expense ratios and performance of each of the Funds, the Board also took into account the nature, extent and quality of the services provided to the Funds by the Advisor and its affiliates.

The Board also discussed with management certain factors as set forth in the conditions to the Funds’ exemptive order issued by the Securities and Exchange Commission relating to investments by the non-money market Funds in the Touchstone Institutional Money Market Fund. The Board considered the nature and extent of the services provided by the Advisor and the Sub-Advisors to each Fund and a discussion by management with respect to the costs to the Advisor and Sub-Advisors of the portion of the advisory fee and sub-advisory fee attributable to the portion of the non-money market Funds’ assets to be invested in the Touchstone Institutional Money Market Fund. Based on these factors, the Board concluded that the advisory fee and the sub-advisory fee associated with the management of each non-money market Fund were based on services that were in addition to, rather than duplicative of, services provided under the Investment Advisory and Sub-Advisory Agreements with respect to the Touchstone Institutional Money Market Fund.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:

Touchstone Flexible Income Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses.

115

Other Items (Unaudited) (Continued)

The Fund’s performance was in the 1st quintile of the Fund’s peer group for the six-, twelve- and thirty-six-month periods ended June 30, 2014. Based upon their review, the Trustees concluded that the Fund’s performance was satisfactory in relation to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund and the other factors considered.

Touchstone Focused Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median of its peer group. The Board noted that the Advisor was waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance was in the 4th quintile of the Fund’s peer group for the six-month period ended June 30, 2014, and the Fund’s performance was in the 1st quintile for the twelve- and thirty-six-month periods ended June 30, 2014. The Board noted management’s discussion of the Fund’s recent underperformance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory in relation to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund and the other factors considered.

Touchstone Growth Opportunities Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median and at the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance was in the 2nd quintile of the Fund’s peer group for the six- and thirty-six-month periods ended June 30, 2014, and the Fund’s performance was in the 1st quintile for the twelve-month period ended June 30, 2014. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory in relation to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund and the other factors considered.

Touchstone International Value Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median and below the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance was in the 1st quintile of the Fund’s peer group for the six-month period ended June 30, 2014, the Fund’s performance was in the 2nd quintile for the twelve-month period ended June 30, 2014 and the Fund’s performance was in the 4th quintile for the thirty-six-month period ended June 30, 2014. The Board noted management’s discussion of the Fund’s recent improved performance and management’s continued monitoring of the Fund’s performance. Based upon their review, the Trustees concluded that the Fund’s performance was satisfactory in relation to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund and the other factors considered.

Touchstone Large Cap Growth Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and above the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance was in the 2nd quintile of the Fund’s peer group for the six-month period ended June 30, 2014, the Fund’s performance was in the 3rd quintile of the Fund’s peer group for the twelve-month period ended June 30, 2014, and the Fund’s performance was in the 5th quintile for the thirty-six-month period ended June 30, 2014. The Board noted management’s discussion of the Fund’s recent improved performance and management’s continued monitoring of the Fund’s performance. Based upon their review, the Trustees concluded that the Fund’s performance was being addressed, and that the advisory fee was reasonable in light of the services received by the Fund and the other factors considered.

116

Other Items (Unaudited) (Continued)

Touchstone Mid Cap Growth Fund. The Fund’s advisory fee and total expense ratio were below the median and above the median, respectively, of its peer group. The Fund’s performance was in the 1st quintile of the Fund’s peer group for the six- and twelve-month periods ended June 30, 2014, and the Fund’s performance was in the 3rd quintile for the thirty-six-month period ended June 30, 2014. The Board noted management’s discussion of the Fund’s recent improved performance and management’s continued monitoring of the Fund’s performance. Based upon their review, the Trustees concluded that the Fund’s performance was satisfactory in relation to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund and the other factors considered.

Touchstone Small Cap Growth Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance was in the 1st quintile of the Fund’s peer group for the six-month period ended June 30, 2014, the Fund’s performance was in the 3rd quintile of the Fund’s peer group for the twelve-month period ended June 30, 2014 and the Fund’s performance was in the 2nd quintile of the Fund’s peer group for the thirty-six-month period ended June 30, 2014. The Board took into account management’s discussion and the Fund’s performance. The Board noted that a new sub-advisor had begun managing the Fund in April 2013 using new investment strategies. Based upon their review, the Trustees concluded that the Fund’s performance was satisfactory in relation to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund and the other factors considered.

Economies of Scale. The Board considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Board took into account management’s discussion of the Funds’ advisory fee structure. The Board considered the effective advisory fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of each Fund increase. The Board noted that the advisory fee schedule for each Fund, except the Touchstone International Value Fund, contains breakpoints that would reduce the respective advisory fee rate on assets above specified levels as the applicable Fund’s assets increased. The Board noted that the current advisory fee for the Touchstone Focused Fund, the Touchstone Large Cap Growth Fund and the Touchstone Mid Cap Growth Fund currently reflected such economies of scale. The Board determined that adding breakpoints at specified levels to the advisory fee schedule of the Touchstone International Value Fund would not be appropriate at this time. The Board noted that if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that, under the Investment Advisory Agreement, the advisory fee payable to the Advisor by a Fund was reduced by the total sub-advisory fee paid by the Advisor to the Fund’s Sub-Advisor.

Conclusion. In considering the renewal of the Funds’ Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Board reached the following conclusions regarding the Funds’ Investment Advisory Agreement with the Advisor, among others: (a) the Advisor demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices or, as discussed above, is being addressed; and (d) each Fund’s advisory fee is reasonable in light of the services received by the Fund from the Advisor and other factors considered. Based on their conclusions, the Trustees determined with respect to each Fund that continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

117

Other Items (Unaudited) (Continued)

In approving the Funds’ respective Sub-Advisory Agreements, the Board considered various factors with respect to each Fund and the applicable Sub-Advisory Agreement, among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing such services; (2) the Sub-Advisor’s compensation; (3) a comparison of the sub-advisory fee and performance with other advisers; and (4) the terms of the Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services provided by each Sub-Advisor, including information presented periodically throughout the previous year. The Board noted the affiliation of one of the Sub-Advisors with the Advisor, noting any potential conflicts of interest. The Board also noted that, on a periodic basis, the Board meets with portfolio managers of the Sub-Advisors to discuss their respective performance and investment processes and strategies. The Board considered each Sub-Advisor’s level of knowledge and investment style. The Board reviewed the experience and credentials of the applicable investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds. The Board also noted each Sub-Advisor’s brokerage practices.

Sub-Advisor’s Compensation, Profatbility and Economies of Scale. The Board also took into consideration the financial condition of each Sub-Advisor and any indirect benefits derived by each Sub-Advisor and its affiliates from the Sub-Advisor’s relationship with the Funds. In considering the profitability to each Sub-Advisor of its relationship with the Funds, the Board noted the undertakings of the Advisor to maintain expense limitations for the Funds and also noted that the sub-advisory fees under the Sub-Advisory Agreements were paid by the Advisor out of the advisory fees that it receives under the Investment Advisory Agreement and in addition, with respect to the unaffiliated Sub-Advisors, are negotiated at arm’s length. As a consequence, the profitability to each Sub-Advisor of its relationship with a Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Sub-Advisor’s management of the applicable Fund to be a substantial factor in its consideration, although the Board noted that the sub-advisory fee schedule for each of the Funds contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels as the applicable Fund’s assets increased.

Sub-Advisory Fees and Fund Performance. The Board considered that each Fund pays an advisory fee to the Advisor and that the Advisor pays the sub-advisory fee to the Sub-Advisor out of the advisory fee it receives from the respective Fund. The Board also compared the sub-advisory fees paid by the Advisor to fees charged by the Sub-Advisor to manage comparable institutional separate accounts. The Board considered the amount retained by the Advisor and the sub-advisory fee paid to each Sub-Advisor with respect to the various services provided by the Advisor and the Sub-Advisor. The Board also noted that the Advisor negotiated the sub-advisory fee with each of the unaffiliated Sub-Advisors at arm’s length. The Board reviewed the sub-advisory fee for each Fund in relation to various comparative data, including the median and average sub-advisory fees of each Fund’s peer group, and considered the following information:

Touchstone Flexible Income Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the Fund’s sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Focused Fund. The Fund’s sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Growth Opportunities Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

118

Other Items (Unaudited) (Continued)

Touchstone International Value Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the Fund’s sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Large Cap Growth Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Mid Cap Growth Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fees were reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Small Cap Growth Fund. The Fund’s sub-advisory fee was at the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fees were reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

As noted above, the Board considered each Fund’s performance during the six-month, twelve-month and thirty-six-month periods ended June 30, 2014, as applicable, as compared to each Fund’s peer group and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Sub-Advisor. The Board was mindful of the Advisor’s focus on each Sub-Advisor’s performance and the Advisor’s ways of addressing underperformance.

Conclusion. In considering the renewal of the Sub-Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board reached the following conclusions regarding each Sub-Advisory Agreement, among others: (a) the Sub-Advisor is qualified to manage each Fund’s assets in accordance with the Fund’s investment goals and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices or, as discussed above, is being addressed; (d) each Fund’s sub-advisory fees are reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered; and (e) the Sub-Advisor’s investment strategies are appropriate for pursuing the investment goals of each Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement with respect to each Fund was in the best interests of the Fund and its shareholders.

Basis for Board's Approval of Sub-Advisory Agreement and Contingent Interim Sub-Advisory Agreement.

The Advisor to the Touchstone Strategic Trust regularly monitors each fund’s sub-advisor via a rigorous, five-part evaluation process. Based on the application of this process to the Touchstone Large Cap Growth Fund (the “Fund”), the Advisor proposed the replacement of the Fund’s current sub-advisor, Navellier & Associates, Inc. (“Navellier”), to the Board at a meeting held on February 12, 2015. The Board approved replacing Navellier with Rockefeller & Co., Inc. (“Rockefeller” or the “Sub-advisor”), to take effect on or about May 4, 2015. In connection with these changes, the Board also approved changes to the Fund’s name and 80% investment policy, also to take effect on or about May 4, 2015.

The Advisor and Rockefeller provided the Board with various written materials in advance of the in-person February 12, 2015 meeting to assist with the Board’s consideration of a new Sub-Advisory Agreement between the Advisor and Rockefeller. The Advisor provided written and oral information stating the basis for its recommendation to engage Rockefeller and to transition the Fund from a large-cap growth strategy to a global equity strategy.

119

Other Items (Unaudited) (Continued)

The information also included details regarding Rockefeller’s: (a) investment philosophy and investment process; (b) investment management services proposed to be provided to the Fund; (c) investment management personnel; (d) operating history, infrastructure and financial condition; (e) proposed sub-advisory fee that would be paid to Rockefeller by the Advisor; and (f) reputation, expertise and resources as an investment advisor. The Board then discussed the written materials that the Board received before the meeting and all other information that the Board received at the meeting.

The Board, including the Independent Trustees, voting separately, unanimously determined that the proposal to approve the Sub-Advisor Agreement with Rockefeller for the Fund would be in the best interests of the shareholders and the Fund. In approving the Sub-Advisory Agreement with Rockefeller, the Board considered various factors, among them: (1) the nature, extent, and quality of services to be provided to the Fund, including the personnel who would be providing such services; (2) the Sub-Advisor’s proposed compensation; (3) the Sub-Advisor’s past performance; and (4) the terms of the Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services to be provided by Rockefeller. The Board considered Rockefeller’s level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who would be responsible for managing the investment of portfolio securities with respect to the Fund. The Board also took into consideration that the Advisor was satisfied with Rockefeller’s in-house risk and compliance teams.

Rockefeller’s Compensation. The Board took into consideration the financial condition of Rockefeller and any direct and indirect benefits to be derived by Rockefeller’s relationship with the Fund. In considering the anticipated level of profitability to Rockefeller, the Board noted the proposed contractual undertaking of the Advisor to maintain expense limitations for the Fund and also noted that the sub-advisory fee under the Sub-Advisory Agreement would be paid by the Advisor out of the advisory fee that it receives from the Fund, and that the sub-advisory fee was negotiated at arm’s length between the Advisor and Rockefeller. As a consequence, the anticipated level of profitability to Rockefeller from its relationship with the Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider potential economies of scale in Rockefeller’s management of the Fund to be a substantial factor in its consideration, although the Board noted that the proposed sub-advisory fee schedule contains breakpoints that would reduce the sub-advisory fee rate on Fund assets above specified levels.

Sub-Advisory Fee and Fund Performance. The Board considered that the Fund would pay an advisory fee to the Advisor and that the Advisor would pay a sub-advisory fee to Rockefeller. The Board also considered certain comparative fee information concerning the sub-advisory fee that was paid to Navellier for managing the Fund. The Board also compared Rockefeller’s proposed sub-advisory fee to the sub-advisory fees paid to Navellier, noting that the proposed sub-advisory fee schedule to Rockefeller contained breakpoints at much lower asset levels than Navellier’s sub-advisory fee schedule. The Board considered the amount of the advisory fee to be retained by the Advisor and the amount to be paid to Rockefeller, with respect to the various services to be provided by the Advisor and Rockefeller. The Board also noted that the Advisor negotiated the sub-advisory fee with Rockefeller at arm’s length. The Board also took into account the Advisor’s undertaking to reduce the expense caps for certain of the Fund’s share classes.

The Board also considered Rockefeller’s investment performance and the Fund’s performance record under Navellier management. The Trustees also noted that the boutique nature of Rockefeller and its actively managed, more concentrated portfolios, fit well within the Advisor’s equity manager value proposition. The Board reviewed Rockefeller’s investment performance, highlighting the firm’s strong performance in its Global Sustainability

120

Other Items (Unaudited) (Continued)

and Impact strategy. The Board was mindful of the Advisor’s focus on the performance of sub-advisors, including the Fund’s sub-advisor, and the Advisor’s attention to instances of underperformance. Based upon their review, the Trustees concluded that the Fund’s proposed sub-advisory fee was reasonable in light of the services to be received by the Fund from Rockefeller.

Conclusion. The Board reached the following conclusions regarding the Sub-Advisory Agreement: (a) Rockefeller is qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and policies; (b) Rockefeller maintains an appropriate compliance program; (c) the Fund’s proposed sub-advisory fee is reasonable in relation to the fees of similar funds and the services to be provided by Rockefeller; and (d) Rockefeller’s proposed investment strategies are appropriate for pursuing the investment objective of the Fund. In considering the approval of the Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

In connection with the approval of Rockefeller as the sub-advisor to the Fund effective on or about May 4, 2015, the Board also approved the contingent appointment of Russell Implementation Services, Inc. (“Russell” or the “Contingent Interim Sub-Advisor”) as the interim sub-advisor to the Fund pursuant to a Contingent Interim Sub-Advisory Agreement should the Advisor deem an interim sub-advisor necessary during the transition period to Rockefeller. Management told the Board that, if this should occur, Russell would become the Fund’s interim sub-advisor until Rockefeller becomes the Fund’s sub-advisor.

The Advisor and Russell provided the Board with various written materials in advance of the in-person February 12, 2015 meeting to assist with the Board’s consideration of Russell. The Advisor provided written and oral information stating the basis for its recommendation to engage Russell as the Contingent Interim Sub-advisor, including a discussion of the circumstances under which the Advisor might deem an interim sub-advisor necessary. The information also included details regarding Russell’s: (a) investment philosophy and investment process; (b) investment management services proposed to be provided to the Fund; (c) investment management personnel; (d) operating history, infrastructure and financial condition; (e) proposed sub-advisory fee that would be paid to Russell by the Advisor; and (f) reputation, expertise and resources as an interim investment advisor. The Board then discussed the written materials that the Board received before the meeting and all other information that the Board received at the meeting.

The Board, including the Independent Trustees, voting separately, unanimously determined that the proposal to approve the Contingent Interim Sub-Advisory Agreement for the Fund would be in the best interests of the shareholders and the Fund. In approving the Contingent Interim Sub-Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent, and quality of services to be provided to the Fund, including the personnel who would be providing such services; (2) the Contingent Interim Sub-Advisor’s proposed compensation; (3) the Contingent Interim Sub-Advisor’s past performance; and (4) the terms of the Contingent Interim Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services to be provided by Russell. The Board considered Russell’s level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who would be responsible for managing the investment of portfolio securities with respect to the Fund. The Board also took into consideration that the Advisor was satisfied with Russell’s in-house risk and compliance teams.

Russell’s Compensation. The Board took into consideration the financial condition of Russell and any direct and indirect benefits to be derived by Russell’s relationship with the Fund. In considering the anticipated level of profitability to Russell, the Board noted the proposed contractual undertaking of the Advisor to maintain

121

Other Items (Unaudited) (Continued)

expense limitations for the Fund and also noted that the sub-advisory fee under the Contingent Interim Sub-Advisory Agreement would be paid by the Advisor out of the advisory fee that it receives from the Fund, and that the sub-advisory fee was negotiated at arm’s length between the Advisor and Russell. As a consequence, the anticipated level of profitability to Russell from its relationship with the Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider potential economies of scale in Russell’s management of the Fund to be a substantial factor in its consideration.

Contingent Interim Sub-Advisory Fee and Fund Performance. The Board considered that the Fund would pay an advisory fee to the Advisor and that the Advisor would pay an interim sub-advisory fee to Russell. The Board also considered certain comparative fee information concerning the sub-advisory fee that was paid to Navellier for managing the Fund. The Board also compared Russell’s proposed interim sub-advisory fee to the sub-advisory fees paid to Navellier, noting that the proposed interim sub-advisory fee schedule to Russell was substantially lower than Navellier’s sub-advisory fee schedule. The Board considered the amount of the advisory fee to be retained by the Advisor and the amount to be paid to Russell, with respect to the various services to be provided by the Advisor and Russell. The Board also noted that the Advisor negotiated the interim sub-advisory fee with Russell at arm’s length.

The Board also considered Russell’s investment performance and the Fund’s performance record under Navellier management. The Trustees also noted that Russell has served as interim sub-advisor for two other Touchstone funds during sub-advisor transitions and that the Advisor was satisfied with Russell’s management of those funds. Based upon their review, the Trustees concluded that the Fund’s proposed interim sub-advisory fee was reasonable in light of the services to be received by the Fund from Russell.

Conclusion. The Board reached the following conclusions regarding the Contingent Interim Sub-Advisory Agreement: (a) Russell is qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and policies; (b) Russell maintains an appropriate compliance program; (c) the Fund’s proposed interim sub-advisory fee is reasonable in relation to the fees of similar funds and the services to be provided by Russell; and (d) Russell’s proposed investment strategies are appropriate for pursuing the investment objective of the Fund. In considering the approval of the Contingent Interim Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. Based on its conclusions, the Board determined that approval of the Contingent Interim Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

122

Management of the Trust (Unaudited)

Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at www.touchstoneinvestments.com.

Interested Trustees1:

Name Address Age	Position(s) Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held During the Past 5 Years[3]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	49	Director of LaRosa’s, Inc. (a restaurant chain) from 1999 to 2011; IFS Financial Services, Inc. (a holding company) from 1999 to the present; Integrity and National Integrity Life Insurance Co. from 2005 to the present; Touchstone Securities (the Trust’s distributor) from 1999 to the present; Touchstone Advisors (the Trust’s investment advisor and administrator) from 1999 to the present; W&S Brokerage Services (a brokerage company) from 1999 to the present; W&S Financial Group Distributors (a distribution company) from 1999 to the present; Every Child Succeeds (a social services company) from 2007 to the present; Taft Museum of Art from 2007 to the present; and YMCA of Greater Cincinnati from 2012 to the present.
Independent Trustees:
Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company) from 1971 to the present.	49	Director of Cincinnati Bell (a communications company) from 1994 to the present; Bethesda Inc. (a hospital) from 2005 to the present; Timken Co. (a manufacturing company) from 2004 to the 2014; TimkenSteel from 2014 to the present; Diebold, Inc. (a technology solutions company) from 2004 to the present; and Ohio Business Alliance for Higher Education and the Economy from 2005 to the present.
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Senior Vice President and Chief Financial Officer (from 2003 to January 2015) of Cintas Corporation (a business services company).	49	None.

123

Management of the Trust (Unaudited) (Continued)

Independent Trustees (Continued):
Name Address Age	Position(s) Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held During the Past 5 Years[3]
Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Financial Analyst for Impact 100 (charitable organization) from November 2012 to 2013.	49	Trustee of Diocese of Southern Ohio from 2014 to present; and Trustee of Episcopal Retirement Homes Foundation from 1998 to 2011 (a charitable organization).
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Vice President of Portfolio Management at Soin International LLC (a multinational holding company) from 2004 to the present.	49	Director of Buckeye EcoCare, Inc. (a lawn care company) from 2013 to the present; Trustee of Dayton Region New Market Fund, LLC (a private fund) from 2010 to present; Trustee of the Entrepreneurs Center, Inc. (a small business incubator) from 2006 to the present; and Director of Interventional Imaging, Inc. (a medical device company) from 2004 to 2011.
Edward J. VonderBrink c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1944	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Consultant, VonderBrink Consulting LLC from 2000 to the present.	49	Director of Streamline Health Solutions, Inc. (healthcare IT) from 2006 to the present; Mercy Health from 2013 to the present; Mercy Health Foundation (healthcare nonprofit) from 2008 to the present; and Al Neyer Inc. (a construction company) from 2013 to the present.

[1]	Ms. McGruder, as a director of the Advisor and the Trust's Distributor, and an officer of affiliates of the Advisor and the Trust's Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

[2]	As of March 31, 2015, the Touchstone Fund Complex consists of 18 series of the Trust, 3 series of Touchstone Tax-Free Trust, 13 series of Touchstone Funds Group Trust, 4 series of Touchstone Investment Trust, 1 series of Touchstone Institutional Funds Trust, and 10 variable annuity series of Touchstone Variable Series Trust.

[3]	Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Tax-Free Trust, Touchstone Investment Trust, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust.

124

Management of the Trust (Unaudited) (Continued)

The following is a list of the Officers of the Trusts, the length of time served and principal occupations for the past five years.

Principal Officers:

Term of
Name	Position(s)	Office And
Address	Held with	Length of	Principal Occupation(s)
Age	Trust[1]	Time Served	During the Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1955	President	Until resignation, removal or disqualification President since 2006	See biography above.
Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.; Director of Product Design of Klein Decisions, Inc. (2003 to 2010).
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.; Chief Compliance Officer of Envestnet Asset Management, Inc. (2009 to 2013).
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).
Elizabeth R. Freeman BNY Mellon 201 Washington St, 34th Fl. Boston, MA 02108 Year of Birth: 1962	Secretary	Until resignation, removal or disqualification Secretary since 2011	Managing Director and Senior Counsel of BNY Mellon Investment Servicing (US) Inc.

[1]	Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust and Touchstone Variable Series Trust.

125

This page intentionally left blank.

126

PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•	We collect only the information we need to service your account and administer our business.

•	We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•	We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•	We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•	We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•	We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•	We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

127

Touchstone Investments

Distributor

Touchstone Securities, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

800.638.8194

www.touchstoneinvestments.com

Investment Advisor

Touchstone Advisors, Inc.*
303 Broadway

Cincinnati, Ohio 45202-4203

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Shareholder Service

800.543.0407

* A Member of Western & Southern Financial Group

TSF-54-TST-AR-1503

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. William Gale is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Strategic Trust totaled $112,800 and $96,700 in fiscal 2015 and 2014, respectively, including fees associated with the annual audits and filings of Form N-1A and Form N-SAR.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2014.

Tax Fees

(c)	The Fees for tax compliance services totaled $37,550 and $40,800 in fiscal 2015 and 2014, respectively. The fees relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $13,192 for 2015 and $13,688 for 2014. The fees relate to the PFIC Analyzer and Global Withholding Tax Reporter subscriptions.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Strategic Trust and certain entities*, totaled approximately $50,742 and $54,488 in 2015 and 2014, respectively.

* These include the advisors (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisors that provides ongoing services to the registrant (Funds).

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Touchstone Strategic Trust

By (Signature and Title)*    /s/ Jill T. McGruder

Jill T. McGruder, President

(principal executive officer)

Date 5/29/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jill T. McGruder

Jill T. McGruder, President

(principal executive officer)

Date 5/29/2015

By (Signature and Title)*    /s/ Terrie A. Wiedenheft

Terrie A. Wiedenheft, Controller and Treasurer

(principal financial officer)

Date 5/29/2015

* Print the name and title of each signing officer under his or her signature.